UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08004

                      Aston Funds

(Exact name of registrant as specified in charter)

120 North LaSalle Street, 25th Floor

                          Chicago, IL 60602

(Address of principal executive offices) (Zip code)

Kenneth C. Anderson, President

Aston Funds

120 North LaSalle Street, 25th Floor

                         Chicago, IL 60602

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 268-1400

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report 2013

October 31, 2013

Class N, I & R Shares

Equity

Fixed Income

Alternative

International

Sector

Balanced

Aston Funds

Dear Fellow Shareholder:

As I reflect on the past 12 months, ending October 31, 2013, I am reminded of one of the most memorable quotes by the great Russian author Leo Tolstoy: “The strongest of all warriors are these two—Time and Patience.”

About a year ago, it was beginning to dawn on much of the investment community that the world was not coming to an end. Although bearish sentiment and uncertainty still ran high, there were reasons to be hopeful that with time and patience, the global economy and world financial markets could continue healing from the deep wounds sustained during the Great Recession. In the summer, this optimism was further bolstered by evidence that the global economy—led by growth in developed nations such as the United States—was accelerating and corporate earnings were improving. Against this backdrop, the Standard & Poor’s 500 Index, a broad gauge of the U.S. stock market, was up 27% for the period, finishing at a new high and marking one of the index’s best 12-month periods since 2003. Small stocks soared even higher, with the Russell 2000 Index up 36%. Developed market equities tended to fare best, while foreign equity markets produced significantly divergent results for the year, and emerging markets securities lagged amid worries about growth in those nations.

Bonds, meanwhile, charted a more volatile course. After a multi-year period of outperformance of equities, the improving global economy significantly dampened investors’ aversion to risk and their appetite for “risk-free” government securities. The growing likelihood that the Federal Reserve would begin to taper its purchases of Treasury and agency mortgage-backed securities was another chief concern. Since these accommodative policies were largely credited with keeping interest rates low, the prospects of a higher interest rates weighed heavily on U.S. investment-grade bonds, as measured by the -1.1% return of the Barclays U.S. Aggregate Bond Index.

Although the future is inherently uncertain, we believe that our talented investment managers have proven their ability to persevere across multiple market cycles. They may, at times, be overshadowed in the short term by those who are temporarily lifted by prevailing market trends. But in our view, our investors are best served by Aston’s skilled, active managers who have exhibited the patience to survive and thrive over time.

We are pleased to present you with the Aston Funds annual report and appreciate your continued support of the Aston Funds family.

Sincerely,

Kenneth C. Anderson

President

Aston Funds

The views expressed in this report reflect those of the portfolio managers only, through the end of the period covered and do not necessarily represent the views of Aston Funds or Aston Asset Management, LP. Any such views are subject to change at any time based upon market or other conditions and Aston Funds and Aston Asset Management, LP disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds

Large Cap Funds

ASTON/Montag & Caldwell Growth Fund

ASTON/TAMRO Diversified Equity Fund

ASTON/Herndon Large Cap Value Fund

ASTON/Cornerstone Large Cap Value Fund

Equity Income Funds

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

Mid Cap Funds

ASTON/Fairpointe Mid Cap Fund

ASTON/Montag & Caldwell Mid Cap Growth Fund

Small Cap Funds

ASTON/LMCG Small Cap Growth Fund

(formerly, ASTON Small Cap Growth Fund)

ASTON/Silvercrest Small Cap Fund

ASTON/TAMRO Small Cap Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/River Road Independent Value Fund

Fixed Income Funds

ASTON/DoubleLine Core Plus Fixed Income Fund ASTON/TCH Fixed Income Fund

Alternative Funds

ASTON/Lake Partners LASSO Alternatives Fund

ASTON/Anchor Capital Enhanced Equity Fund

ASTON/River Road Long-Short Fund

International Funds

ASTON/Barings International Fund

ASTON/LMCG Emerging Markets Fund

Sector Fund

ASTON/Harrison Street Real Estate Fund

Balanced Fund

ASTON/Montag & Caldwell Balanced Fund

This report is submitted for general information to the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus which includes details regarding the funds’ objectives, policies, expenses and other information.

Aston Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312

Shareholder Services 800-992-8151  •  www.astonfunds.com

NOT FDIC INSURED   •   NO BANK GUARANTEE  •  MAY LOSE VALUE

Aston Funds

ASTON/Montag & Caldwell Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Ronald E. Canakaris, CFA, CIC

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Class N Shares of the Fund gained 22.61% during the past year, trailing the Russell 1000 Growth Index gain of 28.30% and the S&P 500 Index, which rose 27.16%. The Fund benefited from good stock selection in the Consumer Discretionary, Information Technology and Financial sectors, as well as an underweight position to the Information Technology sector. The Fund lagged the benchmark due to an overweight position to the Consumer Staples sector, an underweight position to the Consumer Discretionary sector and its cash reserve. Adverse stock section in the Healthcare, Industrials and Energy sectors also detracted from performance relative to the benchmark.

Q.	What were the best performing holdings for the Fund during the period?

A.	Biogen was the Fund’s top performing stock, as the company enjoyed stable demand in its major franchises and the company launched Tecfidera, an oral therapy for the treatment of multiple sclerosis. Starbucks rose strongly during the period, as the company delivered top- and bottom-line results that far surpassed peers within the restaurant industry, as well as investor expectations. Johnson Controls surged, as the company reported better than expected results driven by ongoing improvement in the global automotive business and benefits from cost restructuring actions taken by management earlier this year. Amerisource Bergen gained, as the company is benefiting from increased scale and purchasing power as a result of its agreement with Walgreen/Alliance Boots. Nike was a top performer as the company is benefiting from growing enthusiasm around its innovative new product cycle, which should allow double digit earnings growth in fiscal year 2014, as well as improvement in gross margins and robust growth in direct consumer sales.
Q.	What were the weakest performing holdings?

A.	Express Scripts fell in the fourth quarter of 2012 and the position was eliminated in the first quarter of 2013 as benefits from the company’s merger with Medco were waning and earnings growth was expected to decelerate sharply, reflecting the roll-off of additional United Health claims and the fully consolidated post-merger comparisons. EMC was slightly negative during the period as investors became concerned that capital spending will be reduced on storage as it is shifted from on-premise capacity to infrastructure as a service by cloud providers, negatively impacting demand for EMC’s products. Allergan was unchanged during the period, which significantly lagged the gains in the Healthcare sector. The company experienced a delay in the clinical trials of an age-related macular degeneration product and the stock declined following the release of draft guidance from the FDA for generic Restasis bioequivalence. Coca-Cola and Philip Morris were up single digits during the period, lagging the market. Both companies have had their earnings impacted by a slow-down in emerging markets and adverse currency movements.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We believe the high quality growth stocks held in the Fund are well positioned for the period ahead. They are reasonably valued, and in our opinion offer more assured earnings growth due to their global diversification and financial strength. In addition, many of the Fund’s holdings have above average dividend yields and dividend growth prospects. We expect economic growth to continue to be more moderate than generally assumed as the developed world deleverages, and for the Federal Reserve to keep short term interest rates low for a long time.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	22.61%
Five Year	13.46%
Ten Year	7.16%
Since Inception	9.16%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	22.95%
Five Year	13.75%
Ten Year	7.44%
Since Inception	7.57%

Inception Date 06/28/96

Average Annual Total Returns - Class R

One Year	22.30%
Five Year	13.18%
Ten Year	6.91%
Since Inception	7.42%

Inception Date 12/31/02

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N, Class I and Class R Shares are 1.06%, 0.81% and 1.31% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

2

Aston Funds

ASTON/Montag & Caldwell Growth Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 95.83%

	Consumer Discretionary – 16.00%
1,189,030	Bed Bath & Beyond *	$91,935,800
3,119,700	Johnson Controls	143,974,155
2,416,400	NIKE, Class B	183,066,464
91,046	Priceline.com *	95,947,006
318,063	Ralph Lauren	52,683,955
1,633,300	Starbucks	132,378,965
2,264,600	TJX	137,665,034

		837,651,379

	Consumer Staples – 23.99%
4,229,400	Coca-Cola	167,357,358
2,510,000	Colgate-Palmolive	162,472,300
659,900	Costco Wholesale	77,868,200
2,435,200	Estee Lauder, Class A	172,801,792
5,133,700	Mondelez International, Class A	172,697,668
2,004,500	PepsiCo	168,558,405
1,867,000	Philip Morris International	166,387,040
2,079,800	Procter & Gamble	167,943,850

		1,256,086,613

	Energy – 3.36%
1,833,100	Occidental Petroleum	176,124,248

	Financials – 7.69%
1,160,000	American Express	94,888,000
798,000	Franklin Resources	42,980,280
1,572,200	State Street	110,164,054
3,619,600	Wells Fargo	154,520,724

		402,553,058

	Healthcare – 18.50%
4,807,700	Abbott Laboratories	175,721,435
1,840,000	Allergan	166,722,400

Shares		Market Value

	Healthcare (continued)
1,879,800	AmerisourceBergen	$122,807,334
662,967	Biogen Idec *	161,889,912
1,811,100	Gilead Sciences *	128,569,989
2,033,900	Sanofi, ADR	108,772,972
1,411,800	Stryker	104,275,548

		968,759,590

	Industrials – 6.35%
7,072,800	General Electric	184,882,992
1,499,800	United Parcel Service, Class B	147,340,352

		332,223,344

	Information Technology – 16.84%
544,500	Accenture, Class A (Ireland)	40,020,750
2,561,800	eBay *	135,032,478
1,496,500	EMC	36,020,755
415,200	F5 Networks *	33,842,952
256,662	Google, Class A *	264,510,724
4,851,000	Juniper Networks *	90,422,640
2,258,000	QUALCOMM	156,863,260
634,900	Visa, Class A	124,865,783

		881,579,342

	Materials – 3.10%
1,549,800	Monsanto	162,543,024

	Total Common Stocks (Cost $3,987,546,489)	5,017,520,598

INVESTMENT COMPANY – 4.19%

219,503,319	BlackRock Liquidity Funds TempCash Portfolio	219,503,319

	Total Investment Company (Cost $219,503,319)	219,503,319

Total Investments – 100.02% (Cost $4,207,049,808)**		5,237,023,917

Net Other Assets and Liabilities – (0.02)%		(1,227,241)

Net Assets – 100.00%		$5,235,796,676

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $4,213,183,141.

Gross unrealized appreciation	$1,043,014,106
Gross unrealized depreciation	(19,173,330)

Net unrealized appreciation	$1,023,840,776

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

3

Aston Funds

ASTON/TAMRO Diversified Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Philip D. Tasho, CFA & Timothy A. Holland, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The fiscal year ended October 31, 2013 was a robust year for equities across the market cap spectrum due to slow, but steady economic growth, an ongoing housing rebound that boosted consumer sentiment and spending, little to no inflation and accommodative monetary policy. While providing a healthy return of 24.29% for Class N Shares on an absolute basis, the Fund trailed its benchmark, the Russell 1000 Index for two primary reasons. First, many of the year’s big winners — stocks with 100%+ returns — were at the extremes of the growth/value spectrum. These companies typically did not dovetail with our investment philosophy, either because of fundamentals or valuation, and we could not justify owning them. The second reason was stock selection. We owned a number of companies that simply did not execute in line with our expectations. In some cases, we sold the positions to fund higher-confidence opportunities. In other cases, where we believe the long-term opportunity remains, we added to those positions on weakness.

Q.	What were the best performing holdings for the Fund during the period?

A.	The three holdings that contributed the most to performance were Chicago Bridge & Iron, Amazon.com and Boeing. Chicago Bridge & Iron reported better-than-expected revenues and earnings and an improving backlog from energy-related infrastructure projects globally. The significant investments Amazon.com made in technology, digital content and fulfillment centers to support future growth began to bear fruit, resulting in improving sales and gross margins. Shares of Boeing moved higher due to strengthening operating margins and an increased backlog for its aircraft that now represents nearly six years of production.

Q.	What were the weakest performing holdings?

A.	Increased competition weighed on Apple shares, as revenue and earnings came in below consensus estimates and the company’s new guidance range was lower than anticipated. Royal Gold corrected in sympathy with the price of gold. Carnival, the largest global cruise company, experienced several cruise mishaps that caused significant negative publicity and resulted in lowered guidance to reflect weaker ticket pricing and costs for ship repair.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The Fund’s investment process focuses on individual, bottom-up stock selection to identify companies that we believe possess a sustainable competitive advantage and are attractively valued. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level.

While we remain positive toward the equity markets, we believe this is not an average economic recovery where a rising tide will lift all boats. In this environment, valuations for companies that are executing may go higher than in recent years —i.e. multiples will expand. We need to differentiate between speculative stocks and those that are truly out-executing their peers and should resonate long term. We are closely looking at historical valuations and are ever watchful for opportunities as they dovetail with our three investment categories: Leaders, Laggards, and Innovators.

We continue to orient the portfolio toward better-capitalized, better-run companies that participate in more domestic facing industries such as Consumer Discretionary and Financial Services. As the U.S. consumer, U.S. housing and the U.S. economy continue to come back, these companies should be well positioned. As of October 31, 2013, Financials, Consumer Discretionary and Industrials were the largest sectors in the Fund. Among our investment categories, Leaders and Innovators, which tend to be higher quality companies with leading market share and tenured management teams, comprised 80% of the portfolio. Laggards, or companies undergoing restructuring, made up 20%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	24.29%
Five Year	15.70%
Ten Year	7.81%
Since Inception	6.36%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year	24.64%
Since Inception	15.50%

Inception date 03/02/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I Shares are 1.68% and 1.43% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

4

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.82%

	Consumer Discretionary – 17.78%
4,979	Amazon.com *	$1,812,505
22,655	Arcos Dorados Holdings, Class A (Argentina)	272,766
15,100	Bed Bath & Beyond *	1,167,532
39,493	Best Buy	1,690,300
21,493	CarMax *	1,009,956
14,455	Coach	732,579
12,209	GNC Holdings, Class A	718,133
10,730	Home Depot	835,760
17,667	Macy’s	814,625
11,076	Red Robin Gourmet Burgers *	843,770

		9,897,926

	Consumer Staples – 7.74%
25,148	Mondelez International, Class A	845,979
22,947	Safeway	800,850
19,340	United Natural Foods *	1,381,843
21,647	Walgreen	1,282,368

		4,311,040

	Energy – 8.17%
11,118	Continental Resources *	1,266,340
22,143	Kinder Morgan	781,869
6,039	Occidental Petroleum	580,227
8,635	Phillips 66	556,353
14,491	Range Resources	1,097,114
14,572	Ultra Petroleum (Canada) *	267,542

		4,549,445

	Financials – 20.91%
14,337	American Express	1,172,767
27,228	American International Group	1,406,326
16,733	American Tower, REIT	1,327,764
16,229	Bank of the Ozarks	803,011
9,073	Berkshire Hathaway, Class B *	1,044,121

Shares		Market Value

	Financials (continued)
29,063	Citigroup	$1,417,693
49,923	FirstMerit	1,121,271
78,004	Itau Unibanco Holding SA (Brazil), ADR	1,202,042
12,006	Ocwen Financial Corp *	675,097
13,562	Portfolio Recovery Associates *	806,261
38,019	Redwood Trust, REIT	666,093

		11,642,446

	Healthcare – 12.01%
10,600	Allergan	960,466
5,101	Athenahealth *	681,035
19,170	Catamaran (Canada) *	900,223
19,056	DaVita HealthCare Partners *	1,071,138
15,303	Edwards Lifesciences *	997,603
16,717	Express Scripts *	1,045,147
11,153	Johnson & Johnson	1,032,879

		6,688,491

	Industrials – 15.73%
8,180	Boeing	1,067,490
13,703	C.H. Robinson Worldwide	818,617
21,136	Chicago Bridge & Iron (Netherlands)	1,565,966
15,458	Cintas	831,177
21,542	Colfax *	1,205,490
13,703	Danaher	987,849
3,860	Middleby *	878,729
63,883	US Airways Group *	1,403,510

		8,758,828

	Information Technology – 13.93%
6,768	Baidu, SP ADR *	1,088,971
27,306	Facebook, Class A *	1,372,400
1,200	Google, Class A *	1,236,696
25,530	Hewlett-Packard	622,166
10,730	MICROS Systems *	582,103
16,186	QUALCOMM	1,124,441
23,597	Seagate Technology (Ireland)	1,148,702
22,395	Skyworks Solutions *	577,343

		7,752,822

	Materials – 3.55%
4,616	CF Industries Holdings	995,210
9,341	Monsanto	979,684

		1,974,894

	Total Common Stocks (Cost $45,528,595)	55,575,892

INVESTMENT COMPANY – 0.83%

461,680	BlackRock Liquidity Funds TempCash Portfolio	461,680

	Total Investment Company (Cost $461,680)	461,680

Total Investments – 100.65% (Cost $45,990,275)**		56,037,572

Net Other Assets and Liabilities – (0.65)%		(360,545)

Net Assets – 100.00%		$55,677,027

See accompanying Notes to Financial Statements.

5

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2013

Schedule of Investments – continued

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $46,032,483.

Gross unrealized appreciation	$10,512,559
Gross unrealized depreciation	(507,470)

Net unrealized appreciation	$10,005,089

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

6

Aston Funds

ASTON/Herndon Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Randell A. Cain, Jr., CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the past 12 months, the Russell 1000 Value Index increased nearly 30%. The key drivers of this uptrend have been increased share buybacks, corporate dividends and merger activity. These positives have outweighed market headwinds brought on by political wrangling in Washington D.C. and increased concern about market volatility and potentially decelerating earnings growth.

The Fund underperformed the Russell 1000 Value Index by more than 500 basis points during the period. While allocation effect was slightly negative, stock selection was the primary driver of the relative underperformance for the period. The portfolio’s top performing sectors were Healthcare, Energy and Financials, which all benefitted from positive stock selection. The sectors with the greatest negative contribution to relative performance were Consumer Discretionary, Consumer Staples and Materials. The portfolio was overweight each of these sectors, which only compounded their negative contribution, as each sector suffered from poor stock selection.

Q.	What were the best performing holdings for the Fund during the period?

A.	The greatest individual stock performers during the period were Western Digital Corp. (+107% return), Waddell & Reed Financial Inc. (+96%) and CBOE Holdings Inc. (+71%). Western Digital is a holding from the Information Technology sector, while Waddell & Reed and CBOE are holdings from the Financials sector.

Q.	What were the weakest performing holdings?

A.	The weakest individual stock performers over the period were Cliffs Natural Resources (-50% return), Herbalife Ltd. (-26%) and American Capital Agency (-23%). These securities represent holdings from the Materials, Consumer Staples and Financials sectors, respectively.

Q.	How was the Fund positioned as of October 31, 2013?

A.	As of October 31, 2013, the Fund was overweight in the Energy, Consumer Staples, Materials, Industrials and Information Technology sectors. The underweight sectors were Financials, Utilities, Telecommunications and Healthcare.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

1 Year	22.58%
Since Inception	12.66%

Inception Date 03/31/10

Average Annual Total Returns - Class I

1 Year	22.94%
Since Inception	11.68%

Inception Date 03/02/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

7

Aston Funds

ASTON/Herndon Large Cap Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 95.10%

	Consumer Discretionary – 7.81%
41,849	Coach	$2,120,907
16,149	Ross Stores	1,249,125
65,010	TJX	3,951,958
33,046	Yum! Brands	2,234,571

		9,556,561

	Consumer Staples – 10.83%
78,097	Altria Group	2,907,551
52,111	Campbell Soup	2,218,365
47,686	Colgate-Palmolive	3,086,715
39,349	Kellogg	2,488,824
28,668	Philip Morris International	2,554,892

		13,256,347

	Energy – 19.37%
29,139	Apache	2,587,543
17,841	Chevron	2,140,206
22,642	Continental Resources *	2,578,924
28,150	Exxon Mobil	2,522,803
57,572	HollyFrontier	2,651,766
42,273	Marathon Petroleum	3,029,283
18,453	Murphy Oil	1,113,085
118,063	Patterson-UTI Energy	2,864,208
171,634	RPC	3,147,768
58,722	Ultra Petroleum (Canada) *	1,078,136

		23,713,722

	Financials – 21.67%
57,619	Aflac	3,744,083
74,848	American Capital Agency, REIT	1,625,699
88,171	Apartment Investment & Management, Class A, REIT	2,467,025
70,282	CBOE Holdings	3,408,677
58,466	Discover Financial Services	3,033,216
63,645	Eaton Vance	2,660,997
86,899	Federated Investors, Class B	2,356,701
35,258	McGraw-Hill	2,456,777

Shares		Market Value

	Financials (continued)
53,241	SLM	$1,350,724
55,359	Waddell & Reed Financial, Class A	3,418,418

		26,522,317

	Healthcare – 7.21%
15,063	Baxter International	992,200
69,858	Endo Health Solutions *	3,054,890
68,493	Mylan *	2,593,830
24,733	United Therapeutics *	2,189,365

		8,830,285

	Industrials – 12.18%
18,359	Caterpillar	1,530,407
8,506	Copa Holdings SA, Class A (Panama)	1,271,987
54,277	Joy Global	3,080,220
41,684	Landstar System	2,304,708
23,537	Lockheed Martin	3,138,424
15,487	Rockwell Collins	1,081,457
25,420	United Parcel Service, Class B	2,497,261

		14,904,464

	Information Technology – 10.75%
6,637	Apple	3,466,837
11,015	International Business Machines	1,973,998
77,390	Microsoft	2,735,737
55,218	Western Digital	3,844,829
66,502	Western Union	1,131,864

		13,153,265

	Materials – 5.28%
10,403	CF Industries Holdings	2,242,888
18,453	Lyondellbasell Industries NV Class A (Netherlands)	1,376,594
7,579	Newmarket	2,359,797
17,276	Southern Copper	482,864

		6,462,143

	Total Common Stocks (Cost $100,757,829)	116,399,104

INVESTMENT COMPANY – 5.51%

6,740,441	BlackRock Liquidity Funds TempCash Portfolio	6,740,441

	Total Investment Company (Cost $6,740,441)	6,740,441

Total Investments – 100.61% (Cost $107,498,270)**		123,139,545

Net Other Assets and Liabilities – (0.61)%		(744,464)

Net Assets – 100.00%		$122,395,081

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $108,309,361.

Gross unrealized appreciation	$17,389,154
Gross unrealized depreciation	(2,558,970)

Net unrealized appreciation	$14,830,184

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

8

Aston Funds

ASTON/Cornerstone Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

John Campbell, CFA; Rick van Nostrand, CFA; Cameron Clement, CFA; & Dean Morris, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Despite an increasing barrage of negative news, the past 12 months saw the continuation of strong equity returns experienced since the beginning of 2012. Continued Federal Reserve intervention, turmoil in the Middle East, concerns over the most recent political standoff, the initial rollout of the Affordable Care Act and a myriad of other headline news have dominated the press. Given this backdrop, the Russell 1000 Value Index posted a 28.29% return. Despite the negative headlines, we continue to see positives in the underlying corporate fundamentals that determine value and drive stock prices over the long-term, and this is where we continue to direct our focus.

Q.	What were the best performing holdings for the Fund during the period?

A.	Western Digital (+107.5%) was a strong contributor in the Information Technology space. The stock delivered strong quarterly results with margins holding steady despite weakness in overall global PC demand. Investors rewarded the stock as inventory levels continue to decline quarter-over-quarter.

Hess (+50.3%) was also a strong contributor to performance. The company announced plans to sell its U.S. oil storage terminal network as well as its refining business. The market viewed this positively, as the company intends to focus on its core strength, Exploration and Production, going forward. Additionally, an activist investor, Elliott Management, proposed a number of initiatives which should spur management to continue to streamline the company which could be viewed favorably by the market.

Eaton (+40.9%) was the best performer within the Industrials sector and our third best stock in the portfolio. Following the completed acquisition of Cooper Industries, Eaton’s revenue mix is more diversified and will primarily be derived from its electrical business, which is viewed as being less cyclical. As a result, the market has begun re-rating Eaton’s prospects and has begun rewarding the company with a higher Price/Earnings multiple.

Q.	What were the weakest performing holdings?

A.	Royal Dutch Shell (+1.9%) was the biggest detractor to performance. Management reported disappointing quarterly results and the market penalized the stock accordingly. Specifically, results were consistently below consensus expectations, as capital expenditures continue to weigh on near-term results and the outlook into 2013 and beyond was muted.

Wal-Mart (+4.8%), a stock that traded at an all-time high in early October 2012, was a laggard during the period. The market remains concerned that overall consumer spending remains constrained and, as a result, that Wal-Mart will have trouble achieving near-term sales targets.

Teva Pharmaceuticals (-6.2%) was a weak overall performer. At Teva’s annual Investor Day in December 2012, new CEO Jeremy Levin laid out Teva’s strategy going forward. While the plan seemed reasonable, it could take some time to bear fruit. As a result, investors seemed disappointed overall with the firm’s outlook and penalized the firm.

Q.	How was the Fund positioned as of October 31, 2013?

A.	Cornerstone’s actively constructed 800 stock universe is trading at 82% of fair value based on our proprietary Fair Value Model. Despite strong market returns, the Fair Value Model still indicates that 442 of the 800 stocks in the universe are undervalued. Should markets continue to appreciate and the number of under-valued businesses shrinks, we believe active management becomes increasingly important, as investors need to be discerning when looking for attractive opportunities. We will not be swayed by the “noise” in the market, which appears to be changing quarter to quarter, and we continue to focus on finding companies with strong and improving fundamentals that trade at attractive valuations.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	25.72%
Five Year	13.35%
Ten Year	8.18%
Since Inception	7.97%

Inception Date 01/04/93

Average Annual Total Returns - Class I

One Year	26.08%
Five Year	13.69%
Since Inception	6.81%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I Shares are 1.59% and 1.34%, respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

9

Aston Funds

ASTON/Cornerstone Large Cap Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 95.15%

	Consumer Discretionary – 10.64%
28,510	Bed Bath & Beyond *	$2,204,393
36,850	Hasbro	1,903,303
57,675	Mattel	2,559,040

		6,666,736

	Consumer Staples – 3.75%
30,600	Wal-Mart Stores	2,348,550

	Energy – 9.90%
17,150	Chevron	2,057,314
19,725	Exxon Mobil	1,767,755
35,625	Royal Dutch Shell PLC, ADR	2,374,762

		6,199,831

	Financials – 15.49%
20,025	ACE (Switzerland)	1,911,186
29,300	Capital One Financial	2,012,031
45,525	Citigroup	2,220,709
37,225	JPMorgan Chase	1,918,577
51,800	Unum Group	1,644,132

		9,706,635

	Healthcare – 7.67%
18,350	Baxter International	1,208,714
20,825	Johnson & Johnson	1,928,603
22,600	Stryker	1,669,236

		4,806,553

	Industrials – 18.23%
17,700	3M	2,227,545
16,575	Cummins	2,105,356
28,575	Emerson Electric	1,913,668
11,800	General Dynamics	1,022,234

Shares		Market Value

	Industrials (continued)
23,225	Norfolk Southern	$1,997,815
18,425	Parker Hannifin	2,150,566

		11,417,184

	Information Technology – 29.47%
3,780	Apple	1,974,483
44,600	EMC	1,073,522
2,385	Google, Class A *	2,457,933
86,700	Intel	2,118,081
6,910	International Business Machines	1,238,341
70,950	Microsoft	2,508,083
75,100	Oracle	2,515,850
33,900	QUALCOMM	2,355,033
31,925	Western Digital	2,222,938

		18,464,264

	Total Common Stocks (Cost $52,766,899)	59,609,753

INVESTMENT COMPANY – 4.49%

2,811,444	BlackRock Liquidity Funds TempCash Portfolio	2,811,444

	Total Investment Company (Cost $2,811,444)	2,811,444

Total Investments – 99.64% (Cost $55,578,343)**		62,421,197

Net Other Assets and Liabilities – 0.36%		227,181

Net Assets – 100.00%		$62,648,378

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $55,677,959.

Gross unrealized appreciation	$7,101,610
Gross unrealized depreciation	(358,372)

Net unrealized appreciation	$6,743,238

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

10

Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factor affecting absolute performance was the ongoing extraordinary monetary policy (quantitative easing). Additionally, according to Ned Davis Research*, among S&P 500 companies, performance declined as dividend yield increased, creating a significant relative headwind for a dividend-oriented strategy. The Energy sector had the highest impact on relative results, due to an underweight allocation in that sector. The Consumer Discretionary sector had the most negative impact on relative results, as weak stock selection offset the positive impact of the significant overweight in the sector.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were Walgreen Co., the drugstore chain, and BlackRock Inc., a leading investment management company. In the summer of 2012, Walgreen settled its dispute with Express Scripts and launched a joint venture with a leading drugstore chain in Europe, Alliance Boots. These actions, combined with the March announcement of a new distribution agreement with, and investment in, AmerisourceBergen, provided significant momentum to the firm over the period.

BlackRock benefitted substantially from the strong market returns and continued inflows into its retail and exchange-traded fund (ETF) businesses. The firm increased the dividend payment in March, and has increased its annual rate over the last five years.

Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return during the period were Iron Mountain Inc., a document storage company, and Entergy Corp., an integrated utility. Iron Mountain’s plans to convert to a real estate investment trust (REIT) on January 1, 2014, were put at risk when the firm received a “tentatively adverse” preliminary finding on the proposal from the IRS. The firm appears to have a strong case, but if allowed, the conversion is now likely to be delayed to January 2015.

In November 2012, Entergy released poor Q3 results and announced its intention to conduct a tax-free spin-off of its transmission assets. In addition, the company softened its support for the dividend going forward. Coupled with concerns surrounding the contentious relicensing of the Indian Point nuclear plant, our conviction in the position declined and we exited the position in the period.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The overall positioning of the Fund has changed modestly over the period. The Fund is significantly overweight in Consumer stocks, both Staples and Cyclicals, and is significantly underweight in Financials, Healthcare, and Energy. Turnover increased in the period as we dealt with numerous overvalued positions as stocks have surged despite anemic revenue and earnings growth. The average yield of the Fund holdings has declined over the last twelve months as continued low interest rates increased valuation pressure on higher yielding stocks. While providing an attractive yield is a key goal, we must also maintain the potential for attractive capital gains, otherwise the potential total return for investors will suffer. We will continue to focus on stocks with high and growing dividends and healthy balance sheets but we are very mindful of the valuations of individual securities in the Fund.

*Ned Davis Research, Inc., examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2013.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	27.47%
Five Year	14.44%
Since Inception	8.51%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	27.81%
Five Year	14.74%
Since Inception	5.86%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

11

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 96.45%

	Consumer Discretionary – 16.03%
441,680	Bob Evans Farms	$25,215,511
348,650	Coach	17,669,582
331,595	Darden Restaurants	17,087,090
484,515	Hasbro	25,025,200
329,775	Hillenbrand	9,306,250
459,900	Kohl’s	26,122,320
677,690	National CineMedia	11,873,129
1,263,035	Staples	20,360,124
350,345	Target	22,698,853
576,665	Thomson Reuters (Canada)	21,665,304

		197,023,363

	Consumer Staples – 13.10%
565,575	Dr Pepper Snapple Group	26,779,976
135,955	General Mills	6,854,851
219,905	Kimberly-Clark	23,749,740
294,235	Molson Coors Brewing, Class B	15,888,690
261,075	PepsiCo	21,953,797
190,730	Procter & Gamble	15,401,448
616,655	Sysco	19,942,623
238,930	Wal-Mart Stores	18,337,878
204,290	Walgreen	12,102,140

		161,011,143

	Energy – 7.25%
169,985	Chevron	20,391,401
587,150	Memorial Production Partners LP	12,218,591
317,940	Occidental Petroleum	30,547,675
149,990	Transmontaigne Partners LP	6,328,078
381,005	Williams Partners LP	19,591,277

		89,077,022

Shares		Market Value

	Financials – 13.84%
64,485	BlackRock	$19,397,733
310,545	CME Group	23,045,544
411,905	Compass Diversified Holdings	7,900,338
529,675	Geo Group, REIT	18,681,637
359,905	OneBeacon Insurance Group, Class A (Bermuda)	5,744,084
196,425	PartnerRe (Bermuda)	19,683,749
305,990	PNC Financial Services Group	22,499,445
808,559	Sabra Health Care, REIT	21,750,237
203,200	Safety Insurance Group (a)	11,113,008
542,055	U.S. Bancorp	20,251,175

		170,066,950

	Healthcare – 4.79%
151,360	Becton, Dickinson	15,912,477
127,995	Medtronic	7,346,913
516,827	Owens & Minor	19,339,666
530,585	Pfizer	16,278,348

		58,877,404

	Industrials – 14.02%
257,071	ABM Industries	7,072,023
668,470	Aircastle (Bermuda)	12,614,029
299,605	Emerson Electric	20,064,547
234,825	General Dynamics	20,342,890
486,369	Iron Mountain	12,908,233
118,290	Lockheed Martin	15,772,789
291,230	Norfolk Southern	25,051,605
226,915	Raytheon	18,690,989
431,775	Republic Services	14,451,509
257,705	United Parcel Service, Class B	25,316,939

		172,285,553

	Information Technology – 13.27%
578,105	CA	18,360,615
1,380,075	Corning	23,585,482
1,344,185	Intel	32,838,439
353,695	j2 Global	19,446,151
527,795	Microsoft	18,657,553
299,085	Paychex	12,639,332
227,200	QUALCOMM	15,783,584
1,280,020	Western Union	21,785,940

		163,097,096

	Materials – 3.13%
344,480	Bemis	13,744,752
167,925	Innophos Holdings	8,416,401
315,230	Nucor	16,319,457

		38,480,610

	Telecommunication Services – 6.29%
134,800	Atlantic Tele-Network	7,470,616
598,995	Rogers Communications, Class B (Canada)	27,200,363
444,125	Verizon Communications	22,432,754

See accompanying Notes to Financial Statements.

12

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	Telecommunication Services (continued)
549,260	Vodafone Group, SP ADR (United Kingdom)	$20,223,753

		77,327,486

	Utilities – 4.73%
357,895	AmeriGas Partners LP	16,130,328
448,645	Avista	12,467,844
413,175	National Fuel Gas	29,562,671

		58,160,843

	Total Common Stocks (Cost $933,224,911)	1,185,407,470

INVESTMENT COMPANY – 3.40%

41,773,450	BlackRock Liquidity Funds TempCash Portfolio	41,773,450

	Total Investment Company (Cost $41,773,450)	41,773,450

Total Investments – 99.85% (Cost $974,998,361)*		1,227,180,920

Net Other Assets and Liabilities – 0.15%		1,807,605

Net Assets – 100.00%		$1,228,988,525

(a)	This security has been determined by the Subadviser to be an illiquid security. At October 31, 2013, this security amounted to $11,113,008 or 0.90% of net assets.

*	Aggregate cost for Federal income tax purposes is $974,039,641.

Gross unrealized appreciation	$259,236,122
Gross unrealized depreciation	(6,094,843)

Net unrealized appreciation	$253,141,279

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

13

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II

Portfolio Manager Commentary (unaudited)	October 31, 2013

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factor affecting absolute performance was the ongoing extraordinary monetary policy (quantitative easing). Additionally, according to Ned Davis Research*, among S&P 500 companies, performance declined as dividend yield increased, creating a significant relative headwind for a dividend-oriented strategy. The Utilities sector had the highest impact on relative results, due to both strong stock selection and the modest underweight allocation in that sector. The Consumer Discretionary sector had the most negative impact on relative results, as weak stock selection offset the positive impact of the significant overweight in the sector.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were Walgreen Co., the drugstore chain, and BlackRock Inc., a leading investment management company. In the summer of 2012, Walgreen settled its dispute with Express Scripts and launched a joint venture with a leading drugstore chain in Europe, Alliance Boots. These actions, combined with the March announcement of a new distribution agreement with, and investment in, AmerisourceBergen, provided significant momentum to the firm over the period.

BlackRock benefitted substantially from the strong market returns and continued inflows into its retail and exchange-traded funds (ETF) businesses. The firm increased the dividend payment in March, and has increased its annual rate over the last five years.

Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return during the period were Iron Mountain Inc., a document storage company, and Entergy Corp., an integrated utility. Iron Mountain’s plan to convert to a real estate investment trust (REIT) on January 1, 2014 was put at risk when the firm received a “tentatively adverse” preliminary finding on the proposal from the IRS. The firm appears to have a strong case, but if allowed, the conversion is now likely to be delayed to January 2015.

In November 2012, Entergy released poor Q3 results and announced its intention to conduct a tax-free spin-off of its transmission assets. In addition, the company softened its support for the dividend going forward. Coupled with concerns surrounding the contentious relicensing of the Indian Point nuclear plant, our conviction in the position declined and we exited the position.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The overall positioning of the Fund has changed modestly over the period. The Fund is significantly overweight in Consumer stocks, both Staples and Cyclicals, and is significantly underweight in Financials, Healthcare, and Energy. Turnover increased in the period as we dealt with numerous overvalued positions as stocks have surged despite anemic revenue and earnings growth. The average yield of the Fund holdings has declined over the last twelve months as continued low interest rates increased valuation pressure on higher yielding stocks. While providing an attractive yield is a key goal, we must also maintain the potential for attractive capital gains, otherwise the potential total return for investors will suffer. We will continue to focus on stocks with high and growing dividends and healthy balance sheets but we are very mindful of the valuations of individual securities in the Fund.

*Ned Davis Research, Inc., examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2013.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One-Year	25.99%
Since Inception	23.15%

Inception Date 06/27/12

Average Annual Total Returns - Class I

One Year	26.30%
Since Inception	23.44%

Inception Date 06/27/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

14

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.03%

	Consumer Discretionary – 15.21%
16,720	Bob Evans Farms	$954,545
28,770	Coach	1,458,064
28,135	Darden Restaurants	1,449,797
39,575	Hasbro	2,044,049
10,635	Hillenbrand	300,120
37,830	Kohl’s	2,148,744
102,625	Staples	1,654,315
28,865	Target	1,870,163
47,620	Thomson Reuters (Canada)	1,789,083

		13,668,880

	Consumer Staples – 14.67%
45,980	Dr Pepper Snapple Group	2,177,153
11,225	General Mills	565,965
18,005	Kimberly-Clark	1,944,540
24,440	Molson Coors Brewing, Class B	1,319,760
21,580	PepsiCo	1,814,662
15,595	Procter & Gamble	1,259,296
50,705	Sysco	1,639,800
19,510	Wal-Mart Stores	1,497,393
16,330	Walgreen	967,389

		13,185,958

	Energy – 6.95%
14,180	Chevron	1,701,033
21,695	Memorial Production Partners LP	451,473
25,820	Occidental Petroleum	2,480,786
31,305	Williams Partners LP	1,609,703

		6,242,995

	Financials – 11.14%
5,225	BlackRock	1,571,732
25,320	CME Group	1,878,997
43,074	Geo Group, REIT	1,519,220
15,795	PartnerRe (Bermuda)	1,582,817

Shares		Market Value

	Financials (continued)
24,815	PNC Financial Services Group	$1,824,647
43,820	U.S. Bancorp	1,637,115

		10,014,528

	Healthcare – 4.93%
12,350	Becton, Dickinson	1,298,355
10,160	Medtronic	583,184
33,510	Owens & Minor	1,253,944
42,055	Pfizer	1,290,247

		4,425,730

	Industrials – 15.41%
18,725	ABM Industries	515,124
49,145	Aircastle (Bermuda)	927,366
24,405	Emerson Electric	1,634,403
19,355	General Dynamics	1,676,724
40,115	Iron Mountain	1,064,652
9,165	Lockheed Martin	1,222,061
23,375	Norfolk Southern	2,010,718
18,930	Raytheon	1,559,264
35,335	Republic Services	1,182,662
20,965	United Parcel Service, Class B	2,059,602

		13,852,576

	Information Technology – 14.57%
46,710	CA	1,483,510
113,555	Corning	1,940,655
109,335	Intel	2,671,054
25,950	j2 Global	1,426,731
44,220	Microsoft	1,563,177
21,830	Paychex	922,536
18,585	QUALCOMM	1,291,100
105,700	Western Union	1,799,014

		13,097,777

	Materials – 3.16%
27,390	Bemis	1,092,861
8,140	Innophos Holdings	407,977
25,870	Nucor	1,339,290

		2,840,128

	Telecommunication Services – 6.36%
48,855	Rogers Communications, Class B (Canada)	2,218,506
36,940	Verizon Communications	1,865,839
44,390	Vodafone Group, SP ADR (United Kingdom)	1,634,440

		5,718,785

	Utilities – 4.63%
21,860	AmeriGas Partners LP	985,230
27,715	Avista	770,199
33,565	National Fuel Gas	2,401,576

		4,157,005

	Total Common Stocks (Cost $77,979,133)	87,204,362

See accompanying Notes to Financial Statements.

15

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 2.82%

2,537,440	BlackRock Liquidity Funds TempCash Portfolio	$2,537,440

	Total Investment Company (Cost $2,537,440)	2,537,440

Total Investments – 99.85% (Cost $80,516,573)*		89,741,802

Net Other Assets and Liabilities – 0.15%		131,860

Net Assets – 100.00%		$89,873,662

*	Aggregate cost for Federal income tax purposes is $80,608,747.

Gross unrealized appreciation	$9,655,649
Gross unrealized depreciation	(522,594)

Net unrealized appreciation	$9,133,055

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

16

Aston Funds

ASTON/Fairpointe Mid Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Thyra E. Zerhusen, Marie L. Lorden & Mary L. Pierson

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	This past year was filled with market moving headlines both on the global front and out of Washington. Each new headline can cause a significant move in stocks either up or down. Operating in this environment of volatility creates opportunities as stocks overreact to short-term concerns. We strive to take advantage of these opportunities by buying stocks when short-term concerns cause companies with strong long-term fundamentals to become temporarily undervalued and by selling or trimming stocks that achieve our valuation targets.

Within the context of this market volatility, our stock selection was the most significant contributor to our performance during the past 12 months, with 90% of our holdings increasing in value during the period. Also contributing to performance were two acquisitions. Gannett Company agreed to buy Belo Corporation in June 2013. Both media stocks were held in the portfolio and both jumped on the acquisition announcement. Molex, another portfolio holding, agreed to be acquired at a significant premium by Koch Industries.

Class N Shares of the Fund gained 42.88% during the past year, outperforming the S&P 400 Index, up 33.48% and the broader market, S&P 500 Index, up 27.16%.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s top contributors to performance for the past twelve months included Boston Scientific, a medical device company specializing in cardiovascular, endosurgery, neurovascular, and neuro modulation markets. After a couple of difficult years, Boston Scientific’s revenues have stabilized and we expect modest revenue growth with increasing operating margins going forward. Another top contributor was Cree, Inc., a producer of semiconductors and LED (light-emitting diode) components, LED chips and LED lighting products. We expect
Cree to grow significantly over the next several years as LED lighting is adopted more widely.

Q.	What were the weakest performing holdings?

A.	Our weakest performing stocks included McDermott International, a global engineering and construction company serving offshore oil and gas markets, which was down from our initial purchase in the first quarter 2013. We believe that the company will rebound as it addresses recent execution issues. The stock of Nuance Communications, the leader in speech recognition technology (speech-to-text) also declined. We believe Nuance’s scale and competitive position remain attractive, especially in the healthcare vertical where the company participates in electronic health record management.

Q.	How was the Fund positioned as of October 31, 2013?

A.	While equity valuations have moved up and no longer trade at depressed levels, the Fund remains attractively valued. The Fund’s P/E of 15.1x and P/S of 0.9x compare favorably with the S&P 400 Index P/E of 16.4x and P/S of 1.2x.

U.S. equities have performed well and continue to be supported by a stronger and relatively stable U.S. economy. We are also seeing a resurgence of manufacturing in North America due to lower energy costs, more competitive labor rates and available capital. We continually re-balance the portfolio to keep the overall valuation attractive relative to our own history and to the mid-cap benchmarks. Our mid-cap holdings are well-diversified, have the ability to grow market share, and in many cases represent “must have” products or services that make their clients more efficient.

Note: Price/Earnings (P/E) and Price/Sales (P/S) of a fund are the weighted averages of the P/E and P/S ratios of all the companies in the portfolio. P/E is determined by the price of the company’s stock divided by its estimated earnings. P/S is the price of the company divided by estimated sales.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	42.88%
Five Year	23.20%
Ten Year	11.61%
Since Inception	13.15%

Inception Date 09/19/94

Average Annual Total Returns - Class I

One Year	43.23%
Five Year	23.52%
Since Inception	10.85%

Inception Date 07/06/04

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I Shares are 1.11% and 0.86% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

17

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.59%

	Consumer Discretionary – 19.52%
4,007,000	Belo, Class A	$55,016,110
416,000	BorgWarner	42,902,080
4,345,300	DeVry	155,996,270
3,357,700	Gannett	92,907,559
1,065,800	H&R Block	30,311,351
7,795,168	Interpublic Group	130,958,822
915,500	Lear	70,850,543
11,148,854	New York Times, Class A *	154,188,651
2,531,598	Scholastic	72,631,547
9,242,700	Staples	148,992,324

		954,755,257

	Consumer Staples – 3.80%
1,069,100	Bunge	87,805,183
1,820,386	Molson Coors Brewing, Class B	98,300,844

		186,106,027

	Energy – 4.43%
251,078	CGG, SP ADR (France) *	5,511,162
2,668,992	FMC Technologies *	134,917,546
10,787,200	McDermott International *	76,265,504

		216,694,212

	Financials – 7.61%
1,124,400	Cincinnati Financial	56,220,000
1,343,985	Eaton Vance	56,192,013
868,600	McGraw-Hill	60,524,048
1,629,800	Northern Trust	91,953,317
2,352,900	Raymond James Financial	107,409,885

		372,299,263

Shares		Market Value

	Healthcare – 14.11%
10,131,550	Boston Scientific *	$118,437,820
1,755,919	Charles River Laboratories *	86,408,774
1,766,000	Edwards Lifesciences *	115,125,540
1,837,518	Forest Laboratories *	86,418,472
3,911,476	Hospira *	158,493,008
1,728,100	Varian Medical Systems *	125,425,498

		690,309,112

	Industrials – 12.36%
1,804,600	AGCO	105,352,548
1,747,400	Con-way	71,992,880
1,112,244	ManpowerGroup	86,866,256
4,913,200	Southwest Airlines	84,605,304
4,034,800	Werner Enterprises	93,445,968
4,703,500	Xylem	162,270,750

		604,533,706

	Information Technology – 32.35%
2,886,500	Akamai Technologies *	129,142,010
2,159,100	Citrix Systems *	122,593,698
1,754,600	Cree *	106,591,950
430,200	FactSet Research Systems	46,865,988
1,888,900	First Solar *	94,955,003
986,300	Harris	61,111,148
2,966,298	Itron *	126,571,936
5,782,900	Jabil Circuit	120,631,294
8,556,000	Juniper Networks *	159,483,840
2,357,600	Lexmark International, Class A	83,812,680
1,745,586	Molex	67,379,620
1,915,064	Molex, Class A	73,729,964
6,896,000	Nuance Communications *	107,301,760
7,623,500	NVIDIA	115,724,730
3,621,328	Unisys *	95,421,993
1,479,159	Zebra Technologies, Class A *	71,458,171

		1,582,775,785

	Materials – 4.41%
11,545,000	Alcoa	107,022,150
579,400	FMC	42,157,144
771,800	Sigma-Aldrich	66,706,674

		215,885,968

	Total Common Stocks (Cost $3,470,936,286)	4,823,359,330

INVESTMENT COMPANY – 4.96%

242,569,462	BlackRock Liquidity Funds TempCash Portfolio	242,569,462

	Total Investment Company (Cost $242,569,462)	242,569,462

Total Investments – 103.55% (Cost $3,713,505,748)**		5,065,928,792

Net Other Assets and Liabilities – (3.55)%		(173,680,732)

Net Assets – 100.00%		$4,892,248,060

See accompanying Notes to Financial Statements.

18

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2013

Schedule of Investments – continued

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,714,621,859.

Gross unrealized appreciation	$1,422,905,695
Gross unrealized depreciation	(71,598,762)

Net unrealized appreciation	$1,351,306,933

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

19

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
M. Scott Thompson, CFA & Andrew W. Jung, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months the Fund underperformed its benchmark due mostly to stock selection and, to a lesser extent, sector allocation. Stock selection in the Financials sector was a positive contributor to performance. A single holding (Ecolab) in the Materials sector and the Fund’s Energy holdings were also positive contributors to performance. This was more than offset, however, by stock selection in the Consumer Staples, Industrials, Technology and Healthcare sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	Two of best performing stocks were oil service companies Core Labs and Oceaneering, which rose 82% and 66%, respectively. Core Labs benefitted from ongoing strength in demand for the company’s products and services. Oceaneering benefitted from continued growth in deepwater oil and gas development. LKQ, a provider of aftermarket, recycled, and refurbished auto parts to collision and mechanical repair shops, also performed well during the year.

Q.	What were the weakest performing holdings?

A.	Teradata was our single worst performer over the past 12 months, losing just over a third of its value. The company suffered disappointing earnings results due primarily to cyclical weakness for its enterprise data warehousing solutions as customer uncertainty about the economy caused them to defer large spending commitments. While we reduced the size of our position, we continue to hold the stock based on our expectation that sales and earnings growth will reaccelerate in 2014. Edwards Lifesciences shares lost nearly 17% during the period as the company’s U.S. launch of their transcatheter heart valve, Sapien, failed to live up to management and investor expectations. We eliminated the holding during the period as a result. The Fresh Market, an operator of specialty grocery stores, was also a disappointing stock. Despite generating above average earnings growth, results fell short of investor expectations which caused earnings estimates to be reduced and the stock’s premium valuation to come under pressure. While we remain attracted to the company’s significant long-term unit growth opportunity and return potential, consistent with our sell discipline, we exited the position given the lack of visibility into near-term results.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We continue to maintain a balance between both high quality cyclical and non-cyclical growth stocks. The outlook for the stock market continues to be generally favorable. The risk of a recession is low; monetary policy is very expansive; market valuations are fair to full, but not extreme; and investors are optimistic but not euphoric. Over the near term, however, the market may be more volatile as we believe it is fairly valued and that consensus economic and earnings expectations remain too high. Also, while the Federal Reserve’s bond buying program (the third round of Quantitative Easing, or QE3) should continue to support the stock market, this added liquidity has both reduced investors’ sensitivity to risk and significantly helped boost bond and stock prices.

While we are pleased with the Fund’s 24.51% absolute return for the 12 month period, we are well aware of the lagging relative performance. Against the backdrop of easy money policies, the higher quality growth companies we favor have failed to keep pace with the broader market averages. Even so, we remain resolute in our belief that our process, with its emphasis on quality, valuation, and earnings growth, will serve shareholders well over the course of a full market cycle.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	24.51%
Five Year	17.18%
Since Inception	4.37%

Inception Date 11/02/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

20

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 95.58%

	Consumer Discretionary – 29.50%
2,340	BorgWarner	$241,324
3,980	Dick’s Sporting Goods	211,776
5,270	Dollar Tree *	307,768
4,000	Dunkin’ Brands Group	190,720
2,740	Harman International Industries	221,995
12,420	LKQ *	410,233
3,940	Marriott International, Class A	177,615
2,350	Michael Kors Holdings (Hong Kong) *	180,832
2,150	O’Reilly Automotive *	266,192
1,430	Panera Bread, Class A *	225,826
2,190	PVH	272,808
1,040	Ralph Lauren	172,266
4,080	Ross Stores	315,588
2,370	Tractor Supply	169,100

		3,364,043

	Consumer Staples – 5.26%
4,260	Church & Dwight	277,539
2,240	Mead Johnson Nutrition	182,918
2,440	Monster Beverage *	139,641

		600,098

	Energy – 3.73%
960	Core Laboratories (Netherlands)	179,731
2,860	Oceaneering International	245,617

		425,348

	Financials – 8.70%
6,830	First Republic Bank	348,808
940	IntercontinentalExchange *	181,166
5,430	Raymond James Financial	247,880
2,100	Signature Bank New York NY *	213,822

		991,676

Shares		Market Value

	Healthcare – 11.47%
2,070	Henry Schein *	$232,730
2,090	IDEXX Laboratories *	225,427
1,520	MEDNAX *	165,710
1,480	Perrigo	204,077
5,180	ResMed	268,013
2,100	Waters *	211,932

		1,307,889

	Industrials – 19.30%
5,875	AMETEK	281,001
6,450	Donaldson	255,484
5,750	Expeditors International Washington	260,417
1,990	J.B. Hunt Transport Services	149,310
4,080	Jacobs Engineering Group *	248,146
8,080	Robert Half International	311,322
1,190	Roper Industries	150,904
2,530	Stericycle *	293,986
3,640	Verisk Analytics, Class A *	249,413

		2,199,983

	Information Technology – 17.62%
3,880	Altera	130,368
2,210	Amphenol, Class A	177,441
1,860	ANSYS *	162,657
2,940	F5 Networks *	239,639
2,150	FactSet Research Systems	234,221
12,970	Juniper Networks *	241,761
3,794	Teradata *	167,202
5,650	Trimble Navigation *	161,421
2,740	WEX *	255,779
5,260	Xilinx	238,909

		2,009,398

	Total Common Stocks (Cost $9,132,139)	10,898,435

INVESTMENT COMPANY – 5.41%

617,041	BlackRock Liquidity Funds TempCash Portfolio	617,041

	Total Investment Company (Cost $617,041)	617,041

Total Investments – 100.99% (Cost $9,749,180)**		11,515,476

Net Other Assets and Liabilities – (0.99)%		(113,289)

Net Assets – 100.00%		$11,402,187

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $9,774,111.

Gross unrealized appreciation	$1,859,141
Gross unrealized depreciation	(117,776)

Net unrealized appreciation	$1,741,365

See accompanying Notes to Financial Statements.

21

Aston Funds

ASTON/LMCG Small Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
(formerly, the ASTON Small Cap Growth Fund)	Andrew Morey, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The ongoing focus in the market on growth-oriented stocks, and the breadth of the market’s willingness to pay for revenue growth, margin expansion, and positive earnings continued to be keys to Fund performance over the past year. We also saw merger and acquisition (M&A) activity pick up in the last 12 months, especially in areas outside of the ‘traditional’ Consumer and Information Technology sectors. Certainly in Healthcare, the election outcome and the rollout of the Affordable Care Act contributed to an increase in deals involving hospitals and medical technology companies during the past year.

Q.	What were the best performing holdings for the Fund during the period?

A.	At the sector level, Consumer Discretionary was a strong area for the Fund, especially among our specialty retailers, where M&A activity between OfficeMax and Office Depot helped boost returns. GNC was another top-performing stock in the specialty retailer space, as investors have responded to strong revenue and comparable store sales numbers, along with new store openings globally. Energy was a strong sector for the strategy; Magnum Hunter Resources and Gulfport Energy both contributed significantly to performance. Magnum Hunter is an exploration and production company, and production out of the Marcellus field in West Virginia has been particularly strong. Gulfport Energy operates primarily along the Louisiana coast and in Ohio’s Utica Shale, and the stock has performed well, especially given that company had reduced production guidance due to unexpected pipeline delays and downtime. In Financials, we have held a meaningful position in GEO Group, a private prison operator whose shares have risen steadily on key state contract extensions and positive earnings releases. Lastly, in Healthcare, Health Management Associates was the most significant positive contributor to the Fund’s return comparison for the year.

Q.	What were the weakest performing holdings?

A.	Information Technology was our weakest sector for the year, with particular weakness in internet software and services companies. Among individual holdings, Liquidity Services and Millennial Media were among our weakest names for the period and key detractors from relative performance. For Liquidity Services, which operates online auction facilities for commercial and government surpluses, the uneven nature of its business has led to a slight slowdown in revenue growth. Triumph Group, in Industrials, detracted from performance for the year as well.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The investment team continues to capitalize on inefficiencies in the small cap growth universe, to identify companies that are growing revenues and expanding margins, and exhibiting sustainability in these growth characteristics based upon their competitive positions. On a stock by stock basis, the Fund is well positioned beginning the new fiscal year, and we remain optimistic for the medium term and longer.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	39.31%
Since Inception	16.77%

Inception Date 11/03/10

Average Annual Total Returns - Class I

One Year	39.72%
Since Inception	11.15%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

22

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 94.62%

	Consumer Discretionary – 17.67%
16,343	Black Diamond *	$243,675
8,574	Brunswick	386,945
56,442	Del Frisco’s Restaurant Group *	1,021,600
10,565	GNC Holdings, Class A	621,433
12,345	Hibbett Sports *	720,084
16,207	HSN	849,247
9,763	Lithia Motors, Class A	613,605
70,513	OfficeMax	1,056,285
8,383	Ryland Group	336,997
9,322	Sinclair Broadcast Group, Class A	298,863
21,595	Vitamin Shoppe *	1,013,021

		7,161,755

	Consumer Staples – 1.24%
9,167	Susser Holdings *	502,718

	Energy – 2.03%
8,627	Carrizo Oil & Gas *	378,208
7,595	Gulfport Energy *	445,751

		823,959

	Financials – 10.19%
37,685	CyrusOne, REIT	734,481
12,365	Encore Capital Group *	604,030
50,516	Geo Group, REIT	1,781,699
16,129	Ryman Hospitality Properties, REIT	595,321
29,825	WisdomTree Investments *	414,568

		4,130,099

	Healthcare – 18.72%
9,854	Acadia Pharmaceuticals *	223,981
10,856	Bio-Reference Labs *	351,843
8,241	Bluebird Bio *	175,121
4,927	Cepheid *	200,627
37,614	Community Health Systems	1,641,099

Shares		Market Value

	Healthcare (continued)
12,973	HeartWare International *	$941,321
3,826	Intercept Pharmaceuticals *	207,522
305,898	Merge Healthcare *	776,981
25,267	Premier, Class A *	778,476
4,715	Puma Biotechnology *	180,632
7,214	Team Health Holdings *	313,376
20,317	Theravance *	744,415
4,779	Universal Health Services, Class B	384,996
9,973	Vascular Solutions *	195,670
15,022	Volcano *	287,972
2,807	WellCare Health Plans *	187,171

		7,591,203

	Industrials – 13.33%
2,489	Acuity Brands	250,169
43,608	Builders FirstSource *	323,135
14,014	Herman Miller	425,185
9,752	Hexcel *	412,607
38,228	Kelly Services, Class A	797,436
24,893	Kforce	490,143
5,526	Trimas *	209,214
22,728	Triumph Group	1,628,461
31,810	USG *	868,731

		5,405,081

	Information Technology – 27.77%
10,743	ACI Worldwide *	592,154
33,743	Aruba Networks *	633,019
11,016	Cardtronics *	432,378
5,780	CommVault Systems *	451,302
2,648	CoStar Group *	468,670
26,653	ExlService Holdings	770,538
18,580	Fleetmatics Group PLC (Ireland) *	589,915
20,653	Fortinet *	415,332
24,327	Global Eagle Entertainment *	247,649
8,521	Heartland Payment Systems	344,674
10,807	iGATE *	344,095
216,319	Internap Network Services *	1,572,639
19,730	Liquidity Services *	515,150
7,614	Microsemi *	191,340
15,319	Netscout Systems *	433,834
75,022	RF Micro Devices *	393,866
18,438	Semtech *	573,606
10,419	Synchronoss Technologies *	360,706
1,280	Ultimate Software Group *	197,734
62,845	Vantiv, Class A *	1,728,238

		11,256,839

	Materials – 3.18%
32,057	Boise Cascade *	820,980
4,779	Martin Marietta Materials	468,772

		1,289,752

	Telecommunication Services – 0.49%
26,330	InContact *	199,845

	Total Common Stocks (Cost $36,218,195)	38,361,251

See accompanying Notes to Financial Statements.

23

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

WARRANTS – 0.00%

	Energy – 0.00%
11,820	Magnum Hunter Resoursces, Strike Price $8.50, Expiration 04/15/16	$0

	Total Warrants (Cost $—)	0

INVESTMENT COMPANY – 5.41%

2,191,174	BlackRock Liquidity Funds TempCash Portfolio	2,191,174

	Total Investment Company (Cost $2,191,174)	2,191,174

Total Investments – 100.03% (Cost $38,409,369)**		40,552,425

Net Other Assets and Liabilities – (0.03)%		(11,785)

Net Assets – 100.00%		$40,540,640

*	Non-income producing security.
**	Aggregated cost for Federal income tax purposes is $38,427,618.

Gross unrealized appreciation	$3,189,727
Gross unrealized depreciation	(1,064,920)

Net unrealized appreciation	$2,124,807

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

24

Aston Funds

ASTON/Silvercrest Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Roger W. Vogel, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The most significant factor impacting Fund performance during the past 12 months relative to the Russell 2000 Value Index was our outperformance and underweight exposure in the Financials sector. Our stock holdings selection within the sector gained 43% versus a 27% gain within the index sector. Much of the outperformance was driven by two sub-sectors, Banks and Real Estate Investment Trusts (REITs). Our banks gained 45% versus 34% for the benchmark’s banks, while our REITs were up 20% versus a gain of 15% for the benchmark REITs. However, our average weighting of 23% was far below the benchmark’s 38%, and given that Financial Services was the third worst performing sector in the benchmark, this underexposure contributed roughly 85 bps of relative performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our biggest contributors to return for the period were Lithia Motors, which posted our largest percentage gain at 86%, Altra Holdings, Inc. (+71%), Protective Life (+73%), FirstMerit Corporation (+68%) and West Pharmaceutical Services, Inc. (+82%). All tended to report earnings above expectations.

Q.	What were the weakest performing holdings?

A.	Our worst contributors to return included Swift Energy, our biggest decliner at (-24%), Vishay Intertechnology Inc. (-16%), ReachLocal, Inc. (-18%), Cubic Corporation (-10%) and Invacare Corporation (-4%). All tended to have disappointing fundamental results. We have eliminated our holdings of Swift Energy, Cubic Corporation and Invacare Corporation.
Q.	How was the Fund positioned as of October 31, 2013?

A.	As we look forward, we continue to favor modestly the cyclical areas of the market, as we see the U.S. economy slowly improving. Recent earnings reports from major home builders confirmed that the U.S. housing market’s recovery troops along, with tight supply-demand conditions and rising prices. The wealth effect of housing strength should buoy consumer confidence, by our reckoning. Farther afield, some of our management teams are even starting to talk about stabilization in the beleaguered European region.

Despite the equity market’s short-term preoccupation, we continue to hunt for those hard-to-find companies that earn high returns on capital and have a track record of deploying those returns profitably and in shareholder-friendly ways. We remind investors that we will adhere to our core investment tenets that have served our clients well for many years: company quality, solid businesses, and attractive value. Selling at around 16x next twelve month estimated earnings, we think the portfolio remains attractively valued, although we are cognizant that some higher growth segments of the small-cap market appear somewhat generously valued. As we have said over the past few quarters, we continue to believe there is a fair amount of pent up merger and acquisition demand in the small-cap arena, and remain hopeful that we will catch our share as it unfolds.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	35.09%
Since Inception	23.27%

Inception Date 12/27/11

Average Annual Total Returns - Class I

One Year	35.39%
Since Inception	23.61%

Inception Date 12/27/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratio for the Class N and Class I Shares is 5.11% and 4.86% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in the report for more information.

25

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.92%

	Consumer Discretionary – 11.34%
5,782	AFC Enterprises *	$257,755
10,740	Bob Evans Farms	613,147
6,087	Core-Mark Holding	430,534
8,405	Drew Industries	422,435
17,380	Hillenbrand	490,464
27,120	La-Z-Boy	625,930
9,330	Lithia Motors, Class A	586,391
28,040	ReachLocal *	344,612

		3,771,268

	Consumer Staples – 3.73%
6,514	J & J Snack Foods	557,403
8,234	Lancaster Colony	683,340

		1,240,743

	Energy – 6.49%
14,410	Bonanza Creek Energy *	728,281
20,470	Forum Energy Technologies *	598,952
13,889	Rosetta Resources *	832,507

		2,159,740

	Financials – 22.87%
35,150	BancorpSouth	776,815
12,558	EastGroup Properties, REIT	799,442
22,478	FirstMerit	504,856
31,354	Horace Mann Educators	868,506
7,899	Iberiabank	461,539
21,833	Independent Bank/Rockland MA	783,368
9,594	Mid-America Apartment Communities, REIT	637,042
19,560	PacWest Bancorp	744,258
23,140	Pebblebrook Hotel Trust, REIT	698,828
8,272	Prosperity Bancshares	516,586
6,768	Protective Life	311,869
12,330	Stifel Financial *	504,914

		7,608,023

Shares		Market Value

	Healthcare – 8.73%
6,337	Analogic	$584,462
7,964	ICU Medical *	492,175
10,810	Integra LifeSciences Holdings *	494,882
12,550	STERIS	567,135
15,856	West Pharmaceutical Services	766,638

		2,905,292

	Industrials – 19.51%
25,065	Altra Holdings	761,224
12,963	Applied Industrial Technologies	613,280
11,880	Beacon Roofing Supply *	412,355
12,406	EMCOR Group	459,766
32,590	EnerNOC *	541,972
12,289	Mine Safety Appliances	591,838
12,850	TAL International Group	620,784
4,880	Teledyne Technologies *	433,442
14,360	United Stationers	638,158
24,389	US Ecology	867,029
9,520	Watts Water Technologies, Class A	550,066

		6,489,914

	Information Technology – 14.82%
7,579	ACI Worldwide *	417,754
48,400	Entegris *	500,940
10,150	Fair Isaac	581,392
6,737	FEI	600,132
9,415	Littelfuse	800,557
29,920	M/A-COM Technology Solutions Holdings *	516,718
24,670	Mentor Graphics	544,714
15,265	MKS Instruments	452,455
42,020	Vishay Intertechnology *	515,585

		4,930,247

	Materials – 6.74%
19,420	Chemtura *	475,790
8,642	HB Fuller	413,693
33,733	PH Glatfelter	883,805
8,989	Sensient Technologies	468,597

		2,241,885

	Utilities – 4.69%
8,632	MGE Energy	486,068
19,919	Portland General Electric	571,675
13,063	UIL Holdings	503,187

		1,560,930

	Total Common Stocks (Cost $28,387,050)	32,908,042

Total Investments – 98.92% (Cost $28,387,050)**		32,908,042

Net Other Assets and Liabilities – 1.08%		359,400

Net Assets – 100.00%		$33,267,442

See accompanying Notes to Financial Statements.

26

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2013

Schedule of Investments – continued

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $28,405,342.

Gross unrealized appreciation	$4,734,641
Gross unrealized depreciation	(231,941)

Net unrealized appreciation	$4,502,700

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

27

Aston Funds

ASTON/TAMRO Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Philip D. Tasho, CFA & Timothy A. Holland, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	It was a robust year for equities in general and for small-cap stocks largely due to slow, but steady economic growth, an ongoing rebound in the housing market that boosted consumer sentiment and spending, little to no inflation and accommodative monetary policy. While providing a healthy return of 29.52% for Class N Shares on an absolute basis, the Fund trailed its benchmark, the Russell 2000 Index for two primary reasons. First, many of the year’s big winners — stocks with 200+% returns — were at the extremes of the growth/value spectrum. These companies, the majority with no earnings and many quite levered, do not dovetail with our philosophy and so we could not justify owning them. The second reason for the underperformance was stock selection. We owned a number of companies that simply did not execute in line with our expectations. In some cases, we have sold the positions to fund higher-confidence opportunities. In other cases, where we believe the long-term opportunity remains, we added to the positions on weakness.

Q.	What were the best performing holdings for the Fund during the period?

A.	The three holdings that contributed the most to performance during the year were Glacier Bancorp, Grand Canyon Education and DexCom. Glacier, a regional bank headquartered in Montana, benefited from loan growth and net interest margin improvement. Grand Canyon Education experienced strong student enrollment growth for its online and campus-based graduate and undergraduate degree programs. DexCom saw strong new patient adoption of its continuous glucose monitoring systems for diabetics.

Q.	What were the weakest performing holdings?

A.	Disappointing same-store sales and weak guidance impacted grocery retailer The
Fresh Market during the time it was in the portfolio. Increased competition for Apple, the company’s major client, weighed on shares of Cirrus Logic in the first quarter. Healthways, a well-being solutions provider, was negatively impacted by a delayed ramp-up in newly signed contracts, reducing near-term operating performance and visibility.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The Fund’s investment process focuses on individual, bottom-up stock selection to identify companies that we believe possess a sustainable competitive advantage and are attractively valued. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level.

While we remain constructive toward the equity markets, we believe this is not a typical economic recovery where a rising tide will lift all boats. In this environment, valuations for companies that are executing may go higher than in recent years – i.e. multiples will expand. We need to differentiate between speculative stocks and those that are truly out executing their peers and should resonate long term. We are closely looking at historical valuations and are ever watchful for opportunities as they dovetail with our three investment categories: Leaders, Laggards, and Innovators.

We continue to orient the portfolio toward better-capitalized, better-run companies that participate in more domestic facing industries such as Consumer Discretionary and Financial Services. As the U.S. consumer, U.S. housing and the U.S. economy continue to come back, these companies should be well positioned. As of October 31, 2013, Financials, Consumer Discretionary and Industrials were the largest sectors in the Fund. Among our investment categories, Leaders and Innovators, which tend to be higher quality companies with leading market share and tenured management teams, comprised 72% of the portfolio. Laggards, or companies undergoing restructuring, made up 28%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	29.52%
Five Year	17.16%
Ten Year	9.95%
Since Inception	11.56%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year	29.84%
Five Year	17.46%
Since Inception	9.57%

Inception Date 01/04/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I Shares are 1.28% and 1.03% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

28

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.82%

	Consumer Discretionary – 18.99%
1,373,617	Arcos Dorados Holdings, Class A (Argentina)	$16,538,350
1,286,220	Chico’s FAS	22,058,673
276,370	Five Below *	13,337,616
351,793	Francesca’s Holdings *	6,328,756
571,787	Grand Canyon Education *	27,028,371
269,814	Harman International Industries	21,860,330
518,095	Monro Muffler Brake	23,832,370
458,096	Pool	24,911,260
2,338,640	Quiksilver *	19,457,485
373,556	Red Robin Gourmet Burgers *	28,457,496
1,006,430	Texas Roadhouse	27,596,311
688,050	Zumiez *	20,393,802

		251,800,820

	Consumer Staples – 8.75%
1,272,887	Cott (Canada)	10,437,673
405,981	Diamond Foods *	9,909,996
370,770	Sanderson Farms	23,436,372
629,475	Tootsie Roll Industries (a)	20,143,200
251,571	TreeHouse Foods *	18,430,091
471,504	United Natural Foods *	33,688,961

		116,046,293

	Energy – 6.93%
776,322	Carrizo Oil & Gas *	34,033,956
1,432,447	Precision Drilling (Canada)	15,169,614
227,301	SEACOR Holdings	22,230,038
397,153	Unit *	20,417,636

		91,851,244

	Financials – 22.82%
646,390	Bank of the Ozarks	31,983,377
1,300,407	Colony Financial, REIT	26,307,234

Shares		Market Value

	Financials (continued)
470,411	First Cash Financial Services *	$28,455,161
1,237,316	FirstMerit	27,790,117
1,260,132	Glacier Bancorp	34,817,447
317,116	Greenhill	16,268,051
319,151	Hanover Insurance Group (The)	18,683,100
1,022,673	LaSalle Hotel Properties, REIT	31,753,997
1,159,526	National Penn Bancshares	12,024,285
464,419	Portfolio Recovery Associates *	27,609,710
1,169,979	Redwood Trust, REIT	20,498,032
642,039	Stifel Financial *	26,291,497

		302,482,008

	Healthcare – 12.20%
286,951	Analogic	26,465,491
144,677	Athenahealth *	19,315,826
529,487	Auxilium Pharmaceuticals *	9,112,471
1,107,165	Bruker *	22,641,524
595,915	Cepheid *	24,265,659
1,088,447	DexCom *	31,271,082
660,205	Healthways *	6,357,774
1,055,072	HMS Holdings *	22,293,671

		161,723,498

	Industrials – 17.30%
332,568	Advisory Board *	22,814,165
129,378	Applied Industrial Technologies	6,120,873
195,534	Chart Industries *	21,014,039
381,229	Corporate Executive Board	27,791,594
242,754	Foster Wheeler AG (Switzerland) *	6,551,930
589,548	Franklin Electric	22,314,392
349,414	Landstar System	19,319,100
265,160	Morningstar	21,289,696
329,485	Polypore International *	14,892,722
132,385	Proto Labs *	11,101,806
293,037	Raven Industries	9,775,714
1,305,079	US Airways Group *	28,672,586
757,878	Westport Innovations (Canada) *	17,757,082

		229,415,699

	Information Technology – 8.52%
535,523	Cavium *	21,586,932
353,758	CommVault Systems *	27,621,425
596,736	Ixia *	8,461,716
281,595	Netgear *	8,098,672
1,006,799	OmniVision Technologies *	14,105,254
186,187	OpenTable *	12,936,273
63,568	Tech Data *	3,309,350
173,723	Tyler Technologies *	16,800,751

		112,920,373

	Materials – 1.60%
577,037	LSB Industries *	21,188,799

	Utilities – 1.71%
522,462	Northwest Natural Gas	22,690,525

	Total Common Stocks (Cost $950,496,706)	1,310,119,259

See accompanying Notes to Financial Statements.

29

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 1.30%

17,208,046	BlackRock Liquidity Funds TempCash Portfolio	$17,208,046

	Total Investment Company (Cost $17,208,046)	17,208,046

Total Investments – 100.12% (Cost $967,704,752) **		1,327,327,305

Net Other Assets and Liabilities – (0.12)%		(1,527,929)

Net Assets – 100.00%		$1,325,799,376

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $968,845,966.

Gross unrealized appreciation	$382,899,818
Gross unrealized depreciation	(24,418,479)

Net unrealized appreciation	$358,481,339

(a)	This security has been determined by the Subadviser to be an illiquid security. At October 31, 2013, this security amounted to $20,143,200 or 1.52% of net assets.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

30

Aston Funds

ASTON/River Road Select Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s return lagged the benchmark Russell 2500 Value Index during the period. The period was distinguished by sharply rising equity prices and strong leadership from high beta securities. Historically, the latter has been a significant headwind for the strategy’s low volatility investment approach. However, a record level of merger and acquisitions (M&A) activity within the Fund during the period helped the strategy to largely keep pace with the market’s robust returns.

Six of 10 sectors contributed positively to relative Fund performance. The largest positive contribution was from the Financials sector, which benefited from an underweight allocation. The largest negative contributor was the Materials sector, which lagged due to poor stock selection. The Fund’s cash position, which averaged approximately 5% during the period, was also a negative contributor to performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to relative return were GEO Group Inc. and Madison Square Garden Co. (MSG). GEO Group is the second largest private prison operator in the United States. In 2013, the company converted into a Real Estate Investment Trust (REIT). This change significantly improved GEO’s tax efficiency and lowered its cost of capital. These factors attracted income-oriented investors and led to multiple expansion. MSG owns the New York Knicks, the New York Rangers, the MSG regional sports cable network, plus the real estate of the “World’s Most Famous Arena.” The company received higher affiliate fees from its TV networks due to a new deal with Time Warner Cable. Also, MSG recently concluded its renovation of the Garden at a cost of $1 B. MSG’s operating results improved due to revenue increases from its new corporate suites and higher sponsorship fees.
Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to relative return were Tower Group International Ltd. and Pan American Silver Corp. Tower Group is a Bermuda-based property and casualty insurer. Poor underwriting in its worker’s compensation and commercial auto lines led to large increases in its loss reserves, which were significantly above management’s previous estimates. This erased enough equity where investors became concerned Tower would be forced to raise capital or sell the company in a distressed state. Pan American Silver is one of the world’s largest silver producers, operating seven mines primarily in Latin America. Despite reporting solid operating results and having a cash-rich balance sheet, their share price declined with other miners as silver prices declined sharply. We exited the position due to unrealized losses later in the year.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak economic growth. Rapidly rising equity prices paired with modest earnings growth over the prior twelve months has resulted in unattractive valuations in the broader small-cap market. As a result, identifying companies to replace those that are being sold at their assessed Absolute Values is more difficult than twelve months ago. Thus, cash in the Fund is at the higher end of its historical range.

If returns do moderate over the coming months we expect the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe M&A activity within the Fund will continue to support relative performance.

Note: Beta is a measure of risk which shows a Fund’s volatility relative to its benchmark index.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	30.44%
Five Year	14.83%
Since Inception	5.50%

Inception Date 03/29/07

Average Annual Total Returns - Class I

One Year	30.74%
Five Year	15.15%
Since Inception	5.17%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

31

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 93.85%

	Consumer Discretionary – 21.78%
142,800	Aaron’s	$4,051,236
98,350	Abercrombie & Fitch, Class A	3,686,158
254,130	Ascena Retail Group *	5,029,233
33,980	Ascent Capital Group, Class A *	2,868,592
176,050	Big Lots *	6,401,178
55,270	Bob Evans Farms	3,155,364
9,110	CEC Entertainment	422,248
75,660	Fred’s, Class A	1,225,692
100,420	International Speedway, Class A	3,284,738
25,980	Madison Square Garden, Class A *	1,572,310
27,330	Murphy USA *	1,109,051
52,310	Outerwall *	3,399,104
174,360	Pep Boys—Manny, Moe, & Jack *	2,256,218
182,810	Regis	2,650,745
129,260	Rent-A-Center	4,425,862
86,360	Stage Stores	1,783,334

		47,321,063

	Consumer Staples – 2.60%
20,490	Harris Teeter Supermarkets	1,010,567
44,430	Industrias Bachoco, SP ADR (Mexico)	1,821,186
76,970	Village Super Market, Class A	2,821,720

		5,653,473

	Energy – 5.86%
122,010	Cloud Peak Energy *	1,904,576
233,079	Miller Energy Resources *	1,575,614
123,980	Ocean Rig UDW (Cyprus) *	2,173,369
136,070	Resolute Energy *	1,276,337
161,000	TETRA Technologies *	2,088,170
152,780	Vaalco Energy *	805,151
131,610	WPX Energy *	2,913,845

		12,737,062

Shares		Market Value

	Financials – 12.41%
8,595	Alleghany *	$3,484,585
80,664	Capital Southwest	2,651,426
106,720	Dime Community Bancshares	1,745,939
117,254	Geo Group, REIT	4,135,549
139,240	Hilltop Holdings *	2,414,422
23,800	Navigators Group *	1,338,512
150,830	PICO Holdings *	3,541,488
13,125	White Mountains Insurance Group (Bermuda)	7,665,919

		26,977,840

	Healthcare – 11.79%
62,170	Air Methods	2,718,072
78,377	Ensign Group	3,337,293
58,080	Hill-Rom Holdings	2,398,123
19,560	ICU Medical *	1,208,808
79,560	Myriad Genetics *	1,939,673
516,270	Nordion (Canada) *	4,269,553
43,740	Orthofix International (Curacao) *	896,233
131,900	Owens & Minor	4,935,698
45,370	Quality Systems	1,035,343
63,840	STERIS	2,884,930

		25,623,726

	Industrials – 15.05%
255,410	Air Transport Services Group *	1,849,168
133,070	Aircastle (Bermuda)	2,511,031
64,580	Cubic	3,390,450
72,210	Forward Air	2,923,061
164,000	Heartland Express	2,355,040
110,470	Insperity	4,271,875
81,050	Korn/Ferry International *	1,928,990
66,590	Layne Christensen *	1,287,851
111,280	Marten Transport	1,962,979
114,123	Standard Parking *	3,020,836
43,510	Unifirst	4,473,698
117,540	Werner Enterprises	2,722,226

		32,697,205

	Information Technology – 15.13%
176,790	Convergys	3,489,835
138,430	CSG Systems International	3,856,660
123,280	Daktronics	1,474,429
91,630	Dolby Laboratories, Class A	3,274,856
86,730	DST Systems	7,352,102
95,550	Heartland Payment Systems	3,864,997
32,920	Ituran Location and Control (Israel)	602,436
28,060	j2 Global	1,542,739
97,410	NeuStar, Class A *	4,473,067
98,710	Total System Services	2,944,519

		32,875,640

	Materials – 3.51%
322,330	AuRico Gold (Canada)	1,324,776
53,870	Innophos Holdings	2,699,964
76,600	Intrepid Potash	1,137,510
116,110	Kraton Performance Polymers *	2,469,660

		7,631,910

See accompanying Notes to Financial Statements.

32

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	Telecommunication Services – 3.35%
51,070	Atlantic Tele-Network	$2,830,299
142,660	Telephone & Data Systems	4,448,139

		7,278,438

	Utilities – 2.37%
31,890	Avista	886,223
59,630	National Fuel Gas	4,266,527

		5,152,750

	Total Common Stocks (Cost $166,024,932)	203,949,107

INVESTMENT COMPANY – 6.41%

13,925,350	BlackRock Liquidity Funds TempCash Portfolio	13,925,350

	Total Investment Company (Cost $13,925,350)	13,925,350

Total Investments – 100.26% (Cost $179,950,282)**		217,874,457

Net Other Assets and Liabilities – (0.26)%		(555,955)

Net Assets – 100.00%		$217,318,502

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $181,597,236.

Gross unrealized appreciation	$40,489,235
Gross unrealized depreciation	(4,212,014)

Net unrealized appreciation	$36,277,221

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

33

Aston Funds

ASTON/River Road Small Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s return modestly underperformed the benchmark Russell 2000 Value Index. The period was distinguished by sharply rising equity prices and strong leadership from high beta securities. Historically, the latter has been a significant headwind for the strategy’s low volatility investment approach. However, a record level of merger and acquisitions (M&A) activity within the Fund during the period helped the strategy to largely keep pace with the market’s robust returns.

Five of 10 sectors contributed positively to relative Fund performance. The largest positive contribution was from the Consumer Discretionary sector, which benefitted from an overweight allocation. The largest negative contributor was the Materials sector, which lagged due to poor security selection. The Fund’s cash position, which averaged approximately 6% during the period, was also a negative contributor to performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to relative return were GEO Group Inc. and Motorcar Parts of America Inc. (MPAA). GEO Group is the second largest private prison operator in the United States. In 2013, the company converted into a Real Estate Investment Trust (REIT). This change significantly improved GEO’s tax efficiency and lowered its cost of capital. The company also signed new contracts for most of its idle facilities. These factors attracted income-oriented investors and led to multiple expansion. Motorcar Parts of America manufactures replacement alternators and starters for cars and trucks, selling to the largest auto parts retailers in the United States. Its core business lines continue to grow at double-digit rates which resulted in margin improvement and significant cash flow growth. Also, MPAA shuttered a poorly performing acquisition it made in 2011, which removed significant downside risk for the company.
Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to relative return were Tower Group International Ltd. and Ascena Retail Group Inc. Tower Group is a Bermuda-based property and casualty insurer. Poor underwriting in its worker’s compensation and commercial auto lines led to large increases in its loss reserves, which were significantly above management’s previous estimates. This erased enough equity causing investors to become concerned that Tower would be forced to raise capital or sell the company in a distressed state. Ascena Retail Group is a specialty apparel retailer that operates the dressbarn, Justice, maurices, Catherines, and Lane Bryant concept stores. Ascena is still digesting its 2012 acquisition of Charming Shoppes, which included the Catherines and Lane Bryant brands. As a result, its operating results were negatively impacted by several one-time items during this transition period.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak economic growth. Rapidly rising equity prices paired with modest earnings growth over the prior twelve months has resulted in unattractive valuations in the broader small-cap market. As a result, identifying companies to replace those that are being sold at their assessed Absolute Values is more difficult than twelve months ago. Thus, cash in the fund is at the higher end of its historical range.

If returns do moderate over the coming months we expect the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe M&A activity within the Fund will continue to support relative performance.

Note: Beta is a measure of risk which shows a Fund’s volatility relative to its benchmark.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	31.98%
Five Year	14.09%
Since Inception	7.98%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	32.36%
Five Year	14.38%
Since Inception	4.75%

Inception Date 12/13/06

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

34

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 89.46%

	Consumer Discretionary – 21.32%
179,150	Aaron’s	$5,082,485
132,400	Abercrombie & Fitch, Class A	4,962,352
359,078	Ascena Retail Group *	7,106,154
44,070	Ascent Capital Group, Class A *	3,720,389
250,180	Big Lots *	9,096,545
63,350	Bob Evans Farms	3,616,652
12,830	CEC Entertainment	594,671
118,450	International Speedway, Class A	3,874,500
37,150	Mac-Gray	783,122
120,459	Monarch Casino & Resort *	2,036,962
351,030	Motorcar Parts of America *	4,802,090
38,600	Murphy USA *	1,566,388
72,850	Outerwall *	4,733,793
247,700	Pep Boys - Manny, Moe, & Jack *	3,205,238
259,166	Regis	3,757,907
132,179	Rent-A-Center	4,525,809
123,010	Stage Stores	2,540,157

		66,005,214

	Consumer Staples – 4.48%
95,143	Industrias Bachoco, SP ADR (Mexico) (a)	3,899,912
164,849	Ingles Markets, Class A	4,254,753
155,681	Village Super Market, Class A (a)	5,707,265

		13,861,930

	Energy – 7.44%
174,440	Cloud Peak Energy *	2,723,008
536,803	Evolution Petroleum * (a)	6,473,844
682,488	Miller Energy Resources *	4,613,619
176,540	Ocean Rig UDW (Cyprus) *	3,094,746
219,230	Resolute Energy *	2,056,377

Shares		Market Value

	Energy (continued)
226,499	TETRA Technologies *	$2,937,692
213,605	Vaalco Energy *	1,125,698

		23,024,984

	Financials – 14.29%
47,780	1st Source	1,499,336
121,254	Capital Southwest	3,985,619
200,212	Dime Community Bancshares	3,275,468
18,795	First Citizens BancShares, Class A	3,979,465
188,145	Geo Group, REIT	6,635,874
206,270	Hilltop Holdings *	3,576,722
38,417	Navigators Group *	2,160,572
218,435	PICO Holdings *	5,128,854
263,370	SWS Group *	1,482,773
30,538	Tompkins Financial	1,506,134
18,838	White Mountains Insurance Group (Bermuda)	11,002,711

		44,233,528

	Healthcare – 10.16%
89,840	Air Methods	3,927,805
71,162	Ensign Group	3,030,078
75,590	Hill-Rom Holdings	3,121,111
16,423	ICU Medical *	1,014,941
122,400	Myriad Genetics *	2,984,112
736,490	Nordion (Canada) *	6,090,772
37,300	Orthofix International (Curacao) *	764,277
156,080	Owens & Minor	5,840,514
64,490	Quality Systems	1,471,662
70,770	STERIS	3,198,096

		31,443,368

	Industrials – 12.87%
427,710	Air Transport Services Group *	3,096,620
187,890	Aircastle (Bermuda)	3,545,484
81,417	Cubic	4,274,393
85,420	Forward Air	3,457,802
176,590	Heartland Express	2,535,832
132,628	Insperity	5,128,725
95,450	Korn/Ferry International *	2,271,710
166,351	Marten Transport	2,934,432
161,363	Standard Parking *	4,271,279
44,523	Unifirst	4,577,855
162,300	Werner Enterprises	3,758,868

		39,853,000

	Information Technology – 12.83%
117,231	Computer Services	3,780,700
245,750	Convergys	4,851,105
192,960	CSG Systems International	5,375,866
174,370	Daktronics	2,085,465
109,557	DST Systems	9,287,147
156,993	Electro Rent	2,847,853
127,220	Heartland Payment Systems	5,146,049
138,220	NeuStar, Class A *	6,347,062

		39,721,247

See accompanying Notes to Financial Statements.

35

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	Materials – 2.85%
331,900	AuRico Gold (Canada)	$1,364,109
45,090	Innophos Holdings	2,259,911
108,300	Intrepid Potash *	1,608,255
169,470	Kraton Performance Polymers *	3,604,627

		8,836,902

	Telecommunication Services – 3.22%
65,470	Atlantic Tele-Network	3,628,347
203,680	Telephone & Data Systems	6,350,742

		9,979,089

	Total Common Stocks (Cost $192,253,418)	276,959,262

INVESTMENT COMPANY – 9.90%

30,641,935	BlackRock Liquidity Funds TempFund Portfolio	30,641,935

	Total Investment Company (Cost $30,641,935)	30,641,935

Total Investments – 99.36% (Cost $222,895,353)**		307,601,197

Net Other Assets and Liabilities – 0.64%		1,995,974

Net Assets – 100.00%		$309,597,171

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $225,625,423.

Gross unrealized appreciation	$87,663,871
Gross unrealized depreciation	(5,688,097)

Net unrealized appreciation	$81,975,774

(a)	These securities have been determined by the Subadviser to be illiquid securities. At October 31, 2013, these securities amounted to $16,081,021 or 5.19% of net assets.

REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

36

Aston Funds

ASTON/River Road Independent Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Eric K. Cinnamond, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Class N Shares of the Fund returned +6.37% during the past twelve months versus +32.83% for the Russell 2000 Value benchmark index. The Fund’s high cash levels, which averaged 58%, were a driver of the underperformance during the period. Cash remained at above average levels throughout the last twelve months as the majority of the stocks on our possible buy list traded over our calculated valuations. On average, we did not believe we were being appropriately compensated relative to risk assumed during the year and opted to remain flexible until prices become more advantageous. Furthermore, equity performance has lagged the small-cap market as we sell stocks with strong price momentum and rotate into out-of-favor areas of the small-cap market that continues to perform poorly.

Q.	What were the best performing holdings for the Fund during the period?

A.	WPX Energy Inc. and FLIR Systems Inc. were the largest positive contributors during the period. WPX Energy is a top 10 domestic natural gas producer. WPX Energy benefited from the combination of appreciating natural gas prices and its attractively valued high quality reserves. FLIR Systems is a market leading supplier of infrared technology. During the year, FLIR reported positive organic revenue growth and improving backlogs. FLIR continued to generate meaningful cash flow during the year and maintained its investment grade balance sheet.
Q.	What were the weakest performing holdings?

A.	Pan American Silver Corp. and AuRico Gold Inc. were the largest negative contributors in the period. Pan American Silver is the second largest primary silver mining company in the world with 317 million ounces of silver reserves and seven mines in production. AuRico Gold is a precious metals miner with 6.8 million ounces of proven and probable gold reserves in Canada and Mexico. Pan American Silver and AuRico Gold were both negatively impacted by the decline in gold and silver prices. Precious metal mining stocks declined approximately 50% over the past year, and it is an area where we continue to find value and have increased exposure.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The Fund remained defensively positioned throughout the year. The Fund’s cash position hit record levels during the year (exceeding 60%) as most high-quality small-cap stocks continue to be expensive, in our opinion. We continue to focus on maintaining a portfolio of companies with strong balance sheets and limited financial risk. Furthermore, during the year we rotated out of overvalued small-cap stocks and into smallcap stocks that we believe are attractively priced, but considered out-of-favor. We expect to maintain our contrarian and defensive positioning until small-cap prices accurately reflect their underlying risks.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	6.37%
Since Inception	7.52%

Inception Date 12/31/10

Average Annual Total Returns - Class I

One Year	6.62%
Since Inception	5.23%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

37

Aston Funds

ASTON/River Road Independent Value Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 35.41%

	Consumer Discretionary – 2.38%
339,077	Aaron’s	$9,619,614
209,976	Big Lots *	7,634,727

		17,254,341

	Consumer Staples – 1.93%
44,940	Cott (Canada)	368,508
204,261	Harris Teeter Supermarkets	10,074,152
69,975	Weis Markets	3,580,621

		14,023,281

	Energy – 6.85%
50,108	Contango Oil & Gas *	2,147,128
626,826	QEP Resources	20,722,868
205,722	Unit *	10,576,168
732,796	WPX Energy *	16,224,103

		49,670,267

	Financials – 0.86%
188,202	Baldwin & Lyons, Class B (a)	5,143,561
26,979	Potlatch, REIT	1,101,553

		6,245,114

	Healthcare – 0.90%
174,817	Owens & Minor	6,541,652

	Industrials – 2.09%
179,530	FTI Consulting *	7,285,327
341,418	Orbital Sciences *	7,876,513

		15,161,840

	Information Technology – 10.93%
275,716	Benchmark Electronics *	6,267,025
1,023,492	CSG Systems International	28,514,487

Shares		Market Value

	Information Technology (continued)
549,191	EPIQ Systems	$8,215,897
158,007	FLIR Systems	4,500,039
261,336	Mantech International, Class A	7,301,728
1,307,948	Sykes Enterprises * (a)	24,484,787

		79,283,963

	Materials – 8.41%
5,199,579	AuRico Gold (Canada)	21,370,270
1,965,761	New Gold *	11,499,702
1,492,308	Pan American Silver (Canada)	15,833,388
347,907	Primero Mining *	1,990,028
1,831,475	Silver Standard Resources (Canada) *	10,292,889

		60,986,277

	Utilities – 1.06%
127,092	Artesian Resources, Class A (a)	2,910,407
78,964	Avista	2,194,410
132,770	Pepco Holdings	2,559,806

		7,664,623

	Total Common Stocks (Cost $229,809,666)	256,831,358

INVESTMENT COMPANY – 64.82%

470,195,880	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	470,195,880

	Total Investment Company (Cost $470,195,880)	470,195,880

Total Investments – 100.23% (Cost $700,005,546)**		727,027,238

Net Other Assets and Liabilities – (0.23)%		(1,671,377)

Net Assets – 100.00%		$725,355,861

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $708,241,542.

Gross unrealized appreciation	$43,784,214
Gross unrealized depreciation	(24,998,518)

Net unrealized appreciation	$18,785,696

(a)	These securities have been determined by the Subadviser to be illiquid securities. At October 31, 2013, these securities amounted to $32,538,755 or 4.49% of net assets.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

38

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Jeffrey E. Gundlach; Philip A. Barach; Bonnie Baha, CFA & Luz M. Padilla

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index’s return of -1.08% over the twelve months ending October 31, 2013. This outperformance was driven by both sector allocation among the varying sectors of the fixed income market as well as security selection within each of the respective sectors. The fixed income market saw an increase in volatility over the past year, particularly the latter half. In general, longer duration assets hindered Fund performance as interest rates rose, with the 10-year U.S. Treasury interest rate rising approximately 86 basis points (bps) over the period. Commercial mortgage-backed securities (CMBS) and non-Agency residential mortgage-backed securities (MBS) performed well over the year. The Fund was overweight CMBS versus the index which helped boost relative performance, and was also overweight MBS, including non-Agency MBS. U.S. Government and U.S. Corporate securities were the worst performing sectors of the benchmark. The Fund also held non-benchmark securities such as High Yield and U.S. dollar-denominated Emerging Markets. High Yield rallied over the last year and was the best performing sector within the Fund from a total return perspective. Emerging Markets had a volatile year and the Fund’s Emerging Markets securities detracted from performance, but the sector continues to offer diversification benefits.

Q.	What were the best performing holdings for the Fund during the period?

A.	Over the period, CMBS and High Yield debt were the best performers on an absolute basis. MBS also performed well with non-Agency MBS contributing to most of the gains from that sector. MBS securities backed by both Prime and Alt-A collateral contributed relatively high returns to the Fund over the twelve-month period versus lower credit non-Agency MBS. Collateralized loan obligations (CLO) additionally, contributed strong performance over the period.
Q.	What were the weakest performing holdings?

A.	The Fund’s weakest holdings were in U.S. Government debt as well as U.S. Investment Grade Corporate securities. As interest rates rose close to 100 bps within six months, it was no surprise that these sectors underperformed.

Q.	How was the Fund positioned as of October 31, 2012?

A.	Over the last year, the Fund has decreased allocation to U.S. Government bonds and has increased its exposure to floating-rate securities such as Bank Loans and CLOs which have added strong returns to the Fund. The Fund also has increased exposure to the High Yield debt market, and has slightly increased its allocation to Emerging Markets. Relative to the index, the Fund is underweight U.S. Corporate debt. The non-Agency MBS allocation still has limited exposure to Subprime bonds and is predominately focused on higher credit MBS.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	-0.28%
Since Inception	6.61%

Inception Date 07/18/11

Average Annual Total Returns - Class I

One Year	-0.03%
Since Inception	6.87%

Inception Date 07/18/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

39

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments

At October 31, 2013, 28% of the Total Net Assets of the Fund were comprised of securities of issuers located outside the United States.

Par Value		Market Value

CORPORATE NOTES AND BONDS – 41.44%
	Consumer Discretionary – 2.66%
$ 325,000	ADT Senior Unsecured Notes 3.500%, 07/15/22	$285,400
160,000	American Axle & Manufacturing 6.625%, 10/15/22	169,600
200,000	Automotores Gildemeister SA (Chile) 8.250%, 05/24/21	185,000
90,000	Cinemark USA 7.375%, 06/15/21	99,000
140,000	Claire’s Stores 7.750%, 06/01/20 (a)	140,000
300,000	Cosan Luxembourg SA (Luxembourg) 5.000%, 03/14/23 (a)	280,500
255,000	DIRECTV Holdings 5.000%, 03/01/21	267,668
415,000	Ford Motor Senior Unsecured Notes 7.450%, 07/16/31	519,070
155,000	Gannett 5.125%, 07/15/20 (a)	159,262
130,000	Goodyear Tire & Rubber 7.000%, 05/15/22	140,400
145,000	Hawk Acquisition Sub Secured Notes 4.250%, 10/15/20 (a)	140,650
135,000	HD Supply 7.500%, 07/15/20 (a)	142,762
320,000	Macy’s Retail Holdings 2.875%, 02/15/23	291,061

Par Value		Market Value

	Consumer Discretionary (continued)
$ 250,000	Mattel Senior Unsecured Notes 2.500%, 11/01/16	$258,588
135,000	MGM Resorts International 6.625%, 12/15/21	144,450
40,000	NCL (Bermuda) 5.000%, 02/15/18 (a)	40,550
135,000	Sally Holdings/Sally Capital 5.750%, 06/01/22	140,738
140,000	Service Corporation International Senior Unsecured Notes 5.375%, 01/15/22 (a)	141,750
145,000	Sirius XM Radio Senior Unsecured Notes 4.250%, 05/15/20 (a)	138,656
135,000	Sun Merger Sub Senior Unsecured Notes 5.875%, 08/01/21 (a)	141,412
280,000	Teva Pharmaceutical Finance Co BV (Cook Islands) 2.950%, 12/18/22	260,075
135,000	Toll Brothers Finance 5.875%, 02/15/22	143,100
155,000	WCI Communities 6.875%, 08/15/21 (a)	151,512
270,000	Wynn Las Vegas 7.750%, 08/15/20	305,775

		4,686,979

	Consumer Staples – 3.41%
595,000	Altria Group 2.850%, 08/09/22	553,455
400,000	Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey) Senior Unsecured Notes 3.375%, 11/01/22 (a)	342,000
265,000	Coca-Cola Senior Unsecured Notes 1.800%, 09/01/16	273,177
355,000	ConAgra Foods Senior Unsecured Notes 3.200%, 01/25/23	339,247
100,000	Corp Lindley (Peru) Senior Unsecured Notes 6.750%, 11/23/21 (a)	109,250
300,000	Corp Lindley SA (Peru) Senior Unsecured Notes 4.625%, 04/12/23 (a)	287,250
	Corp Pesquera Inca (Peru)
100,000	9.000%, 02/10/17 (a)	101,000
200,000	9.000%, 02/10/17	202,000
250,000	Diageo Capital (United Kingdom) 1.500%, 05/11/17	251,434
100,000	Glencore Funding 2.500%, 01/15/19 (a)	96,335
400,000	IOI Investment L Bhd (Malaysia) 4.375%, 06/27/22	385,599
203,000	Kellogg Senior Unsecured Notes 7.450%, 04/01/31	260,482

See accompanying Notes to Financial Statements.

40

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Consumer Staples (continued)
$ 240,000	Kraft Foods Senior Unsecured Notes 5.375%, 02/10/20	$272,704
460,000	Kroger Senior Unsecured Notes 3.400%, 04/15/22	450,921
400,000	Minerva Luxembourg SA (Luxembourg) 7.750%, 01/31/23	389,000
150,000	Post Holdings 7.375%, 02/15/22 (a)	160,688
160,000	Revlon Consumer Products 5.750%, 02/15/21 (a)	158,600
150,000	Reynolds Group Issuer 9.875%, 08/15/19	166,687
130,000	Safway Group Holding Secured Notes 7.000%, 05/15/18 (a)	135,200
129,000	Spectrum Brands Escrow 6.625%, 11/15/22 (a)	138,030
255,000	Tyson Foods 4.500%, 06/15/22	264,836
130,000	US Foods 8.500%, 06/30/19	140,075
515,000	Wal-Mart Stores Senior Unsecured Notes 3.250%, 10/25/20	536,101

		6,014,071

	Energy – 7.13%
145,000	Atlas Pipeline Partners 4.750%, 11/15/21 (a)	137,025
	BP Capital Markets (United Kingdom)
155,000	4.750%, 03/10/19	174,062
100,000	2.500%, 11/06/22	92,601
210,000	ConocoPhillips 6.500%, 02/01/39	269,378
	Devon Energy Senior Unsecured Notes
200,000	6.300%, 01/15/19	234,430
255,000	4.000%, 07/15/21	262,890
1,400,000	Gazprom OAO Via Gaz Capital SA (Luxembourg) Senior Unsecured Notes 4.950%, 02/06/28	1,274,000
245,000	Halliburton Senior Unsecured Notes 6.150%, 09/15/19	294,908
	Kinder Morgan Energy Partners Senior Unsecured Notes
225,000	2.650%, 02/01/19	225,955
175,000	6.950%, 01/15/38	205,688
75,000	6.500%, 09/01/39	84,538
800,000	Lukoil International Finance BV (Netherlands) 4.563%, 04/24/23	767,000
240,000	Marathon Petroleum Senior Secured Notes 5.125%, 03/01/21	263,463

Par Value		Market Value

	Energy (continued)
$ 135,000	Newfield Exploration Senior Unsecured Notes 5.750%, 01/30/22	$142,425
155,000	Oasis Petroleum 6.875%, 03/15/22 (a)	168,175
251,000	ONEOK Partners 6.125%, 02/01/41	270,195
	Pacific Rubiales Energy (Canada)
115,000	7.250%, 12/12/21 (a)	127,075
1,200,000	7.250%, 12/12/21	1,326,000
480,000	Pemex Project Funding Master Trust 6.625%, 06/15/35	523,200
135,000	Penn Virginia Resource Partners 8.250%, 04/15/18	144,112
600,000	Petrobras Global Finance BV (Netherlands) 4.375%, 05/20/23	560,227
230,000	Phillips 66 5.875%, 05/01/42	253,848
135,000	Regency Energy Partners 5.500%, 04/15/23	135,338
250,000	Reliance Holdings USA 5.400%, 02/14/22 (a)	255,944
1,200,000	Rosneft Oil Co via Rosneft International Finance (Ireland) Senior Unsecured Notes 4.199%, 03/06/22	1,128,000
125,000	SM Energy Senior Unsecured Notes 5.000%, 01/15/24 (a)	122,813
140,000	Targa Resources Partners 4.250%, 11/15/23 (a)	131,600
265,000	Transocean (Cayman Islands) 6.000%, 03/15/18	300,011
1,000,000	Transportadora de Gas Internacional SA ESP (Colombia) Senior Unsecured Notes 5.700%, 03/20/22	1,047,500
	Tupras Turkiye Petrol Rafinerileri AS (Turkey) Senior Unsecured Notes
700,000	4.125%, 05/02/18 (a)	673,750
700,000	4.125%, 05/02/18	673,750
260,000	Valero Energy 6.125%, 02/01/20	300,717

		12,570,618

	Financials – 12.28%
525,000	American Express Credit Senior Unsecured Notes 2.125%, 07/27/18	531,917
475,000	Australia & New Zealand Banking Group (Australia) Senior Unsecured Notes 4.875%, 01/12/21 (a)	526,540
	Banco de Bogota SA (Colombia)
400,000	5.375%, 02/19/23	398,000
600,000	5.375%, 02/19/23 (a)	597,000

See accompanying Notes to Financial Statements.

41

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
	Banco de Credito del Peru (Peru)
$ 100,000	4.250%, 04/01/23	$95,750
	Senior Subordinate Notes
350,000	6.125%, 04/24/27 (a) (b)	367,500
	Senior Unsecured Notes
1,000,000	4.250%, 04/01/23 (a)	957,500
	Banco do Brasil SA/Cayman Islands (Belize)
500,000	5.875%, 01/19/23	496,250
400,000	8.500%, 10/20/99 (b)	455,000
300,000	Banco GNB Sudameris SA (Colombia) Senior Unsecured Notes 3.875%, 05/02/18 (a)	285,000
100,000	Banco Inter del Peru (Peru) 8.500%, 04/23/70 (b)	108,000
1,000,000	Bancolombia SA (Colombia) Senior Unsecured Notes 5.950%, 06/03/21	1,061,000
550,000	Bank of Montreal (Canada) Senior Unsecured Notes 1.400%, 09/11/17	547,895
215,000	BB&T Senior Unsecured Notes 1.600%, 08/15/17	215,057
1,200,000	BBVA Bancomer SA/Texas (Mexico) 6.500%, 03/10/21	1,305,000
250,000	Boston Properties Senior Unsecured Notes, REIT 4.125%, 05/15/21	261,629
250,000	Caixa Economica Federal (Belize) Senior Unsecured Notes 3.500%, 11/07/22	219,063
140,000	CIT Group Senior Unsecured Notes 5.000%, 08/15/22	142,369
1,000,000	Corpbanca (Chile) 3.125%, 01/15/18	946,444
250,000	CorpGroup Banking (Chile) 6.750%, 03/15/23 (a)	224,375
250,000	CorpGroup Banking SA (Chile) 6.750%, 03/15/23	224,375
500,000	General Electric Capital Senior Unsecured Notes 2.900%, 01/09/17	525,099
175,000	Goldman Sachs Group Senior Unsecured Notes 5.750%, 01/24/22	198,705
	Grupo Aval (Cayman Islands)
200,000	4.750%, 09/26/22 (a)	188,250
1,100,000	4.750%, 09/26/22	1,035,375
	Industrial Senior Trust (Cayman Islands)
300,000	5.500%, 11/01/22 (a)	279,000
500,000	5.500%, 11/01/22	465,000
700,000	Itau Unibanco Holding SA/Cayman Island (Belize) 5.500%, 08/06/22	693,000

Par Value		Market Value

	Financials (continued)
	JPMorgan Chase Senior Unsecured Notes
$ 350,000	4.500%, 01/24/22	$373,411
150,000	3.250%, 09/23/22	145,105
475,000	Korea Development Bank (South Korea) Senior Unsecured Notes 4.375%, 08/10/15	502,791
399,000	Liberty Mutual 6.500%, 05/01/42 (a)	447,049
	MetLife Senior Unsecured Notes
175,000	5.700%, 06/15/35	199,642
125,000	5.875%, 02/06/41	147,534
250,000	4.125%, 08/13/42	228,352
225,000	Morgan Stanley Senior Unsecured Notes 3.750%, 02/25/23	222,486
25,000	MPT Operating Partnership, REIT 6.375%, 02/15/22	25,938
445,000	National Rural Utilities Cooperative Finance Collateral Trust 10.375%, 11/01/18	611,111
155,000	Nuveen Investments Senior Unsecured Notes 9.500%, 10/15/20 (a)	148,412
	PNC Funding
211,000	4.375%, 08/11/20	229,533
300,000	3.300%, 03/08/22	296,672
700,000	Sberbank of Russia Via SB Capital SA (Luxembourg) 5.125%, 10/29/22	676,375
	Scotiabank Peru SA (Peru)
600,000	4.500%, 12/13/27 (b)	543,000
800,000	4.500%, 12/13/27 (a) (b)	724,000
	Simon Property Group Senior Unsecured Notes
75,000	5.650%, 02/01/20	86,604
110,000	4.375%, 03/01/21	118,311
1,000,000	Tanner Servicios Financieros SA (Chile) 4.375%, 03/13/18 (a)	978,940
1,000,000	VTB Bank OJSC Via VTB Capital SA (Luxembourg) 6.950%, 10/17/22	1,030,000
	Wells Fargo Senior Unsecured Notes
450,000	4.600%, 04/01/21	496,422
75,000	3.500%, 03/08/22	76,228

		21,658,009

	Healthcare – 1.59%
135,000	Alere 6.500%, 06/15/20	139,725
135,000	Baxter International Senior Unsecured Notes 3.200%, 06/15/23	133,085
330,000	Becton Dickinson Senior Unsecured Notes 3.125%, 11/08/21	329,564

See accompanying Notes to Financial Statements.

42

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Healthcare (continued)
$ 350,000	Biogen Idec Senior Unsecured Notes 6.875%, 03/01/18	$418,015
325,000	Celgene Senior Unsecured Notes 3.250%, 08/15/22	312,134
370,000	Covidien International Finance SA (Luxembourg) 2.950%, 06/15/23	352,516
135,000	DaVita HealthCare Partners 5.750%, 08/15/22	139,219
135,000	IASIS Healthcare 8.375%, 05/15/19	143,775
75,000	Novartis Capital 2.400%, 09/21/22	70,763
165,000	Select Medical 6.375%, 06/01/21	160,050
145,000	VPII Escrow (Canada) Senior Unsecured Notes 7.500%, 07/15/21 (a)	161,675
	WellPoint Senior Unsecured Notes
150,000	5.250%, 01/15/16	163,650
100,000	2.375%, 02/15/17	102,391
175,000	2.300%, 07/15/18	175,833

		2,802,395

	Industrials – 6.36%
145,000	Avis Budget Car Rental/Avis Budget Finance 5.500%, 04/01/23	142,825
190,000	Boeing Senior Unsecured Notes 6.875%, 03/15/39	257,999
320,000	Burlington Northern Santa Fe Senior Unsecured Notes 3.000%, 03/15/23	303,043
100,000	Cemex Espana Luxembourg (Spain) Senior Secured Notes 9.250%, 05/12/20	109,500
	Cemex Sab de CV (Mexico) Senior Secured Notes
100,000	9.000%, 01/11/18	109,250
200,000	5.875%, 03/25/19 (a)	196,250
1,000,000	Cencosud SA (Colombia) 4.875%, 01/20/23 (a)	965,206
	CFR International SPA (Colombia)
600,000	5.125%, 12/06/22	571,885
400,000	5.125%, 12/06/22 (a)	381,257
500,000	Embraer Overseas (Cayman Islands) 5.696%, 09/16/23 (a)	508,750
	ESAL GmbH (American Samoa)
200,000	6.250%, 02/05/23	183,000
800,000	6.250%, 02/05/23 (a)	732,000
200,000	Ferreycorp SAA (Peru) 4.875%, 04/26/20 (a)	192,500

Par Value		Market Value

	Industrials (continued)
	Grupo KUO SAB De CV (Mexico)
$ 500,000	6.250%, 12/04/22 (a)	$508,750
700,000	6.250%, 12/04/22	712,250
	Illinois Tool Works Senior Unsecured Notes
80,000	6.250%, 04/01/19	95,963
175,000	3.375%, 09/15/21	178,553
115,000	Manitowoc 8.500%, 11/01/20	131,100
700,000	Noble Group (Bermuda) Senior Unsecured Notes 6.750%, 01/29/20	744,625
225,000	Novartis Capital 4.400%, 04/24/20	248,608
400,000	OAS Financial (Belize) 8.875%, 04/29/49 (a) (b)	370,000
	Odebrecht Finance (Cayman Islands)
400,000	7.125%, 06/26/42	394,000
500,000	7.500%, 09/29/49	502,500
	Pesquera Exalmar S.A.A. (Peru) Senior Unsecured Notes
400,000	7.375%, 01/31/20	370,000
200,000	7.375%, 01/31/20 (a)	185,000
150,000	RR Donnelley & Sons Senior Unsecured Notes 7.875%, 03/15/21	168,000
400,000	SACI Falabella (Colombia) Senior Unsecured Notes 3.750%, 04/30/23 (a)	371,000
200,000	SMU SA (Colombia) 7.750%, 02/08/20 (a)	113,000
	Southwest Airlines Senior Unsecured Notes
126,000	5.750%, 12/15/16	141,218
225,000	5.125%, 03/01/17	248,229
135,000	Terex 6.000%, 05/15/21	141,750
120,000	United Rentals North America 7.625%, 04/15/22	135,000
200,000	United Technologies Senior Unsecured Notes 3.100%, 06/01/22	197,860
200,000	Volcan Cia Minera SAA (Peru) 5.375%, 02/02/22	197,000
355,000	Waste Management 6.125%, 11/30/39	410,240

		11,218,111

	Information Technology – 1.24%
135,000	Activision Blizzard 5.625%, 09/15/21 (a)	140,063
290,000	Arrow Electronics Senior Unsecured Notes 3.375%, 11/01/15	299,909
85,000	BMC Software Finance Senior Unsecured Notes 8.125%, 07/15/21 (a)	90,312

See accompanying Notes to Financial Statements.

43

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Information Technology (continued)
$ 120,000	Equinix Senior Unsecured Notes 7.000%, 07/15/21	$131,550
290,000	Microsoft Senior Unsecured Notes 2.125%, 11/15/22	265,642
350,000	Motorola Solutions Senior Unsecured Notes 6.000%, 11/15/17	402,123
	Oracle Senior Unsecured Notes
375,000	1.200%, 10/15/17	370,386
175,000	2.375%, 01/15/19	177,938
300,000	Xerox Senior Unsecured Notes 4.250%, 02/15/15	312,610

		2,190,533

	Materials – 3.64%
400,000	Alfa Bank OJSC Via Alfa Bond Issuance (Iran) 7.500%, 09/26/19	428,000
	Alpek SA de CV (Mexico)
300,000	5.375%, 08/08/23	301,500
200,000	5.375%, 08/08/23 (a)	201,000
	Senior Unsecured Notes
200,000	4.500%, 11/20/22 (a)	193,750
145,000	Ashland 4.750%, 08/15/22	139,925
135,000	Celanese US Holdings 4.625%, 11/15/22	133,144
800,000	Cia Minera Milpo SAA (Peru) Senior Unsecured Notes 4.625%, 03/28/23 (a)	746,000
275,000	Dow Chemical Senior Unsecured Notes 3.000%, 11/15/22	258,846
265,000	Ecolab Senior Unsecured Notes 1.000%, 08/09/15	265,822
550,000	Inversiones CMPC (Chile) 4.500%, 04/25/22	530,314
	Mexichem SAB de CV (Mexico)
800,000	6.750%, 09/19/42	788,000
	Senior Unsecured Notes
400,000	4.875%, 09/19/22 (a)	397,000
600,000	Polyus Gold International (Jersey) 5.625%, 04/29/20 (a)	600,000
145,000	Sealed Air 6.500%, 12/01/20 (a)	158,231
	Vedanta Resources PLC (United Kingdom) Senior Unsecured Notes
500,000	8.250%, 06/07/21	517,188
800,000	7.125%, 05/31/23 (a)	766,000

		6,424,720

Par Value		Market Value

	Telecommunications – 1.87%
$ 300,000	AT&T Senior Unsecured Notes 5.350%, 09/01/40	$290,633
421,000	British Telecom (United Kingdom) Senior Unsecured Notes 5.950%, 01/15/18	485,034
150,000	CCO Holdings 5.250%, 09/30/22	141,750
25,000	Deutsche Telekom International Finance BV (Netherlands) 8.750%, 06/15/30	35,832
200,000	ENTEL Chile SA (Chile) Senior Unsecured Notes 4.875%, 10/30/24 (a)	200,435
290,000	France Telecom (France) Senior Unsecured Notes 2.750%, 09/14/16	300,566
	Globo Comunicacao e Participacoes (Belize)
200,000	5.307%, 05/11/22 (a) (c)	208,000
	Senior Unsecured Notes
200,000	5.307%, 05/11/22 (c)	208,000
130,000	Intelsat Luxembourg SA (Luxembourg) 7.750%, 06/01/21 (a)	137,637
200,000	Koninklijke KPN NV (Netherlands) Senior Unsecured Notes 8.375%, 10/01/30	252,608
155,000	SBA Communications Senior Unsecured Notes 5.625%, 10/01/19	160,037
200,000	Telefonica Celular del Paraguay (Paraguay) Senior Unsecured Notes 6.750%, 12/13/22 (a)	202,500
200,000	TV Azteca SAB de CV (Mexico) 7.500%, 05/25/18	204,500
175,000	Verizon Communications Senior Unsecured Notes 2.500%, 09/15/16	181,710
300,000	VimpelCom Holdings BV (Netherlands) 5.950%, 02/13/23 (a)	290,250

		3,299,492

	Utilities – 1.26%
500,000	AES Andres Dominicana (Cayman Islands) Senior Secured Notes 9.500%, 11/12/20	535,000
300,000	Duke Energy Senior Unsecured Notes 3.550%, 09/15/21	306,740
200,000	Instituto Costarricense de Electricidad (Costa Rica) Senior Unsecured Notes 6.950%, 11/10/21 (a)	212,200
375,000	Midamerican Energy Holdings Senior Unsecured Notes 6.500%, 09/15/37	444,336

See accompanying Notes to Financial Statements.

44

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Utilities (continued)
$ 400,000	Southern Copper Senior Unsecured Notes 5.250%, 11/08/42	$332,614
375,000	Southern Power Senior Unsecured Notes 4.875%, 07/15/15	400,188

		2,231,078

	Total Corporate Notes and Bonds (Cost $74,777,734)	73,096,006

COLLATERALIZED MORTGAGE-BACKED SECURITIES – 18.17%

1,072,000	American General Mortgage Loan Trust Series 2010-1A, Class A3 5.650%, 03/25/58 (a) (b)	1,118,840
350,000	Banc of America Commercial Mortgage Trust Series 2007-4, Class AM 5.811%, 02/10/51 (b)	387,402
776,927	Banc of America Funding Series 2010-R9, Class 3A3 5.500%, 12/26/35 (a)	631,935
899,797	Banc of America Funding Series 2006-B, Class 7A1 5.553%, 03/20/36 (b)	856,043
816,053	Banc of America Funding Series 2012-R4, Class A 0.428%, 03/04/39 (a) (b)	796,230
75,000	Banc of America Merrill Lynch Commercial Mortgage Series 2006-4, Class AM 5.675%, 07/10/46	82,555
100,000	Banc of America Re-REMIC Trust Series 2012-CLRN, Class B 1.774%, 08/15/29 (a) (b)	100,211
100,000	Banc of America Re-REMIC Trust Series 2012-CLRN, Class D 2.874%, 08/15/29 (a) (b)	100,372
446,018	Bear Stearns Asset Backed Securities Trust Series 2004-AC2, Class 2A 5.000%, 05/25/34	449,549
125,000	Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class AM 5.243%, 12/11/38	136,710
98,897	Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 06/11/41	103,544
100,000	Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class AJ 5.005%, 02/13/42 (b)	104,333
231,304	Citicorp Mortgage Securities Series 2007-2, Class 3A1 5.500%, 02/25/37	226,037

Par Value		Market Value
$ 350,000	Citigroup Commercial Mortgage Trust 2.738%, 01/12/18 (a)	$350,190
350,000	Citigroup Commercial Mortgage Trust 2.911%, 01/12/18 (a)	345,997
986,344	Citigroup Commercial Mortgage Trust Series 2012-GC8, Class XA 2.244%, 09/10/45 (a) (b)	117,982
130,000	Citigroup Commercial Mortgage Trust Series 2006-C5, Class AM 5.462%, 10/15/49	143,127
6,752,866	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD5, Class XP 0.168%, 11/15/44 (a) (b)	13,688
340,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class AMFX 5.366%, 12/11/49 (b)	350,225
200,000	Commercial Mortgage Pass Through Certificates Series 2007-TFLA, Class B 0.324%, 02/15/22 (a) (b)	196,734
275,000	Commercial Mortgage Pass Through Certificates Series 2006-C4, Class AM 5.509%, 09/15/39	297,864
300,000	Commercial Mortgage Pass Through Certificates Series 2006-C5, Class AM 5.343%, 12/15/39	320,561
1,976,885	Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.204%, 10/15/45 (b)	254,741
350,000	Commercial Mortgage Pass Through Certificates Series 2006-C7, Class AM 5.779%, 06/10/46 (b)	378,268
171,048	Commercial Mortgage Pass Through Certificates Series 2010-C1, Class XPA 2.353%, 07/10/46 (a) (b)	7,139
1,566,896	Countrywide Alternative Loan Trust Series 2005-J8, Class 1A5 5.500%, 07/25/35	1,497,948
1,917,961	Countrywide Alternative Loan Trust Series 2005-86CB, Class A5 5.500%, 02/25/36	1,669,365
554,489	Countrywide Alternative Loan Trust Series 2006-J1, Class 2A1 7.000%, 02/25/36	256,993
117,719	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A17 6.000%, 08/25/37	103,414
454,673	Countrywide Alternative Loan Trust Series 2007-23CB, Class A3 0.670%, 09/25/37 (b)	269,620
434,137	Countrywide Alternative Loan Trust Series 2007-23CB, Class A4 6.330%, 09/25/37 (b) (e)	94,260

See accompanying Notes to Financial Statements.

45

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value
$1,578,845	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-12, Class A9 5.750%, 08/25/37	$1,508,803
1,062,724	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-HYB8, Class 4A1 4.468%, 12/20/35 (b)	913,537
930,987	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-2, Class A13 6.000%, 03/25/37	847,090
215,823	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-7, Class A4 5.750%, 06/25/37	194,999
83,200	Credit Suisse First Boston Mortgage Securities Series 1998-C2 Class F 6.750%, 11/15/30 (a) (b)	86,621
2,343,815	Credit Suisse First Boston Mortgage Securities Series 1997-C2, Class AX 0.271%, 01/17/35 (b)	745
140,161	Credit Suisse First Boston Mortgage Securities Series 2005-8, Class 9A4 5.500%, 09/25/35	123,660
250,000	Credit Suisse First Boston Mortgage Securities Series 2005-C6, Class AJ 5.230%, 12/15/40 (b)	265,639
184,855	Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class A2 0.344%, 10/15/21 (a) (b)	184,174
406,216	Credit Suisse Mortgage Capital Certificates Series 2006-7, Class 1A3 5.000%, 08/25/36	330,181
265,962	Credit Suisse Mortgage Capital Certificates Series 2009-13R, Class 2A1 6.000%, 01/26/37 (a)	271,666
1,380,006	Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/25/37	1,237,983
250,000	Credit Suisse Mortgage Capital Certificates Series 2009-RR2, Class IQB 5.695%, 04/16/49 (a) (b)	273,007
200,000	DBRR Trust Series 2012-EZ1, Class A 1.393%, 09/25/45 (a) (d)	200,500
150,000	Del Coronado Trust 2.124%, 03/15/26 (a) (b)	148,833

Par Value		Market Value
$ 150,000	Del Coronado Trust 2.824%, 03/15/26 (a) (b)	$147,617
100,000	GE Capital Commercial Mortgage Series 2005-C2, Class B 5.113%, 05/10/43 (b)	104,578
250,000	Greenwich Capital Commercial Funding Series 2007-GG11, Class AM 5.867%, 12/10/49 (b)	276,627
100,000	GS Mortgage Securities Corp II Series 2006-GG6, Class AM 5.622%, 04/10/38 (b)	108,671
350,000	GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.631%, 04/10/38 (b)	342,988
923,091	GSR Mortgage Loan Trust Series 2006-AR1, Class 3A1 3.154%, 01/25/36 (b)	808,762
107,671	HSBC Asset Loan Obligation Series 2007-2, Class 1A1 5.500%, 09/25/37	108,119
300,000	JPMorgan Chase Commercial Mortgage Securities 1.840%, 10/15/25 (a) (b)	301,672
2,160,824	JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class X 0.546%, 05/15/45 (b)	30,442
979,088	JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class XA 2.020%, 06/15/45 (b)	100,442
2,412,873	JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class XA 2.162%, 10/15/45 (b)	286,601
1,229,341	JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class XA 1.519%, 07/15/46 (a) (b)	70,817
350,000	JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB17 Class AM 5.706%, 02/12/49 (b)	378,000
77,774	JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-C1, Class ASB 5.857%, 02/15/51	83,532
250,000	JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AM 5.997%, 02/15/51 (b)	280,395
250,000	LB Commercial Mortgage Trust Series 2007-C3, Class AMFL 5.884%, 07/15/44 (a) (b)	280,514
350,000	LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AM 5.413%, 09/15/39	387,623

See accompanying Notes to Financial Statements.

46

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value
$ 350,000	LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 02/15/40	$358,936
50,000	LB-UBS Commercial Mortgage Trust Series 2005-C3, Class AM 4.794%, 07/15/40	52,843
250,000	Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AM 5.107%, 07/12/38 (b)	265,294
350,000	Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 08/12/43 (b)	347,309
250,000	ML-CFC Commercial Mortgage Trust Series 2007-5, Class AM 5.419%, 08/12/48	264,875
984,616	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.892%, 08/15/45 (a) (b)	97,023
250,000	Morgan Stanley Capital I Series 2007-IQ13, Class AM 5.406%, 03/15/44	270,847
1,446,084	Morgan Stanley Capital I Series 2011-C1, Class XA 0.943%, 09/15/47 (a) (b)	37,174
300,000	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AJ 5.508%, 02/12/44 (b)	315,719
300,000	Morgan Stanley Capital I Trust Series 2006-HQ8, Class AJ 5.496%, 03/12/44 (b)	308,772
1,331,566	Morgan Stanley Mortgage Loan Trust Series 2005-3AR, Class 2A2 2.483%, 07/25/35 (b)	1,141,102
200,000	Morgan Stanley Re-REMIC Trust Series 2010-HQ4, Class AJ 4.970%, 04/15/40 (a)	205,571
300,000	Nomura Asset Acceptance Series 2005-AP3, Class A3 5.318%, 08/25/35 (b)	229,226
263,296	Residential Asset Securitization Trust Series 2006-A6, Class 1A1 6.500%, 07/25/36	173,091
652,227	Residential Asset Securitization Trust Series 2007-A1, Class A8 6.000%, 03/25/37	510,946
128,880	RREF Series 2013-LT2, Class A 2.833%, 05/22/28 (a)	129,049
58,071	SMA Issuer I Series 2012-LV1, Class A 3.500%, 08/20/25 (a)	58,314
449,604	Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 2.555%, 02/25/36 (b)	390,611
192,505	Structured Asset Securities Series 2005-10, Class 1A1 5.750%, 06/25/35	188,519

Par Value		Market Value
$ 100,000	TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class AJ 5.560%, 08/15/39 (b)	$107,250
1,964,775	UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 2.177%, 08/10/49 (a) (b)	249,906
300,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class AJ 5.632%, 10/15/48 (b)	283,004
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AM 5.925%, 02/15/51 (b)	280,056
350,000	Wachovia Bank Commercial Mortgage Trust Series Series 2007-C30, Class AMFL 0.380%, 12/15/43 (a) (b)	325,094
443,349	Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1 6.000%, 06/25/37	402,286
1,042,672	Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A5 2.633%, 03/25/36 (b)	1,011,346
692,346	Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 1A16 6.000%, 07/25/37	661,540
635,628	Wells Fargo Mortgage Backed Securities Trust Series 2007-13, Class A6 6.000%, 09/25/37	636,934
985,716	WF-RBS Commercial Mortgage Trust Series 2012-C8, Class XA 2.235%, 08/15/45 (a) (b)	119,798
1,474,382	WF-RBS Commercial Mortgage Trust Series 2012-C9, Class XA 2.261%, 11/15/45 (a) (b)	189,979

	Total Collateralized Mortgage-Backed Securities (Cost $29,978,041)	32,059,129

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 11.77%

	Fannie Mae – 4.66%
996,458	5.000%, 09/25/33 Series 2003-92, Class PZ, REMIC	1,092,824
706,101	5.630%, 09/25/36 (b) (e) Series 2009-86, Class CI, REMIC	90,083
417,030	6.450%, 10/25/36 (b) (e) Series 2007-57, Class SX, REMIC	64,685
204,709	5.500%, 03/25/38 Series 2008-14, Class ZA, REMIC	224,472
295,535	4.000%, 01/25/41 Series 2010-156, Class ZC, REMIC	252,405

See accompanying Notes to Financial Statements.

47

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Freddie Mac (continued)
$ 444,946	4.000%, 03/25/41 Series 2011-18, Class UZ, REMIC	$444,638
88,647	8.941%, 09/25/41 (b) Series 2011-88, Class SB, REMIC	88,577
698,330	4.500%, 12/25/41 Series 2011-121, Class JP, REMIC	735,707
1,059,978	3.500%, 03/25/42 Series 2012-20, Class ZT, REMIC	956,635
1,597,905	4.000%, 04/25/42 Series 2012-31, Class Z, REMIC	1,575,742
1,038,587	3.500%, 10/25/42 Series 2012-105, Class Z, REMIC	888,743
432,285	1.500%, 02/25/43 Series 2013-6, Class ZH, REMIC	359,894
1,330,929	4.448%, 11/25/49 (b) Series 2012-144, Class PT, REMIC	1,442,931

		8,217,336

	Freddie Mac – 5.46%
2,815,269	3.000%, 08/15/42 Series 269, Class 30, STRIP	2,713,338
776,935	5.000%, 12/15/34 Series 2909, Class Z, REMIC	863,448
1,718,338	5.000%, 03/15/35 Series 2945, Class CZ, REMIC	1,863,900
493,082	5.500%, 08/15/36 Series 3626, Class AZ, REMIC	548,569
288,814	5.926%, 04/15/37 (b) (e) Series 3301, Class MS, REMIC	34,128
217,235	5.826%, 11/15/37 (b) (e) Series 3382, Class SB, REMIC	25,227
205,951	6.216%, 11/15/37 (b) (e) Series 3384, Class S, REMIC	26,434
1,500,000	4.000%, 12/15/38 Series 3738, Class BP, REMIC	1,587,968
630,972	5.346%, 01/15/39 (b) (e) Series 3500, Class SA, REMIC	79,301
111,607	4.000%, 01/15/41 Series 3795, Class VZ, REMIC	112,130
159,115	4.000%, 06/15/41 Series 3872, Class BA, REMIC	168,115
218,802	4.000%, 07/15/41 Series 3888, Class ZG, REMIC	224,722
387,168	4.500%, 07/15/41 Series 3894, Class ZA, REMIC	419,313
14,901	9.201%, 09/15/41 (b) Series 3924, Class US, REMIC	15,059
534,640	3.500%, 11/15/41 Series 3957, Class DZ, REMIC	507,619
485,795	4.000%, 11/15/41 Series 3957, Class HZ, REMIC	454,904

		9,644,175

Par Value		Market Value

	Government National Mortgage Association – 1.65%
$ 53,019	31.379%, 03/20/34 (b) Series 2004-35, Class SA	$95,226
850,285	7.458%, 08/20/38 (b) (e) Series 2008-69, Class SB	156,255
729,174	5.925%, 03/20/39 (b) (e) Series 2010-98, Class IA	78,670
935,360	4.500%, 05/16/39 Series 2009-32, Class ZE	1,005,247
609,712	4.500%, 05/20/39 Series 2009-35, Class DZ	669,470
600,651	4.500%, 09/20/39 Series 2009-75, Class GZ	658,382
1,963,777	5.278%, 06/20/41 (b) (e) Series 2011-89, Class SA	246,037

		2,909,287

	Total Agency Collateralized Mortgage Obligations (Cost $21,121,525)	20,770,798

U.S. GOVERNMENT OBLIGATIONS – 10.08%

	U.S. Treasury Bonds – 1.95%
950,000	4.250%, 05/15/39	1,066,227
2,300,000	3.750%, 08/15/41	2,363,071

		3,429,298

	U.S. Treasury Notes – 8.13%
1,810,000	0.250%, 05/31/14	1,811,520
4,830,000	1.000%, 08/31/19	4,664,722
3,680,000	1.875%, 06/30/20	3,682,587
4,460,000	1.625%, 08/15/22	4,188,217

		14,347,046

	Total U.S. Government Obligations (Cost $18,226,901)	17,776,344

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES – 7.37%

	Fannie Mae – 5.20%
405,517	4.000%, 09/01/31 Pool # MA3894	431,874
940,953	3.500%, 12/01/31 Pool # MA0919	979,170
822,061	3.500%, 01/01/32 Pool # MA0949	855,431
1,958,742	3.000%, 06/01/33 Pool # MA1459	1,976,214
520,373	4.000%, 02/01/42 Pool # AK4039	540,738
372,755	4.500%, 03/01/42 Pool # MA1050	393,365
1,119,387	3.500%, 05/01/42 Pool # MA1068	1,136,527
774,020	4.000%, 06/01/42 Pool # AB5459	805,432
2,027,424	3.500%, 07/01/42 Pool # MA1117	2,058,562

		9,177,313

See accompanying Notes to Financial Statements.

48

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Freddie Mac – 2.17%
$1,898,699	3.000%, 01/01/33 Gold Pool # C91594	$1,913,861
67,856	5.000%, 07/01/35 Gold Pool # G01840	73,465
25,224	5.500%, 12/01/38 Gold Pool # G06172	27,261
369,526	4.000%, 10/01/41 Gold Pool # T60392	383,134
1,407,298	3.500%, 10/01/42 Gold Pool # T65110	1,426,558

		3,824,279

	Total U.S. Government Mortgage-Backed Securities (Cost $13,247,183)	13,001,592

ASSET-BACKED SECURITIES – 4.41%

250,000	ALM IV (Cayman Islands) Series 2011-A4, Class C 2.994%, 07/18/22 (a) (b)	242,067
250,000	ARES CLO (Cayman Islands) Series 2012-2A, Class D 4.874%, 10/12/23 (a) (b)	249,278
500,000	ARES XXVI CLO (Cayman Islands) Series 2013-1A, Class D 3.994%, 04/15/25 (a) (b)	475,607
1,311,522	Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/28/37 (c)	1,319,844
250,000	BlueMountain CLO (Cayman Islands) Series 2012-1A, Class E 5.742%, 07/20/23 (a) (b)	239,734
	Brookside Mill CLO (Cayman Islands) Series 2013-1A, Class D
250,000	3.294%, 04/17/25 (a) (b)	228,731
	Series 2013-1A, Class E
250,000	4.644%, 04/17/25 (a) (b)	223,709
	Cent CLO 18 Series 2013-18A, Class D
250,000	3.700%, 07/23/25 (a) (b)	235,181
	Series 2013-18A, Class E
250,000	4.850%, 07/23/25 (a) (b)	224,067
100,000	Credit-Based Asset Servicing and Securitization Series 2007-MX1, Class A4 6.231%, 12/25/36 (a) (c)	77,155
250,000	Dryden XXIV Senior Loan Fund (Cayman Islands) Series 2012-24A, Class D 5.014%, 11/15/23 (a) (b)	249,998
250,000	GoldenTree Loan Opportunities VI (Cayman Islands) Series 2012-6A, Class D 4.444%, 04/17/22 (a) (b)	246,109
757,000	GSAA Trust Series 2006-15, Class AF3B 5.933%, 09/25/36 (b)	138,889

Par Value		Market Value
	LCM XI (Cayman Islands) Series 10A, Class D
$ 500,000	4.844%, 04/15/22 (a) (b)	$497,311
	Series 11A, Class D
250,000	4.216%, 04/19/22 (a) (b)	241,610
	Nomad CLO (Cayman Islands) Series 2013-1A, Class B
250,000	3.218%, 01/15/25 (a) (b)	245,692
	Series 2013-1A, Class C
250,000	3.768%, 01/15/25 (a) (b)	237,092
	Octagon Investment Partners XVI (Cayman Islands) Series 2013-1A, Class D
250,000	3.622%, 07/17/25 (a) (b)	235,568
	Series 2013-1A, Class E
250,000	4.772%, 07/17/25 (a) (b)	223,940
250,000	OHA Intrepid Leveraged Loan Fund (Cayman Islands) Series 2011-1AR, Class DR 3.292%, 04/20/21 (a) (b)	246,344
319,298	Residential Asset Mortgage Products Series 2006-RS5, Class A3 0.340%, 09/25/36 (b)	302,681
	Residential Asset Securities
500,000	Series 2004-KS6, Class A15 5.850%, 07/25/34 (b)	534,491
381,106	Series 2005-KS4, Class M1 0.580%, 05/25/35 (b)	376,049
250,000	WhiteHorse III (Cayman Islands) Series 2006-1A, Class B1L 2.115%, 05/01/18 (a) (b)	245,099
250,000	Wind River CLO (Cayman Islands) Series 2013-1A, Class C 3.642%, 04/20/25 (a) (b)	236,618

	Total Asset-Backed Securities (Cost $7,696,047)	7,772,864

MUNICIPAL BONDS – 0.92%
650,000	New York City, G O, SubSeries G-1 5.000%, 04/01/27	721,949
730,000	NY State Dormitory Authority Rev., State Personal Income Tax, Series B (AMBAC Insured) 5.500%, 03/15/27	896,133

	Total Municipal Bonds (Cost $1,530,550)	1,618,082

FOREIGN GOVERNMENT BONDS – 0.61%
200,000	Brazilian Government International Bond 4.250%, 01/07/25	195,650
500,000	Corp Andina de Fomento Senior Unsecured Notes 3.750%, 01/15/16	525,613
350,000	Mexico Government International Bond 4.000%, 10/02/23	355,863

	Total Foreign Government Bonds (Cost $1,065,054)	1,077,126

See accompanying Notes to Financial Statements.

49

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

INVESTMENT COMPANIES – 4.64%

$3,642,018	BlackRock Liquidity Funds TempCash Portfolio	$3,642,018
447,316	DoubleLine Floating Rate Fund 0.002%,	4,535,785

	Total Investment Companies (Cost $8,142,018)	8,177,803

Total Investments – 99.41% (Cost $175,785,053)*		175,349,744

Net Other Assets and Liabilities – 0.59%		1,036,120

Net Assets – 100.00%		$176,385,864

*	Aggregate cost for Federal income tax purposes is $176,457,816.

Gross unrealized appreciation	$4,604,419
Gross unrealized depreciation	(5,712,491)

Net unrealized depreciation	$(1,108,072)

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2013, these securities amounted to $31,831,678 or 18.05% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(b)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2013.
(c)	Step Coupon. Security becomes interest bearing at a future date.
(d)	Security with a total aggregate market value of $200,500 or 0.11% of the net assets, was valued under the fair value procedures established by the Fund’s Board of Trustees.
(e)	Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s
STRIP	Separate Trading of Registered Interest and Principal

Portfolio Composition
U.S. Government Obligations	10%
U.S. Government Agency Obligations	19%
Corporate Notes and Bonds
(S&P Ratings unaudited)
AAA	2%
AA	4%
A	9%
BBB	27%
BB	9%
B	4%
Lower than B	10%
Not Rated	6%

100%

See accompanying Notes to Financial Statements.

50

Aston Funds

ASTON/TCH Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Tere Alvarez Canida, CFA; Alan M. Habacht, William J. Canida, CFA; & Scott M. Kimball

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	During the fiscal year ended October 31, 2013, sector, quality and security selection benefitted the portfolio, while yield curve selection modestly detracted from returns. The Fund is overweight credit securities which outperformed duration matched Treasuries by 108 basis points over the trailing twelve months. Within credit, the fund is overweight lower quality investment grade securities which were the best performing quality bucket on a duration-adjusted basis. BBB rated securities outperformed AAA rated securities* by 102 basis points of excess return during the period. The Fund also benefitted from an allocation to floating rate notes which outperformed in the rising interest rate environment of the last year. Floating-rate securities as measured by the Barclays Capital Floating Rate Note Index rose 1.3% in the past year. Offsetting some of the positive factors was our above-benchmark exposure to longer dated securities. Although the Fund has a below-benchmark duration profile overall, our barbelled portfolio structure modestly detracted from returns as longer duration securities underperformed.

Q.	What were the best performing holdings for the Fund during the period?

A.	Corporate debt securities were the best performing holdings during the year. Despite rising interest rates, corporates benefitted from their embedded carry advantage and from modestly tighter spreads at year end.
Q.	What were the weakest performing holdings?

A.	Treasury securities were the weakest performing holdings in the Fund during the trailing 12 months as interest rose during the year. In addition, our exposure to Treasury Inflation-Protected Securities (TIPS) detracted from returns as TIPS underperformed nominal securities during the last year as signs of a significant increase in inflation remain muted.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We believe that U.S. investment grade credit offers excellent relative value, opting for certain non-U.S. corporate bonds as a means of diversification in lieu of moving significantly lower in credit quality. Within our yield curve exposure, we continue to believe an allocation to floating rate securities is warranted. On October 30, 2013, the Federal Reserve (Fed) announced that it will continue its $85 billion per month purchase of U.S. Treasury and Agency mortgage-backed securities (MBS). The central bank cited a slowing housing recovery and uncertainty surrounding fiscal policy as constraints to U.S. economic growth.

However, the Fed removed a sentence from its previous statement in September that tighter financial conditions could slow the improvement in the economy. We view the removal of this statement as another attempt by the Fed to prepare market participants for the removal of some of the accommodation in 2014.

Note: A basis point (bps) is a unit of measure. 1bps = .01%.

*S&P assigns a credit quality rating from AAA (highest quality) to D (lowest quality). Credit quality ratings refer to the underlying bonds in the Fund’s portfolio and not of the Fund itself.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	0.13%
Five Year	9.44%
Ten Year	5.60%
Since Inception	5.90%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year	0.28%
Five Year	9.62%
Ten Year	5.83%
Since Inception	6.19%

Inception Date 07/31/00

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I Shares are 1.11% and 0.86%, respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

51

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2013

Schedule of Investments

Par Value		Market Value

CORPORATE NOTES AND BONDS – 56.36%

	Consumer Discretionary – 5.41%
$ 350,000	ADT Senior Unsecured Notes 4.875%, 07/15/42	$271,871
250,000	Arcos Dorados Holdings (British Virgin Islands) 6.625%, 09/27/23 (b)	255,000
865,000	L Brands Senior Unsecured Notes 7.600%, 07/15/37	884,463
100,000	Macy’s Retail Holdings 7.875%, 07/15/15 (a)	111,318
	QVC
200,000	5.125%, 07/02/22	203,078
500,000	5.950%, 03/15/43	449,416
250,000	Staples Senior Unsecured Notes 9.750%, 01/15/14	254,423
500,000	Whirlpool, MTN Senior Unsecured Notes 8.600%, 05/01/14	519,694

		2,949,263

	Consumer Staples – 2.08%
	Altria Group
500,000	8.500%, 11/10/13	500,550
200,000	10.200%, 02/06/39	319,471
150,000	PepsiCo Senior Unsecured Notes 7.900%, 11/01/18	191,227
100,000	Reynolds American 7.750%, 06/01/18	122,099

		1,133,347

Par Value		Market Value

	Energy – 6.88%
	Chesapeake Energy
$ 250,000	6.625%, 08/15/20	$283,125
250,000	6.125%, 02/15/21	274,375
250,000	Energy Transfer Partners Senior Unsecured Notes 9.000%, 04/15/19	320,151
250,000	Hess Senior Unsecured Notes 8.125%, 02/15/19	315,263
250,000	KazMunayGas National (Kazakhstan) Senior Unsecured Notes 5.750%, 04/30/43 (b)	227,788
400,000	Kinder Morgan Energy Partners Senior Unsecured Notes 9.000%, 02/01/19	515,687
250,000	Petrobras Global Finance BV (Netherlands) 5.625%, 05/20/43	214,871
250,000	Pride International Senior Unsecured Notes 6.875%, 08/15/20	300,272
250,000	Puget Energy 5.625%, 07/15/22	270,508
250,000	Rockies Express Pipeline Senior Unsecured Notes 6.875%, 04/15/40 (b)	190,000
250,000	Valero Energy 9.375%, 03/15/19	326,596
400,000	Weatherford International (Bermuda) 9.625%, 03/01/19	510,780

		3,749,416

	Financials – 18.00%
250,000	AFLAC Senior Unsecured Notes 8.500%, 05/15/19	325,600
450,000	American Financial Group Senior Unsecured Notes 9.875%, 06/15/19	589,670
250,000	Banco Bradesco SA/Cayman Islands (Brazil) Subordinated Notes 5.750%, 03/01/22 (b)	253,125
	Bancolombia SA (Colombia) Senior Unsecured Notes
250,000	5.950%, 06/03/21	265,250
	Subordinated Notes
250,000	5.125%, 09/11/22	240,000
550,000	Barrick North America Finance 5.700%, 05/30/41	466,377
	Blackstone Holdings Finance
150,000	6.625%, 08/15/19 (b) (d)	178,442
250,000	6.250%, 08/15/42 (b) (d)	275,940
250,000	Bunge Ltd Finance 8.500%, 06/15/19	312,551
175,000	Capital One Financial Senior Unsecured Notes 6.250%, 11/15/13	175,287

See accompanying Notes to Financial Statements.

52

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$ 500,000	Daimler Finance 1.024%, 04/10/14 (b) (c)	$501,390
250,000	Discover Bank Subordinated Notes 7.000%, 04/15/20	295,439
1,000,000	General Electric Capital, MTN Senior Unsecured Notes 0.938%, 04/24/14 (c)	1,004,251
800,000	Goldman Sachs Capital I 6.345%, 02/15/34	802,617
400,000	Itau Unibanco Holding SA (Brazil) Subordinated Notes 5.500%, 08/06/22 (b)	396,000
	Jefferies Group Senior Unsecured Notes
200,000	8.500%, 07/15/19	244,294
250,000	6.500%, 01/20/43	249,205
500,000	JPMorgan Chase, MTN Senior Unsecured Notes 1.038%, 01/24/14 (c)	501,019
250,000	KKR Group Finance 5.500%, 02/01/43 (b)	234,633
200,000	Leucadia National 5.500%, 10/18/23	202,228
300,000	Marsh & McLennan Senior Unsecured Notes 9.250%, 04/15/19	394,898
750,000	Merrill Lynch, MTN Senior Unsecured Notes 6.875%, 04/25/18	891,424
250,000	Nomura Holdings (Japan), MTN Senior Unsecured Notes 1.704%, 09/13/16 (c)	254,541
250,000	Royal Bank of Canada (Canada), GMTN Senior Unsecured Notes 0.936%, 10/30/14 (c)	251,760
500,000	Wells Fargo Senior Unsecured Notes 1.170%, 06/26/15 (c)	506,009

		9,811,950

	Healthcare – 2.73%
310,000	Endo Health Solutions 7.000%, 07/15/19	332,475
250,000	Humana Senior Unsecured Notes 8.150%, 06/15/38	334,778
500,000	Lorillard Tobacco 8.125%, 05/01/40	620,983
200,000	Quest Diagnostics 1.100%, 03/24/14 (c)	200,539

		1,488,775

	Industrials – 4.50%
370,000	Burlington Northern Santa Fe Senior Unsecured Notes 7.000%, 02/01/14	375,738

Par Value		Market Value

	Industrials (continued)
$ 250,000	FedEx Senior Notes 8.000%, 01/15/19	$314,457
500,000	Mexichem SAB de CV (Mexico) 6.750%, 09/19/42 (b)	492,500
200,000	Nissan Motor Acceptance 0.950%, 09/26/16 (b) (c)	200,451
500,000	Southern Copper 7.500%, 07/27/35	537,265
250,000	Vale SA (Brazil) Senior Unsecured Notes 5.625%, 09/11/42	226,775
250,000	Waste Management 7.375%, 03/11/19	305,301

		2,452,487

	Information Technology – 2.05%
490,000	DIRECTV Holdings / DIRECTV Financing 6.350%, 03/15/40	506,236
600,000	Telecom Italia Capital SA (Luxembourg) 7.721%, 06/04/38	612,976

		1,119,212

	Materials – 4.11%
100,000	Allegheny Technologies Senior Unsecured Notes 5.875%, 08/15/23	103,011
400,000	ArcelorMittal (Luxembourg) Senior Unsecured Notes 7.500%, 10/15/39 (a)	397,000
250,000	Braskem America Finance 7.125%, 07/22/41 (b)	241,875
250,000	Dow Chemical (The) Senior Unsecured Notes 8.550%, 05/15/19	323,847
250,000	International Paper Senior Unsecured Notes 8.700%, 06/15/38	353,032
550,000	Rio Tinto Finance (Australia) 8.950%, 05/01/14	572,331
250,000	Teck Resources (Canada) 6.250%, 07/15/41	248,178

		2,239,274

	Telecommunication Services – 7.19%
500,000	British Telecommunications (United Kingdom) Senior Unsecured Notes 1.378%, 12/20/13 (c)	500,725
	CenturyLink Senior Unsecured Notes
500,000	7.600%, 09/15/39	468,750
500,000	7.650%, 03/15/42	466,250
400,000	Expedia 5.950%, 08/15/20	425,036
350,000	Frontier Communications Senior Unsecured Notes 9.000%, 08/15/31	364,000

See accompanying Notes to Financial Statements.

53

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Telecommunication Services (continued)
$ 500,000	Telefonica Europe BV (Netherlands) 8.250%, 09/15/30	$603,396
450,000	Time Warner Cable 8.250%, 02/14/14	459,127
100,000	Verizon Communications 1.782%, 09/15/16 (c)	102,823
500,000	Windstream 7.500%, 06/01/22	526,250

		3,916,357

	Utilities – 3.41%
500,000	Dubai Electricity & Water Authority (United Arab Emirates) Senior Unsecured Notes 8.500%, 04/22/15 (b)	550,000
450,000	FPL Group Capital 7.875%, 12/15/15	513,419
150,000	Pacific Gas & Electric Senior Unsecured Notes 8.250%, 10/15/18	191,787
450,000	Sempra Energy Senior Unsecured Notes 9.800%, 02/15/19	605,552

		1,860,758

	Total Corporate Notes and Bonds (Cost $28,447,143)	30,720,839

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 33.94%

	Fannie Mae – 7.04%
214,900	6.000%, 11/01/17, Pool # 662854	230,818
72,696	6.000%, 04/01/18, Pool # 725175	76,919
192,085	5.500%, 11/01/18, Pool # 748886	204,114
71,860	4.500%, 06/01/19, Pool # 747860	76,947
360,429	6.000%, 01/01/21, Pool # 850787	399,263
106,866	6.000%, 09/01/32, Pool # 847899	117,097
90,638	6.000%, 02/01/34, Pool # 771952	100,635
79,577	7.500%, 02/01/35, Pool # 787557	92,590
19,032	7.500%, 04/01/35, Pool # 819231	20,475
138,464	6.000%, 11/01/35, Pool # 844078	151,654
137,204	5.000%, 05/01/36, Pool # 745581	149,234
84,134	6.000%, 12/01/36, Pool # 888029	92,424
112,259	5.500%, 06/01/37, Pool # 918778	122,411

Par Value		Market Value

	Fannie Mae (continued)
$ 116,060	6.500%, 10/01/37, Pool # 888890	$128,293
343,834	5.500%, 03/01/38, Pool # 962344	374,929
274,258	4.000%, 02/01/41, Pool # AE0949	289,039
234,076	4.000%, 02/01/41, Pool # AH5695	247,174
976,896	3.000%, 03/01/43, Pool # AB8615	964,868

		3,838,884

	Freddie Mac – 8.76%
345,313	5.500%, 11/01/20, Gold Pool # G18083	375,903
71,291	5.500%, 12/01/20, Gold Pool # G11820	77,591
54,385	6.000%, 10/01/35, Gold Pool # A47772	60,023
134,526	5.500%, 05/01/37, Gold Pool # A60048	145,620
242,997	5.500%, 09/01/37, Gold Pool # G03202	263,037
210,360	5.000%, 02/01/38, Gold Pool # A73409	226,802
471,815	5.000%, 04/01/38, Gold Pool # G04334	509,608
255,783	4.000%, 12/01/39, Gold Pool # G06935	268,918
125,056	4.000%, 05/01/41, Gold Pool # Q00870	131,540
751,302	4.000%, 11/01/41, Gold Pool # Q04550	790,477
974,699	3.000%, 04/01/43, Gold Pool # V80006	957,796
981,897	3.000%, 05/01/43, Gold Pool # G08525	966,393

		4,773,708

	Government National Mortgage Association – 2.21%
166,551	5.000%, 05/20/37, Pool # 782156	182,331
354,831	5.000%, 08/20/37, Pool # 4015	387,341
301,300	6.000%, 07/20/38, Pool # 4195	336,811
190,944	5.500%, 08/20/38, Pool # 4215	201,322
88,467	6.000%, 01/15/39, Pool # 698036	97,859

		1,205,664

	U.S. Treasury Inflation Index Bonds – 5.59%
1,626,795	1.375%, 07/15/18	1,793,795
1,116,330	1.750%, 01/15/28	1,255,261

		3,049,056

See accompanying Notes to Financial Statements.

54

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	U.S. Treasury Note – 10.34%
$1,500,000	4.000%, 02/15/15	$1,573,359
1,000,000	2.125%, 05/31/15	1,029,688
1,500,000	2.000%, 01/31/16	1,554,962
1,500,000	2.000%, 11/15/21	1,476,797

		5,634,806

	Total U.S. Government and Agency Obligations (Cost $17,957,297)	18,502,118

ASSET-BACKED SECURITIES – 1.71%

269,675	Ford Credit Auto Owner Trust Series 2010-A, Class A4 2.150%, 06/15/15	270,838
152,664	Hyundai Auto Receivables Trust Series 2010-A, Class A4 2.450%, 12/15/16	154,590
500,000	Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A4 1.980%, 09/20/17	506,440

	Total Asset-Backed Securities (Cost $931,876)	931,868

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.38%

275,000	Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4 5.742%, 09/11/42 (c)	313,610
432,971	Citigroup Commercial Mortgage Series 2004-C1, Class A4 5.432%, 04/15/40 (c)	438,242

	Total Commercial Mortgage-Backed Securities (Cost $638,396)	751,852

Total Investments – 93.39% (Cost $47,974,712)*		50,906,677

Net Other Assets and Liabilities – 6.61%		3,605,983

Net Assets – 100.00%		$54,512,660

*	Aggregate cost for Federal income tax purposes is $47,772,348.

Gross unrealized appreciation	$3,712,313
Gross unrealized depreciation	(577,984)

Net unrealized appreciation	$3,134,329

(a)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate shown will be accrual rate until maturity.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2013, these securities amounted to $3,997,144 or 7.33% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(c)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2013.
(d)	S&P credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

GMTN	Global Medium Term Note
MTN	Medium Term Note
S&P	Standard & Poor’s

Portfolio Composition
U.S. Government and Agency Obligations	34%
Asset-Backed Securities	2%
Commercial Mortgage-Backed Securities	1%
Net Other Assets and Liabilities	7%
Corporate Notes and Bonds (Moody’s Ratings (d) unaudited)
Aa	1%
A	9%
Baa	32%
Ba	13%
B	1%

100%

See accompanying Notes to Financial Statements.

55

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Frederick C. Lake & Ronald A. Lake

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Class I Shares of the Fund gained 9.31%. Although the benchmark (the HFRX Equity Hedge Index) gained 9.29%, it was more volatile.

Generally, the Fund’s strategic diversification and moderate equity exposure enabled it to participate in the stock market’s upside while it sought to dampen downside volatility. Stocks have benefited from excess liquidity, low rates, improving corporate profitability, and expanding price/earnings multiples. For the S&P 500, this has meant a banner increase of 27.2% for the fiscal year. Considering that the Fund’s composite net equity exposure averaged around 30%, its return of 9.31% for the period is higher than might otherwise have been expected.

Although equities have done well, markets have had to contend with a series of political and policy uncertainties, including Washington’s dysfunction over the budget and debt ceiling, the Federal Reserve’s (Fed) mixed signals about “tapering,” the overhang of debt and austerity in Europe, doubts over the structural reforms promised under “Abenomics” in Japan, and China’s struggle to reign in financial excesses. Such uncertainties have triggered bouts of downside volatility. Most notably, the S&P 500 suffered three corrections starting in May, when the Fed first raised the likelihood of “tapering.” This led to a drop of -5.6% from May 21 through June 24. The S&P 500 then lost -4.5% during most of August, again on “tapering” concerns. The index corrected -4.0% between September 18 and October 8, this time in anticipation of the debt ceiling debate.

Bond markets also have faced volatility. The Barclays U.S. Bond Aggregate was flat for much of the first half of the fiscal year, and then tumbled over -4.0% from mid-May through early September. Although the index subsequently recovered much of this drop, it finished the fiscal year down -1.08%. In contrast, the Fund’s allocations to strategic fixed income and hedged credit contributed positively to returns, despite feeling some of the bond market’s knock-on effects.

Q.	What were the best performing holdings for the Fund during the period?

A.	The bulk of the Fund’s gains came from the core equity-oriented strategies, which included long-biased, U.S. multi-asset, and hedged-equity managers. Secondarily, arbitrage-related allocations also contributed.

Q.	What were the weakest performing holdings?

A.	Global macro, strategic fixed income, and hedged credit were modestly positive or flat.

Q.	How was the Fund positioned as of October 31, 2013?

A.	Equity-oriented funds (long-biased; hedged; multi-asset; global strategies) accounted for nearly 54% of the portfolio. Other allocations included 15% to strategic fixed income, 8% to hedged credit, 18% to arbitrage (merger arbitrage; convertible arbitrage) and 5% to global macro.

Throughout the year, we positioned the portfolio to dampen the risk of conventional asset classes while aiming for relatively stable returns, by:

•	Diversifying across a mix of less correlated strategies, combining strategic fixed income, hedged credit, arbitrage, and global macro with long/short and long-biased equities.

•	Maintaining moderate composite net equity exposures.

•	Being proactive in adjusting the mix of strategies incrementally to take advantage of opportunities or to sidestep potential risks.

Volatility is likely to remain a feature of the investment landscape, as unresolved policy and political issues create uncertainty for investors. We therefore intend to maintain a diversified mix of strategies in an effort to mitigate volatility, while maintaining the potential to generate attractive risk-adjusted returns.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

A fund-of-funds that invests in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of its portfolio holdings. Investments in a fund-of-funds are subject to higher costs than investing directly in the underlying funds.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	9.05%
Since Inception	5.31%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	9.31%
Since Inception	7.88%

Inception Date 04/01/09*

* The Fund commenced operations on April 1, 2009. Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest Share Class, Class I, is being shown in the above chart. Performance would have been lower for Class N Shares, due to higher fees and expenses.

56

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

INVESTMENT COMPANIES – 99.91%

	Long/Short Strategies – 53.75%
502,873	BlackRock Emerging Markets Long/Short Equity Fund-IS	$5,431,032
1,411,761	Blackrock Global Long/Short Equity Fund-IS	16,447,015
1,455,460	Convergence Core Plus Fund	24,859,252
1,157,118	Driehaus Emerging Markets Small Cap Growth Fund	14,035,840
1,529,273	FPA Crescent Fund-I	50,450,702
365,476	Gotham Absolute Return Fund	4,652,507
3,079,094	Robeco Boston Partners Long/Short Equity Fund-IS	66,631,592
4,430,087	The Weitz Funds - Partners III Opportunity Fund	70,571,283

		253,079,223

	Hedged Credit and Strategic Fixed Income – 22.91%
2,079,200	Avenue Credit Strategies Fund	23,411,794
1,479,948	BlackRock Global Long/Short Credit Fund-INS *	15,894,637
2,607	Driehaus Active Income Fund	28,082
607,624	Guggenheim - Macro Opportunities Fund	16,266,094
1,361,444	Metropolitan West Unconstrained Bond Fund	16,024,202
925,196	PIMCO Income Fund	11,453,927
794,614	PIMCO Mortgage Opportunities Fund	8,756,644
1,352,927	Scout Unconstrained Bond Fund	16,032,189

		107,867,569

	Arbitrage – 17.53%
1,863,058	Calamos Market Neutral Income Fund	24,163,857
5,245,527	Touchstone Merger Arbitrage Fund	58,382,716

		82,546,573

Shares		Market Value

	Global Macro – 4.95%
2,118,580	John Hancock Funds II - Global Absolute Return Strategies Fund	$23,325,565

	Money Market – 0.77%
3,610,939	Blackrock Liquidity Funds Treasury Trust Fund Portfolio	3,610,939

	Total Investment Companies (Cost $442,546,622)	470,429,869

Total Investments – 99.91% (Cost $442,546,622)**		470,429,869

Net Other Assets and Liabilities – 0.09%		432,924

Net Assets – 100.00%		$470,862,793

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $442,644,082.

Gross unrealized appreciation	$28,773,545
Gross unrealized depreciation	(987,758)

Net unrealized appreciation	$27,785,787

See accompanying Notes to Financial Statements.

57

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Ronald L. Altman

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s Class N Shares posted a solid 12.60% gain for the 12 months ending October 31, 2013, but significantly lagged its long-only S&P 500 Index benchmark. Our strategy of selling call options and buying index puts as a hedge against potential market volatility weighed on results amid a strong equity rally for most of the period. Putting the Fund’s performance into perspective relative to its risk profile versus the benchmark, however, we think illuminates the quality of its returns. The Fund’s beta (a measure of volatility) in the past year was 0.45, meaning that it delivered its returns with less than half the market’s volatility. This was highlighted during the brief stock selloff from mid-May to mid-June 2013, when the Fund declined less dramatically than the sharply declining S&P 500. Thus, on a risk-adjusted basis, we believe the Fund’s returns were roughly in line with the benchmark the past year.

Q.	What were the best performing holdings for the Fund during the period?

A.	The stock-only returns were better than average compared with the benchmark the past 12 months, highlighting the negative effect of our hedging strategy amid the market rally. We were aggressive in terms of rotating the holdings once an individual position came close to our calculation of its intrinsic value. The best performing areas in the portfolio included durable goods within Consumer Discretionary, and the Energy and Technology sectors.
Q.	What were the weakest performing holdings?

A.	Other than the notable drag from our hedging strategy, the portfolio fell materially short of the benchmark in Utilities. Stock-picking in all the other major segments of the equity market were either equal or better than the index.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We are comfortable with the current positioning in the portfolio, as we believe the mix of stocks owned is well positioned fundamentally. Given that correlations between sectors of the market are extremely low relative to historical norms, the data suggests that this is a stock-pickers market. Overall, we continue to focus on those companies with above-average dividend yields where fundamentals suggest that those dividends can increase. The combination of high-yield and attractive valuations relative to cash flow and revenue have always been a critical aspect of our investment process, and will remain so. We are maintaining our strategy of hedging the portfolio by selling call options on individual holdings in seeking to capture incremental income and buying index put options to help guard against a meaningful market decline, as we believe that minimizing volatility is the best avenue towards delivering strong long-term results.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the stock. A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, it will not be able to sell the underlying security until the option expires or is exercised. If the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price. Premiums from the Fund’s sale of call options typically will result in short-term capital gains for federal income tax purposes.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	12.60%
Five Year	9.98%
Since Inception	4.92%

Inception Date 01/15/08

Average Annual Total Returns - Class I

One Year	12.88%
Since Inception	7.98%

Inception Date 03/03/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

58

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 101.08%

	Consumer Discretionary – 15.61%
65,000	Coach (a)	$3,294,200
431,500	Ford Motor (a)	7,382,965
109,200	Kohl’s (a)	6,202,560
500,000	Staples (a)	8,060,000

		24,939,725

	Consumer Staples – 2.39%
120,000	ConAgra Foods (a)	3,817,200

	Energy – 13.95%
45,000	Anadarko Petroleum (a)	4,288,050
61,000	Apache (a)	5,416,800
75,000	Devon Energy (a)	4,741,500
27,000	Occidental Petroleum (a)	2,594,160
185,000	Peabody Energy (a)	3,603,800
35,000	Transcocean (Switzerland) (a)	1,647,450

		22,291,760

	Financials – 10.01%
140,000	BB&T (a)	4,755,800
140,000	Hartford Financial Services Group (a)	4,718,000
550,000	Huntington Bancshares (a)	4,840,000
50,000	SunTrust Banks (a)	1,682,000

		15,995,800

	Healthcare – 3.53%
15,000	Abbott Laboratories (a)	548,250
85,000	Quest Diagnostics (a)	5,092,350

		5,640,600

	Industrials – 3.33%
65,000	Deere (a)	5,319,600

Shares		Market Value

	Information Technology – 23.48%
165,000	Applied Materials (a)	$2,945,250
230,000	Cisco Systems (a)	5,175,000
460,000	Corning (a)	7,861,400
280,000	Intel (a)	6,840,400
195,000	Microsoft (a)	6,893,250
416,300	Nokia OYJ, SP ADR * (a)	3,176,369
95,000	Seagate Technology (Ireland) (a)	4,624,600

		37,516,269

	Materials – 6.11%
370,000	Alcoa (a)	3,429,900
90,000	Dow Chemical (a)	3,552,300
120,000	Huntsman (a)	2,786,400

		9,768,600

	Telecommunication Services – 7.12%
155,000	AT&T (a)	5,611,000
170,000	CenturyLink (a)	5,756,200

		11,367,200

	Utilities – 15.55%
73,000	Entergy (a)	4,724,560
160,000	Exelon (a)	4,566,400
130,000	FirstEnergy (a)	4,923,100
150,000	PPL (a)	4,594,500
180,000	Public Service Enterprise Group (a)	6,030,000

		24,838,560

	Total Common Stocks (Cost $151,689,285)	161,495,314

Number of Contracts

PURCHASED OPTIONS – 0.19%

	SPDR S&P 500 ETF Trust
500	Strike @ $148 Exp 11/13	1,500
250	Strike @ $149 Exp 11/13	1,000
250	Strike @ $150 Exp 11/13	750
1,000	Strike @ $145 Exp 12/13	17,500
1,500	Strike @ $146 Exp 12/13	25,000
1,500	Strike @ $147 Exp 12/13	27,000
4,250	Strike @ $148 Exp 12/13	67,000
3,750	Strike @ $149 Exp 12/13	65,125
3,750	Strike @ $150 Exp 12/13	70,000
1,500	Strike @ $151 Exp 12/13	27,000

	Total Purchased Options (Cost $1,444,839)	301,875

See accompanying Notes to Financial Statements.

59

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 3.44%

5,497,242	BlackRock Liquidity Funds TempCash Portfolio	$5,497,242

	Total Investment Company (Cost $5,497,242)	5,497,242

Total Investments – 104.71% (Cost $158,631,366)**		167,294,431
Net Other Assets and Liabilities – (4.71)%		(7,532,507)

Net Assets – 100.00%		$159,761,924

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $158,663,149.

Gross unrealized appreciation	$14,437,691
Gross unrealized depreciation	(5,806,409)

Net unrealized appreciation	$8,631,282

(a)	All of these securities are pledged as collateral for written options.

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s
SP ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipt

Transactions in written call options for the period ended October 31, 2013 were as follows:

Contracts	Number of Contracts	Premium
Outstanding, October 31, 2012	56,326	$3,939,696
Call Options Written	273,634	19,259,884
Call Options Closed or Expired	(269,813)	(18,879,298)
Call Options Exercised	(1,317)	(159,380)

Outstanding, October 31, 2013	58,830	$4,160,902

Premiums received and value of written call equity options outstanding as of October 31, 2013.

Number of Contracts	Description	Premium Received	Market Value
	Abbott Laboratories
100	Strike @ $39 Exp 5/14	$ 8,500	$ 10,100
50	Strike @ $40 Exp 5/14	3,700	3,125

	Alcoa
2,450	Strike @ $10 Exp 4/14	41,629	105,350
500	Strike @ $11 Exp 4/14	10,482	11,500
650	Strike @ $9 Exp 4/14	24,777	57,850

	Anadarko Petroleum
450	Strike @ $110 Exp 5/14	113,369	122,400

	Apache
610	Strike @ $90 Exp 4/14	95,750	295,850

	Applied Materials
650	Strike @ $16 Exp 4/14	51,460	148,525
1,000	Strike @ $17 Exp 4/14	66,960	168,000

Number of Contracts	Description	Premium Received	Market Value
	AT&T
50	Strike @ $36 Exp 4/14	$ 2,800	$ 7,600
1,150	Strike @ $37 Exp 4/14	62,538	113,850
350	Strike @ $38 Exp 4/14	14,510	22,750

	BB&T
100	Strike @ $37 Exp 6/14	6,496	6,050
1,250	Strike @ $38 Exp 6/14	62,204	49,375

	CenturyLink
1,500	Strike @ $38 Exp 4/14	44,989	41,250

	Cisco Systems
101	Strike @ $25 Exp 4/14	7,167	5,454
900	Strike @ $25 Exp 7/14	65,020	67,500
10	Strike @ $26 Exp 7/14	500	540
589	Strike @ $27 Exp 7/14	22,128	22,971

	Coach
250	Strike @ $55 Exp 5/14	45,741	50,000
350	Strike @ $57.50 Exp 5/14	46,217	45,500
50	Strike @ $60 Exp 5/14	4,698	4,300

	ConAgra Foods
150	Strike @ $33 Exp 3/14	8,969	12,150
150	Strike @ $34 Exp 3/14	6,595	6,375
250	Strike @ $35 Exp 3/14	10,941	6,250
200	Strike @ $36 Exp 3/14	6,793	2,500
50	Strike @ $33 Exp 6/14	4,448	6,000
100	Strike @ $34 Exp 6/14	6,971	8,100
200	Strike @ $35 Exp 6/14	11,443	10,000

	Corning
4,600	Strike @ $19 Exp 5/14	66,135	276,000

	Deere
300	Strike @ $95 Exp 6/14	52,088	36,600

	Devon Energy
250	Strike @ $65 Exp 4/14	46,241	80,000
500	Strike @ $70 Exp 4/14	44,360	79,000

	Dow Chemical
600	Strike @ $37 Exp 1/14	55,065	201,000
300	Strike @ $38 Exp 1/14	32,699	73,200

	Entergy
730	Strike @ $72.50 Exp 5/14	50,140	25,550

	Exelon
434	Strike @ $35 Exp 4/14	14,361	4,340
1,066	Strike @ $36 Exp 4/14	25,807	5,330

	FirstEnergy
60	Strike @ $43 Exp 1/14	2,340	750
1,040	Strike @ $43 Exp 4/14	37,895	29,120

	Ford Motor
200	Strike @ $15 Exp 3/14	38,717	49,400
800	Strike @ $16 Exp 3/14	60,679	144,000
2,800	Strike @ $18 Exp 6/14	344,294	285,600
515	Strike @ $19 Exp 6/14	46,233	36,565

	Hartford Financial Services
400	Strike @ $38 Exp 6/14	43,487	44,000
1,000	Strike @ $39 Exp 6/14	107,998	85,500

See accompanying Notes to Financial Statements.

60

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2013

Schedule of Investments – continued

Number of Contracts	Description	Premium Received	Market Value
	Huntington Bancshares
2,800	Strike @ $10 Exp 4/14	$ 47,505	$ 44,800
1,000	Strike @ $11 Exp 4/14	4,964	6,500
1,600	Strike @ $9 Exp 4/14	53,243	75,200

	Huntsman
700	Strike @ $23 Exp 5/14	87,848	161,000
425	Strike @ $24 Exp 5/14	54,026	72,250
75	Strike @ $25 Exp 5/14	6,972	10,125

	Intel
1,800	Strike @ $28 Exp 7/14	66,963	81,000
1,000	Strike @ $29 Exp 7/14	27,964	31,000

	Kohl’s
651	Strike @ $52.50 Exp 4/14	172,837	390,600
441	Strike @ $57.50 Exp 4/14	49,356	136,710

	Microsoft
1,100	Strike @ $33 Exp 4/14	184,374	368,500
500	Strike @ $36 Exp 5/14	79,981	108,000
350	Strike @ $37 Exp 7/14	42,796	61,600

	Nokia OYJ
1,163	Strike @ $6 Exp 4/14	36,418	209,340
3,000	Strike @ $8 Exp 4/14	72,972	183,000

	Occidental Petroleum
50	Strike @ $90 Exp 1/14	9,650	39,250
50	Strike @ $95 Exp 1/14	9,500	22,250
150	Strike @ $100 Exp 2/14	23,450	45,000
20	Strike @ $95 Exp 2/14	3,660	9,600

	Peabody Energy
100	Strike @ $21 Exp 3./14	10,199	13,000
150	Strike @ $22 Exp 3/14	10,619	17,250
300	Strike @ $23 Exp 3/14	25,609	19,650
1,300	Strike @ $25 Exp 6/14	93,473	96,200

	PPL
400	Strike @ $31 Exp 1/14	21,585	20,400
597	Strike @ $32 Exp 4/14	20,456	29,850
503	Strike @ $33 Exp 4/14	12,052	10,060

	Public Service Enterprise Group
1,800	Strike @ $35 Exp 3/14	175,897	108,000

	Quest Diagnostics
300	Strike @ $65 Exp 2/14	45,407	33,000

	Seagate Technology
600	Strike @ $43 Exp 3/14	177,274	420,000
300	Strike @ $44 Exp 3/14	105,887	189,750
50	Strike @ $46 Exp 3/14	14,182	25,250

	Staples
1,600	Strike @ $16 Exp 6/14	233,651	236,800
400	Strike @ $18 Exp 6/14	29,985	30,400
1,500	Strike @ $19 Exp 6/14	70,445	72,000
1,500	Strike @ $20 Exp 6/14	48,398	48,000

	SunTrust Banks
500	Strike @ $30 Exp 1/14	72,480	210,000

	Transocean
50	Strike @ $62.50 Exp 1/14	5,398	225
100	Strike @ $50 Exp 2/14	16,796	11,700
100	Strike @ $55 Exp 5/14	10,296	6,900

	Total Written Call Options	$4,160,902	$6,521,330

See accompanying Notes to Financial Statements.

61

Aston Funds

ASTON/River Road Long-Short Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Matthew W. Moran, CFA & Daniel R. Johnson, CFA, CPA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	In the last 12 months, the Russell 3000 has returned +28.99%. The Class N Shares of the Fund returned +18.14%, capturing 70% of the market’s return with only 51% net exposure to the market over the same time period. Strong stock selection results in the long portfolio overcame weaker results in the short portfolio. The long portfolio returned +40.79% (outperforming the benchmark by 1,180 bps) and the short portfolio returned +31.36% (underperforming the benchmark by 237 bps).

Q.	What were the best performing holdings for the Fund during the period?

A.	The holdings with the largest positive contribution to total return during the period were Viacom Inc., DIRECTV, and Harris Teeter Supermarkets Inc. Viacom is a leading entertainment company that owns six of the top 25 cable networks based on subscribers. Strong results from its Nickelodeon franchise improved free cash flows and supported increasing share buybacks. DIRECTV is the world’s largest pay-TV company with a stable U.S. business and a rapidly growing Latin American segment. DIRECTV continues to maintain its U.S. subscriber base while investing for growth in Latin America and using its free cash flow to repurchase shares. Harris Teeter Supermarkets is an upscale grocery store that operates primarily in North Carolina. The company has been busy over the last few years – it sold its industrial thread business, changed its name from Ruddick Corp. to Harris Teeter Supermarkets Inc., and sold out in 2013.

Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to the Fund’s total return were a long position in Pan American Silver Corp. and a short position in Saks Inc. Pan American Silver is the fifth largest producer of silver in the world with a geographically diverse asset base and a long reserve life of 15 years. The stock declined along with falling precious metals prices and we eliminated the position due to our unrealized loss discipline. Saks is a luxury retailer that generates more than 20% of its sales from its New York City flagship store. Historically, the Saks brand has not resonated nationally, which has limited both growth prospects and leverage opportunities. We eliminated the position as it hit our stop-loss price after announcing it had hired Goldman Sachs to explore “strategic alternatives”.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The Fund was below the low end of its normal net market exposure range (50 - 70%) at 43% at the end of October. Our proactive discount-to-Absolute-Value indicator was flashing extremely overvalued and the portfolio was positioned conservatively.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	18.14%
Since Inception	9.97%

Inception Date 05/04/11

Total Return - Class I

Cumulative Since Inception	9.85%

Inception Date 03/04/13

Short sales may involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than that at which it was previously sold short. Losses incurred on a short sale result from increases in the values of the securities, thus losses on a short sale are theoretically unlimited.

Value investing often involves buying the stocks of companies that are currently out-of-favor that may decline further. Investing in exchange-traded and closed-end funds subjects the Fund to the additional risk that shares of the underlying fund may trade at a premium or discount to their net asset value.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratio for the Class N and Class I Shares is 5.08% and 4.83% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

62

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 72.17%

	Consumer Discretionary – 25.88%
99,414	Abercrombie & Fitch, Class A (a)	$3,726,036
40,661	Ascent Capital Group, Class A * (a)	3,432,601
67,401	Coach (a)	3,415,883
139,163	Comcast, Class A (a)	6,621,376
70,026	DIRECTV * (a)	4,375,925
130,826	General Motors * (a)	4,834,021
154,838	International Speedway, Class A (a)	5,064,751
207,565	News, Class A * (a)	3,653,144
181,287	Quebecor, Class A (a)	4,482,404
53,052	Tribune, Class A * (a)	3,551,831
41,572	Viacom, Class B (a)	3,462,532

		46,620,504

	Consumer Staples – 8.38%
95,314	Dr Pepper Snapple Group (a)	4,513,118
96,253	Molson Coors Brewing, Class B (a)	5,197,662
74,399	Nestle, SP ADR (Switzerland) (a)	5,387,232

		15,098,012

	Energy – 8.37%
81,381	BP, SP ADR (a)	3,784,217
67,487	Devon Energy (a)	4,266,528
46,002	Occidental Petroleum (a)	4,419,872
68,353	World Fuel Services (a)	2,607,667

		15,078,284

	Financials – 5.88%
115,351	Loews (a)	5,572,607
8,587	White Mountains Insurance Group (Bermuda) (a)	5,015,409

		10,588,016

Shares		Market Value

	Healthcare – 1.98%
57,047	Express Scripts * (a)	$3,566,578

	Industrials – 9.11%
146,303	ADT (a)	6,345,161
74,455	Expeditors International of Washington (a)	3,372,067
27,131	FedEx (a)	3,554,161
117,634	Spirit AeroSystems Holdings, Class A * (a)	3,139,651

		16,411,040

	Information Technology – 7.32%
98,788	Microsoft (a)	3,492,156
158,088	Oracle (a)	5,295,948
63,426	QUALCOMM (a)	4,406,204

		13,194,308

	Telecommunication Services – 2.80%
111,012	Rogers Communications, Class B (Canada) (a)	5,041,055

	Utilities – 2.45%
61,738	National Fuel Gas (a)	4,417,354

	Total Common Stocks (Cost $122,619,952)	130,015,151

INVESTMENT COMPANY – 27.98%

50,400,509	BlackRock Liquidity Funds TempCash Portfolio	50,400,509

	Total Investment Company (Cost $50,400,509)	50,400,509

Total Investments – 100.15% (Cost $173,020,461)**		180,415,660

$50,291,334 in cash and $55,280,742 in securities was segregated or on deposit with a prime broker to cover short sales as of October 31, 2013 and are included in “Net Other Assets and Liabilities”.

SHORT SALES – (29.25)%

COMMON STOCKS – (27.20)%

	Consumer Discretionary – (7.39)%
(33,436)	Dick’s Sporting Goods	(1,779,131)
(37,782)	Finish Line, Class A	(946,062)
(27,797)	Garmin (Switzerland)	(1,299,511)
(49,681)	Hyatt Hotels Corp, Class A *	(2,364,816)
(38,889)	Leggett & Platt	(1,156,559)
(17,903)	Life Time Fitness *	(813,154)
(27,830)	Mattress Firm Holding *	(836,570)
(30,418)	Monro Muffler Brake	(1,399,228)
(74,614)	PulteGroup	(1,316,937)
(29,748)	Vitamin Shoppe *	(1,395,479)

		(13,307,447)

See accompanying Notes to Financial Statements.

63

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	Consumer Staples – (1.23)%
(113,246)	Dean Foods *	$(2,208,297)

		(2,208,297)

	Financials – (3.89)%
(49,792)	Amtrust Financial Services	(1,910,021)
(44,569)	CBL & Associates Properties, REIT	(882,912)
(74,776)	Equity One, REIT	(1,802,849)
(25,865)	Mercury General	(1,204,274)
(13,154)	Toronto-Dominion Bank (Canada)	(1,206,485)

		(7,006,541)

	Industrials – (3.76)%
(147,164)	ACCO Brands *	(860,909)
(16,153)	Caterpillar	(1,346,514)
(33,773)	Tetra Tech *	(882,488)
(78,230)	United Continental Holdings *	(2,655,909)
(37,794)	USG *	(1,032,154)

		(6,777,974)

	Information Technology – (2.45)%
(34,986)	Ezchip Semiconductor *	(906,137)
(105,647)	Global Cash Access Holdings *	(876,870)
(52,216)	RealPage *	(1,280,858)
(27,899)	Zebra Technologies, Class A *	(1,347,801)

		(4,411,666)

	Materials – (2.16)%
(92,724)	Alcoa	(859,551)
(54,749)	Cliffs Natural Resources	(1,405,954)
(60,869)	Teck Resources, Class B	(1,627,637)

		(3,893,142)

	Telecommunication Services – (2.74)%
(79,475)	CenturyLink	(2,691,024)
(72,113)	Consolidated Communications Holdings	(1,343,465)
(203,912)	Frontier Communications	(899,252)

		(4,933,741)

	Utilities – (3.58)%
(19,967)	DTE Energy	(1,380,518)
(51,670)	Otter Tail	(1,541,316)
(29,428)	South Jersey Industries	(1,752,437)
(46,213)	UIL Holdings	(1,780,124)

		(6,454,395)

	Total Common Stocks (Cost $47,325,268)	(48,993,203)

EXCHANGE TRADED FUNDS – (2.05)%

(96,390)	United States Natural Gas Fund LP *	(1,712,850)
(57,173)	United States Oil Fund LP *	(1,983,331)

	Total Exchange Traded Funds (Cost $3,974,865)	(3,696,181)

Total Short Sales – (29.25)% (Proceeds $51,300,133)		(52,689,384)

Net Other Assets and Liabilities – 29.10%		52,414,883

Net Assets – 100.00%		$180,141,159

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $173,306,843.

Gross unrealized appreciation	$7,437,882
Gross unrealized depreciation	(329,065)

Net unrealized appreciation	$7,108,817

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

64

Aston Funds

ASTON/Barings International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

David Bertocchi, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	There were three main factors which impacted Fund performance and returns relative to the benchmark during the last 12 months. First, our gold mining names significantly underperformed the market, on the back of falling precious metals prices, increased costs, and political instability in some of the geographies in which they operate. Second, our overweight position to global emerging markets produced a drag on relative performance, as emerging markets underperformed developed markets, particularly during the first three quarters of 2013. And finally, the strong performance of peripheral European banks (an area the portfolio is underweight), particularly in the third quarter of 2013, weighed on performance relative to benchmark.

Our overweight position to Japan was beneficial to the portfolio, particularly during the first quarter of 2013.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our holding in WPP, a global advertising company, performed well during the period. The company is a leader in online advertising techniques, and benefitted from the shift towards online advertising. Our holding in Resolution, a UK-listed financial services company, also delivered strong performance during the year. The company had specialized in buying closed books of insurance business, but now it is increasingly focused on a number of interesting growth areas in the markets in which it operates. In the Technology sector, our holding in ASML, a Dutch-listed manufacturer of lithography equipment which it supplies to the semiconductor industry, performed very strongly. The company occupies a dominant market position, orders for its products remain strong, and it is making progress towards a novel tool that utilizes ultraviolet light.
Q.	What were the weakest performing holdings?

A.	The weakest performing holdings in the portfolio were our gold mining positions of Fresnillo, Randgold Resources, and Newcrest Mining. A fall in the price of precious metals, coupled with a general increase in the costs of mining (both operating and capital expenditure), led to a share price decrease in these names. Our holding in Israel Chemical, an Israeli-listed producer of potash, performed poorly during the period, and particularly in the third quarter of 2013. The volume maximization strategy of a competitor looks to have disrupted the market for potash, and could cause the price of potash to fall in the future. This has negatively impacted the share prices of all listed potash producers in developed equity markets.

Q.	How was the Fund positioned as of October 31, 2013?

A.	The Fund has an overweight position in global emerging markets. The underperformance of emerging markets over the first nine months of 2013 has led to some interesting investment opportunities, in our view. The Fund also has a small overweight position in Japanese equities. We remain underweight the continental European equity market, although to a smaller degree than earlier this year. We have added some names we believe will benefit not only from a potential improvement in the global economy, but from self-help and restructuring too. The Fund remains underweight in the Pacific, excluding Japan, region, especially Australia.

The Fund remains overweight in the Healthcare sector, where we are invested in a number of interesting opportunities. The Fund is underweight in the Consumer Staples sector. We believe that the sector contains a number of great companies with compelling growth prospects; however, we think that current share prices are too high, and reflect overly ambitious expectations for growth.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements, as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	16.64%
Since Inception	7.46%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	16.72%
Five Year	10.96%
Since Inception	-2.59%

Inception Date 11/02/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest Share Class, Class I, is being shown. Performance would have been lower for Class N Shares, due to higher fees and expenses.

65

Aston Funds

ASTON/Barings International Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 96.55%

	China – 0.66%
69,200	China Pacific Insurance Group	$249,916

	France – 9.13%
3,730	Air Liquide	507,962
19,911	AXA	497,430
5,072	BNP Paribas	375,591
5,556	Sanofi	592,481
10,358	Scor Se	366,146
15,619	SES	454,673
10,955	Total	673,281

		3,467,564

	Germany – 11.67%
4,334	Adidas	494,770
5,875	Bayer	730,197
4,659	Bayerische Motoren Werke	528,456
5,789	Daimler	475,061
8,960	Deutsche Boerse	674,576
4,172	Fresenius	542,268
1,913	Muenchener Rueckversicherungs-Gesellschaft	399,738
7,472	SAP	586,998

		4,432,064

	Hong Kong – 0.99%
73,800	AIA Group	374,569

	Italy – 0.75%
37,647	UniCredit	283,179

	Japan – 23.79%
8,200	Astellas Pharma	455,324
11,500	Denso	550,264

Shares		Market Value

	Japan (continued)
5,900	East Japan Railway	$510,617
3,000	FANUC	479,609
30,000	Hitachi Metals	402,726
72,000	Isuzu Motors	445,195
18,400	Japan Tobacco	664,294
10,400	KDDI	561,619
19,300	Komatsu	420,035
11,700	Kyocera	604,454
19,400	Mitsubishi	391,038
46,000	Mitsubishi Electric	502,898
73,800	Mitsubishi UFJ Financial Group	465,331
46,200	Rakuten	600,464
87,000	Sumitomo Mitsui Trust Holdings	426,462
8,400	Takeda Pharmaceutical	398,515
15,500	Tokio Marine Holdings	505,212
10,100	Toyota Motor	653,270

		9,037,327

	Mexico – 0.63%
15,410	Fresnillo	241,032

	Netherlands – 5.41%
4,537	ASML Holding NV	430,716
4,021	European Aeronautic Defence and Space NV	276,307
14,946	Koninklijke Philips NV	529,241
19,038	Royal Dutch Shell, Class A	634,979
4,997	Yandex NV, Class A *	184,189

		2,055,432

	Norway – 2.03%
18,374	Subsea 7	388,588
8,833	Yara International	381,331

		769,919

	Russia – 1.96%
12,584	Mobile TeleSystems, SP ADR	286,915
35,771	Sberbank of Russia, ADR	456,796

		743,711

	Singapore – 3.08%
30,000	DBS Group Holdings	404,283
580,000	Golden Agri-Resources	280,148
55,700	Keppel	486,512

		1,170,943

	South Korea – 1.20%
329	Samsung Electronics	454,381

	Sweden – 0.95%
24,563	Elekta AB, B Shares	362,377

	Switzerland – 8.22%
14,525	Credit Suisse Group	451,918
9,952	Julius Baer Group	489,072
2,382	Roche Holding	659,457

See accompanying Notes to Financial Statements.

66

Aston Funds

ASTON/Barings International Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	Switzerland (continued)
1,090	Syngenta	$440,277
22,450	UBS	434,476
2,346	Zurich Financial Services	648,715

		3,123,915

	Taiwan – 1.18%
24,400	Taiwan Semiconductor Manufacturing, SP ADR	449,204

	United Kingdom – 24.90%
27,399	Admiral Group	561,889
102,791	Barclays	434,456
20,397	BG Group	416,496
14,907	BHP Billiton	461,429
10,230	British American Tobacco	563,604
112,890	BT Group	682,405
25,239	Experian	513,950
89,781	GKN	529,614
22,574	GlaxoSmithKline	594,872
28,481	Prudential	584,078
2,168	Randgold Resources	161,296
6,403	Reckitt Benckiser Group	497,727
88,910	Resolution	509,507
32,524	Rolls-Royce Holdings	599,718
2,797,064	Rolls-Royce Holdings, C Shares * (a) (b)	4,485
11,825	SABMiller	616,970
11,687	Shire	515,512
20,198	Standard Chartered	485,624
34,122	WPP	724,929

		9,458,561

	Total Common Stocks (Cost $31,420,450)	36,674,094

INVESTMENT COMPANY – 2.53%

961,228	BlackRock Liquidity Funds TempCash Portfolio	961,228

	Total Investment Company (Cost $961,228)	961,228

Total Investments – 99.08% (Cost $32,381,678)**		37,635,322

Net Other Assets and Liabilities – 0.92%		349,098

Net Assets – 100.00%		$37,984,420

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $32,539,457.

Gross unrealized appreciation	$5,681,437
Gross unrealized depreciation	(585,572)

Net unrealized appreciation	$5,095,865

(a)	This security has been determined by the Subadviser to be an illiquid security. At October 31, 2013, this security amounted to $4,485 or 0.00 % of net assets.

(b)	Security with a total aggregate market value of $4,485 or 0.00% of the net assets was valued under the fair value procedures established by the Fund’s Board of Trustees.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

67

Aston Funds

ASTON/LMCG Emerging Markets Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013
Gordon Johnson, PhD, CFA; Shannon Ericson, CFA & Vikram Srimurthy, PhD, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Since inception, emerging markets have lagged U.S. and developed market equities. Concerns about slower economic growth versus developed markets combined with increased geo-political risks due to the civil war in Syria have created substantial uncertainty. Given this backdrop, the emerging market asset class continues to fluctuate between risk-on and risk off compared to developed markets which have been more consistently biased toward risk-on. When we look at the volatility of our stock selection factors as well as various risk factors, we found it was nearly 40% higher during the last several months among emerging markets than it was earlier in the year, making it a difficult environment for active stock selection.

Q.	What were the best performing holdings for the Fund during the period?

A.	In terms of individual holdings, the best performing holdings during the period were Wuxi Pharmaceuticals, KCC Corp. and LG Uplus Corp. All three stocks were up over 50% during the period on earnings-related news. Chinese healthcare company, Wuxi Pharmaceuticals, announced strong second quarter earnings and provided a positive outlook for the remainder of the year. Korean industrial, KCC Corp., also had a good quarter, surpassing Wall Street expectations. Finally, Korean telecom, LG Uplus Corp., was up on better than expected earnings due primarily to strong handset profits.

Q.	What were the weakest performing holdings?

A.	The biggest negative contributions from individual stocks came from not owning TenCent Holdings in China and Naspers, a South African company, which owns a stake in TenCent. TenCent’s benchmark weight has been steadily increasing as positive performance from the success of the company’s online social network, WeChat. We did not own the stock due to its poor ranking on our stock selection model primarily due to its high valuation and poor earnings quality. Holdings that most negatively impacted performance were Companhia de Saneamento Basico and Quality Houses Public. Companhia de Saneamento Basico, a Brazilian water company, was negatively impacted by news related to uncertainty over proposed tariffs and their impact on company earnings. Quality Houses Public, a Thai real estate company, announced earnings that were in line with expectations. Despite the report, the stock sold off likely due to its valuation which had become a bit less attractive versus peers following strong year-to-date performance.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We can’t predict whether emerging markets will rebound over the next twelve months. But, we are hopeful that the volatility in the equity markets will subside and corporate fundamentals will matter again. We believe that in the current market environment it is important to balance the portfolio against either an up or down market by having more equal exposures across all of our major factor components — Market Dynamics, Value and Quality. In addition, we believe it is particularly important, given the volatility in the market, to manage risk in the portfolio and ensure that we do not have any unintended risks or style bets.

We believe that as the emerging market asset class finds its new valuation level and market participants revise their expectations about the asset class, stock selection strategies will come to the forefront again and the strategy will add value versus the benchmark.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/13

Total Return - Class N

Cumulative Since Inception	-3.50%

Inception Date 03/28/13

Total Return - Class I

Cumulative Since Inception	-3.30%

Inception Date 03/28/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

68

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.53%

	Bermuda – 0.94%
2,598	VimpelCom, SP ADR	$37,385

	Brazil – 9.77%
3,476	Banco Bradesco, ADR	50,123
4,000	Braskem, Preference A *	35,497
519	Cia Brasileira de Distribuicao Grupo Pao de Acucar, SP ADR	26,167
2,100	Cia Paranaense de Energia, Preference B	29,285
4,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	29,908
5,000	Gerdau, Preference	39,438
1,079	Grupo BTG Pactual	14,435
4,700	Hypermarcas	41,016
9,800	JBS	35,216
10,300	Suzano Papel e Celulose, Preference A	41,748
3,145	Vale, SP ADR	46,043

		388,876

	Chile – 0.63%
1,521	Enersis, SP ADR	25,097

	China – 7.37%
42,000	Angang Steel, Class H *	25,461
146,000	Bank of China, Class H	68,358
30,000	China Communications Construction, Class H	24,494
52,000	China Construction Bank, Class H	40,377
3,082	Giant Interactive Group, ADR	27,276
30,000	Huaneng Power International, Class H	31,343
58,000	Industrial and Commercial Bank of China,
	Class H	40,622
1,210	WuXi PharmaTech Cayman, ADR *	35,393

		293,324

Shares		Market Value

	Hong Kong – 6.37%
6,000	China Mobile	$62,995
71,000	China Power International Development	27,840
44,000	China Resources Cement Holdings	29,454
20,000	COSCO Pacific	29,150
65,000	Geely Automobile Holdings	32,781
250,000	GOME Electrical Appliances Holding	38,695
13,000	Shimao Property Holdings	32,731

		253,646

	Hungary – 0.73%
425	MOL Hungarian Oil and Gas	29,085

	India – 3.55%
985	ICICI Bank, SP ADR	36,760
1,579	Reliance Industries, GDR	47,165
1,320	Sesa Sterlite, ADR	17,028
1,292	Tata Motors, SP ADR	40,465

		141,418

	Indonesia – 0.99%
93,000	Bank Negara Indonesia Persero Tbk	39,601

	Malaysia – 4.50%
12,800	AMMB Holdings	29,976
16,000	IJM	29,409
20,300	IOI	34,996
22,200	Malaysia Building Society	19,699
12,700	Tenaga Nasional	37,952
45,000	YTL Power International	27,095

		179,127

	Mexico – 2.51%
5,200	Fomento Economico Mexicano	48,603
6,200	Grupo Aeroportuario del Pacifico	32,285
6,100	Grupo Comercial Chedraui	19,010

		99,898

	Philippines – 1.49%
46,500	Alliance Global Group	28,356
14,960	Metropolitan Bank & Trust	30,813

		59,169

	Poland – 0.87%
2,458	Polski Koncern Naftowy Orlen	34,711

	Russia – 5.64%
6,986	Gazprom, SP ADR	65,179
604	Lukoil, SP ADR	39,544
4,850	Sberbank, SP ADR	61,935
1,695	Severstal, GDR	14,797
1,050	Tatneft, SP ADR	43,166

		224,621

	South Africa – 9.87%
2,260	African Rainbow Minerals	43,285
1,787	Imperial Holdings	37,970

See accompanying Notes to Financial Statements.

69

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2013

Schedule of Investments – continued

Shares		Market Value

	South Africa (continued)
2,531	Liberty Holdings	$31,263
5,117	Mediclinic International	38,561
2,271	Mondi	40,573
3,419	MTN Group	67,959
16,099	Netcare	39,964
591	Sasol	30,195
8,989	Steinhoff International Holdings *	34,752
2,492	Vodacom Group	28,547

		393,069

	South Korea – 18.09%
99	CJ CheilJedang	24,033
167	E-Mart	39,989
950	Hanwha	35,958
300	Hyundai Motor	71,553
69	KCC	27,678
691	Kia Motors	40,193
1,340	LG Display *	31,518
531	LG Electronics	34,040
2,620	LG Uplus *	30,010
940	Samsung Card	34,826
139	Samsung Electronics	191,973
1,180	Shinhan Financial Group	51,561
145	SK Holdings	26,314
1,710	SK Hynix *	51,506
137	SK Telecom	29,318

		720,470

	Taiwan – 9.99%
36,000	Advanced Semiconductor Engineering	35,351
73,000	Au Optronics *	24,176
5,000	Catcher Technology	29,102
10,000	Chong Hong Construction	32,812
65,000	Innolux *	25,775
52,000	King Yuan Electronics	36,195
20,000	Pegatron	27,843
5,000	President Chain Store	36,420
16,000	Taiwan Semiconductor Manufacturing	59,633
30,740	Uni-President Enterprises	58,593
75,000	United Microelectronics	31,782

		397,682

	Thailand – 4.29%
18,300	Bangchak Petroleum	19,549
5,700	PTT Exploration & Production	30,858
14,800	PTT Global Chemical	37,327
265,600	Quality Houses	25,941
6,700	Siam Commercial Bank Public, Foreign Registered	35,410
33,300	Thai Airways International	21,719

		170,804

	Turkey – 3.81%
19,881	Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	28,384
3,738	Tav Havalimanlari Holding	27,151

Shares		Market Value

	Turkey (continued)
8,339	Turk Hava Yollari	$32,666
5,409	Turkcell Iletisim Hizmetleri *	33,599
10,856	Turkiye Is Bankasi	29,801

		151,601

	United Kingdom – 1.12%
856	SABMiller	44,469

	Total Common Stocks (Cost $3,609,345)	3,684,053

EXCHANGE TRADED FUNDS – 7.09%

	United States – 7.09%
1,595	iPath MSCI India Index Fund *	89,256
2,550	iShares MSCI Emerging Markets Index Fund	108,273
3,490	iShares MSCI India	84,947

		282,476

	Total Exchange Traded Funds (Cost $267,453)	282,476

INVESTMENT COMPANY – 0.91%

36,164	BlackRock Liquidity Funds TempCash Portfolio	36,164

	Total Investment Company (Cost $36,164)	36,164

Total Investments – 100.53% (Cost $3,912,962)**		4,002,693

Net Other Assets and Liabilities – (0.53)%		(21,035)

Net Assets – 100.00%		$3,981,658

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,924,930.

Gross unrealized appreciation	$250,617
Gross unrealized depreciation	(172,854)

Net unrealized appreciation	$77,763

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

70

Aston Funds

ASTON/Harrison Street Real Estate Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

James H. Kammert, CFA & Reagan A. Pratt

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Real estate investment trusts (REITs), as represented by the FTSE/NAREIT All Equity REITs Total Return Index, largely kept pace with the broader equity markets and financial stocks from October 2012 through May 2013 delivering a cumulative total return of nearly 20%. However, REITs deteriorated sharply as the 10-year Treasury rates spiked by 100 basis points on the heels of the Federal Reserve’s murky comments regarding the direction and magnitude of prospective monetary policy. REITs reacted strongly and adversely to the rate spike, as is typically the case for REITs across shorter term horizons, erasing all of the gains by the end of August. By fiscal year-end, REITs have recovered a bit. Regrettably though, the market appears to be driven by headlines, and many market participants are ignoring the firming property fundamentals, constrained levels of new property supply, rising dividend payments and strong balance sheet metrics that characterize the REIT sector.

Q.	What were the best performing holdings for the Fund during the period?

A.	Apartment landlord Essex Property Trust, NYC office landlord SL Green Realty, as well as smaller capitalization industrial property owner Stag Industrial and healthcare property operator Sabra Healthcare were among the strongest positive contributors to performance. Strong property fundamentals aided Essex and SL Green among other factors. STAG and Sabra enjoyed solid portfolio metrics as well and accessed attractively priced capital to expand their respective portfolios, adding to overall per share cash flow growth and dividends. As is typical, positive performance contributors spanned the various property types.

Q.	What were the weakest performing holdings?

A.	Data center owner Digital Realty Trust was the largest detractor from performance. Despite continued sound operating and financial performance, some investor expectations (particularly among more technology oriented, non-REIT dedicated investors) were not met. In addition, poor communication by management regarding leasing trends fueled apprehension regarding potential slackening of data center space demand across corporate users. This apprehension has yet to be confirmed or denied, but the stock has severely underperformed. Document storage company Iron Mountain plunged alongside the REIT sector in May and compounded the fall due to the temporary suspension of Iron Mountain’s application for REIT conversion before the IRS. Despite numerous internal organizational and financial steps undertaken to convert to REIT election on January 1, 2014, the IRS unexpectedly questioned Iron Mountain’s suitability. Iron Mountain remains intent on converting to a REIT.

Q.	How was the Fund positioned as of October 31, 2013?

A.	Within the over-arching investment thesis of identifying relative value among the REITs and investing accordingly, it is notable that several large-cap REITs exhibit appealing relative value as well as above average dividend growth and prospective per share cash flow growth — auguring sustained heightened dividend growth. Given this circumstance, the Fund reflects a higher than typical exposure to several large-cap REITs (close to the 50% maximum proportion of the portfolio within our stated 30% to 50% portfolio construction rule/limitation). This large cap ‘tilt’ is not indicative of a macro theme/premise but rather a natural fall out of our modeling and relative value identification process. Also, as REITs have materially underperformed broader equities through October, the large-cap exposure may prove beneficial as fund flows return to REITs. Large cap names tend to capture a disproportionate share of that flow initially.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying properties and defaults by borrowers.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	9.30%
Five Year	15.30%
Ten Year	9.27%
Since Inception	8.69%

Inception Date 12/30/97

Average Annual Total Returns - Class I

One Year	9.58%
Five Year	15.55%
Since Inception	5.66%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I Shares are 2.36% and 2.11% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

71

Aston Funds

ASTON/Harrison Street Real Estate Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.86%

	Diversified – 21.22%
13,145	American Tower	$1,043,056
6,511	Digital Realty Trust	310,314
7,060	Rayonier	331,961
6,095	Vornado Realty Trust	542,821
21,800	Weyerhaeuser	662,720

		2,890,872

	Healthcare – 12.76%
10,716	Health Care, REIT	694,933
17,000	Healthcare Realty Trust	408,170
9,730	Ventas	634,785

		1,737,888

	Hotels – 6.40%
10,723	Chesapeake Lodging Trust	252,741
8,000	Hyatt Hotels, Class A *	380,800
7,918	Pebblebrook Hotel Trust	239,124

		872,665

	Industrial – 4.25%
10,145	Iron Mountain	269,248
14,790	STAG Industrial	309,259

		578,507

	Office Properties – 10.45%
4,761	Alexandria Real Estate Equities	313,178
19,056	BioMed Realty Trust	379,596
21,400	Brandywine Realty Trust	304,522
4,513	SL Green Realty	426,794

		1,424,090

Shares		Market Value

	Residential – 13.61%
7,500	Camden Property Trust	$481,500
2,942	Essex Property Trust	473,662
6,300	Mid-America Apartment Communities	418,320
19,405	UDR	481,438

		1,854,920

	Retail – 20.62%
3,380	Federal Realty Investment Trust	350,168
24,500	General Growth Properties	520,135
15,202	Ramco-Gershenson Properties Trust	247,185
23,550	Retail Opportunity Investments	348,540
8,694	Simon Property Group	1,343,658

		2,809,686

	Storage – 8.55%
7,900	Extra Space Storage	363,321
4,800	Public Storage	801,456

		1,164,777

	Total Common Stocks (Cost $13,260,022)	13,333,405

INVESTMENT COMPANY – 1.78%

242,270	BlackRock Liquidity Funds TempCash Portfolio	242,270

	Total Investment Company (Cost $242,270)	242,270

Total Investments – 99.64% (Cost $13,502,292)**		13,575,675

Net Other Assets and Liabilities – 0.36%		49,480

Net Assets – 100.00%		$13,625,155

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $13,606,284.

Gross unrealized appreciation	$420,211
Gross unrealized depreciation	(450,820)

Net unrealized depreciation	$(30,609)

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

72

Aston Funds

ASTON/Montag & Caldwell Balanced Fund

Portfolio Manager Commentary (unaudited)	October 31, 2013

Ronald E. Canakaris, CFA, CIC & Helen M. Donahue, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Class N Shares of the Fund gained 12.40% during the past year, with the equity returns trailing the S&P 500 Index, which rose 27.16%. The Fund benefited from stock selection in the Consumer Discretionary, Information Technology and Financial sectors and an underweight position to the Information Technology sector. The Fund lagged the benchmark due to an overweight position to the Consumer Staples sector, an underweight position to the Consumer Discretionary sector and its cash reserve. Adverse stock section in the Healthcare, Industrials and Energy sectors also detracted from performance relative to the benchmark. The fixed income returns lagged the Barclays Capital U.S. Government Credit Bond Index, as long maturity corporate bonds, which the Fund is underweight, significantly outperformed comparable maturity Treasury bonds. In addition, the Fund cannot own bonds rated less than A and lower quality BBB bonds, which comprise 16% of the Barclays Capital U.S. Government Credit Bond Index, and which outperformed during the period.

Q.	What were the best performing holdings for the Fund during the period?

A.	Biogen was the Fund’s top performing stock as the company launched Tecfidera, an oral therapy for the treatment of multiple sclerosis. Starbucks rose strongly during the period as the company delivered top- and bottom-line results that far surpassed peers within the restaurant industry. Johnson Controls surged as the company reported better than expected results driven by ongoing improvement in the global automotive business and benefits from cost restructuring actions taken by management earlier this year. Amerisource Bergen gained as the company is benefiting from increased scale and purchasing power as a result of its agreement with Walgreen/Alliance Boots. Nike rose as the company is benefiting from growing enthusiasm around its innovative new product cycle, which should allow double digit earnings growth in fiscal year 2014.
Q.	What were the weakest performing holdings?

A.	Express Scripts fell in the fourth quarter of 2012 and the position was eliminated in the first quarter of 2013 as benefits from the company’s merger with Medco were waning and earnings growth was expected to decelerate sharply. EMC was slightly negative during the period as investors became concerned that capital spending will be reduced on storage as it is shifted from on-premise capacity to infrastructure as a service by cloud providers, negatively impacting demand for EMC’s products. Allergan was unchanged during the period, which significantly lagged the gains in the Healthcare sector. The company experienced a delay in the clinical trials of an age-related macular degeneration product and the stock declined following the release of draft guidance from the FDA for generic Restasis bioequivalence. Coca-Cola and Philip Morris were up single digits during the period as both companies have had earnings impacted by a slow-down in emerging markets and adverse currency movements.

Q.	How was the Fund positioned as of October 31, 2013?

A.	We believe the high quality growth stocks held in the Fund are well positioned for the period ahead. They are reasonably valued, and in our opinion offer more assured earnings growth due to their global diversification and financial strength. We expect economic growth to continue to be more moderate than generally assumed as the developed world deleverages. The bond portion of the Fund is slightly shorter in duration than the Barclays Capital U.S. Government Credit Bond Index and is overweight high quality intermediate corporate bonds.

Note: S&P assigns a credit quality rating from AAA (highest quality) to D (lowest quality). Credit quality ratings refer to the underlying bonds in the Fund’s portfolio and not of the Fund itself.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/13

Average Annual Total Returns - Class N

One Year	12.40%
Five Year	10.25%
Ten Year	5.78%
Since Inception	7.70%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	12.53%
Five Year	10.41%
Ten Year	5.98%
Since Inception	4.06%

Inception Date 12/31/98

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for N class and I class are 1.56% and 1.31% respectively, as disclosed in the prospectus dated February 28, 2013. Please refer to the Financial Highlights section in this report for more information.

73

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2013

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 61.68%

	Consumer Discretionary – 10.40%
3,475	Bed Bath & Beyond *	$268,687
9,864	Johnson Controls	455,224
7,400	NIKE, Class B	560,624
262	Priceline.com *	276,103
895	Ralph Lauren	148,248
4,600	Starbucks	372,830
7,250	TJX	440,728

		2,522,444

	Consumer Staples – 15.41%
12,100	Coca-Cola	478,797
7,800	Colgate-Palmolive	504,894
2,300	Costco Wholesale	271,400
7,100	Estee Lauder, Class A	503,816
15,750	Mondelez International, Class A	529,830
5,820	PepsiCo	489,404
5,400	Philip Morris International	481,248
5,950	Procter & Gamble	480,463

		3,739,852

	Energy – 2.06%
5,200	Occidental Petroleum	499,616

	Financials – 5.27%
3,700	American Express	302,660
2,300	Franklin Resources	123,878
4,800	State Street	336,336
12,100	Wells Fargo	516,549

		1,279,423

	Healthcare – 11.58%
13,950	Abbott Laboratories	509,873
5,450	Allergan	493,825
5,650	AmerisourceBergen	369,115
1,896	Biogen Idec *	462,984

Shares		Market Value

	Healthcare (continued)
5,200	Gilead Sciences *	$369,148
5,700	Sanofi, ADR (France)	304,836
4,050	Stryker	299,133

		2,808,914

	Industrials – 3.98%
19,700	General Electric	514,958
4,600	United Parcel Service, Class B	451,904

		966,862

	Information Technology – 10.97%
1,950	Accenture, Class A (Ireland)	143,325
8,100	eBay *	426,951
4,200	EMC	101,094
1,200	F5 Networks *	97,812
746	Google, Class A *	768,813
15,800	Juniper Networks *	294,512
6,500	QUALCOMM	451,555
1,919	Visa, Class A	377,410

		2,661,472

	Materials – 2.01%
4,650	Monsanto	487,692

	Total Common Stocks (Cost $11,778,123)	14,966,275

Par Value

CORPORATE NOTES AND BONDS – 21.36%

	Consumer Staples – 4.42%
$300,000	Coca-Cola Senior Unsecured Notes 5.350%, 11/15/17	346,855
325,000	PepsiCo Senior Unsecured Notes 5.000%, 06/01/18	370,101
350,000	Wal-Mart Stores Senior Unsecured Notes 3.200%, 05/15/14	355,738

		1,072,694

	Energy – 0.40%
95,000	ConocoPhillips 4.750%, 02/01/14	95,990

	Financials – 7.04%
300,000	General Electric Capital Senior Unsecured Notes, MTN 4.375%, 09/16/20	327,084
300,000	Goldman Sachs Group Senior Unsecured Notes 3.625%, 02/07/16	316,799
350,000	JPMorgan Chase Senior Unsecured Notes 4.350%, 08/15/21	371,711

See accompanying Notes to Financial Statements.

74

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2013

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$350,000	U.S. Bancorp Subordinated Notes, MTN 2.950%, 07/15/22	$333,040
350,000	Wells Fargo Senior Unsecured Notes, MTN, Series 1 3.750%, 10/01/14	360,671

		1,709,305

	Healthcare – 2.87%
250,000	Johnson & Johnson Senior Unsecured Notes 5.950%, 08/15/37	308,240
375,000	Medtronic Senior Unsecured Notes 3.000%, 03/15/15	387,845

		696,085

	Industrials – 1.58%
375,000	United Parcel Service Senior Unsecured Notes 3.125%, 01/15/21	383,774

	Information Technology – 5.05%
300,000	Apple Senior Unsecured Notes 1.000%, 05/03/18	291,554
300,000	Cisco Systems Senior Unsecured Notes 5.500%, 02/22/16	332,945
300,000	Google Senior Unsecured Notes 3.625%, 05/19/21	318,312
300,000	Oracle Senior Unsecured Notes 2.500%, 10/15/22	281,678

		1,224,489

	Total Corporate Notes and Bonds (Cost $5,094,676)	5,182,337

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.98%

	Fannie Mae – 0.18%
12,476	7.500%, 02/01/35, Pool # 787557	14,516
2,985	7.500%, 04/01/35, Pool # 819231	3,211
24,635	6.000%, 11/01/35, Pool # 844078	26,981

		44,708

	Freddie Mac – 1.60%
12,678	5.500%, 12/01/20, Gold Pool # G11820	13,799
375,000	1.000%, 09/29/17	373,979

		387,778

Par Value		Market Value

	Government National Mortgage Association – 0.06%
$ 12,554	5.500%, 02/15/39, Pool # 698060	$13,758

	U.S. Treasury Bonds – 3.79%
300,000	5.375%, 02/15/31	385,523
400,000	3.500%, 02/15/39	396,875
150,000	3.125%, 11/15/41	136,770

		919,168

	U.S. Treasury Notes – 8.35%
325,000	4.000%, 02/15/15	340,894
275,000	0.250%, 02/15/15	275,193
300,000	4.500%, 02/15/16	328,289
325,000	2.625%, 04/30/16	342,723
325,000	4.625%, 02/15/17	366,184
375,000	2.125%, 08/15/21	374,326

		2,027,609

	Total U.S. Government and Agency Obligations (Cost $3,362,688)	3,393,021

Shares

INVESTMENT COMPANY – 2.97%

721,029	BlackRock Liquidity Funds TempCash Portfolio	721,029

	Total Investment Company (Cost $721,029)	721,029

Total Investments – 99.99% (Cost $20,956,516)**		24,262,662

Net Other Assets and Liabilities – 0.01%		1,711

Net Assets – 100.00%		$24,264,373

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $21,264,058.

Gross unrealized appreciation	$3,424,790
Gross unrealized depreciation	(426,186)

Net unrealized appreciation	$2,998,604

ADR	American Depositary Receipt
MTN	Medium Term Note

Portfolio Composition
Common Stocks	62%
Investment Company	3%
U.S. Government and Agency Obligations	14%
Corporate Notes and Bonds (Moody’s Ratings Unaudited)
AAA	1%
AA	8%
A	12%

100%

See accompanying Notes to Financial Statements.

75

Aston Funds

October 31, 2013

Statements of Assets and Liabilities

	Montag & Caldwell Growth Fund	TAMRO Diversified Equity Fund

ASSETS:
Investments:
Investments at cost	$4,207,049,808	$45,990,275
Net unrealized appreciation	1,029,974,109	10,047,297

Total investments at value	5,237,023,917	56,037,572
Cash	—	—
Receivables:
Dividends and interest	3,518,774	13,229
Dividend reclaims	—	—
Fund shares sold	5,827,857	18,371
Investments sold	9,195,158	838,816
Other assets	20,397	120

Total assets	5,255,586,103	56,908,108

LIABILITIES:
Payables:
Dividend distribution	—	—
Investments purchased	5,105,850	979,934
Fund shares redeemed	10,542,687	177,083
Due to Adviser, net (Note G)	2,742,241	36,064
Administration fees (Note G)	202,107	4,758
Distribution fees (Note G)	120,965	1,477
Audit and tax fees	20,869	11,630
Transfer agent fees	821,152	10,837
Registration fees	37,307	6,956
Accrued expenses and other payables	196,249	2,342

Total liabilities	19,789,427	1,231,081

NET ASSETS	$5,235,796,676	$55,677,027

NET ASSETS CONSIST OF:
Paid in capital	$3,840,418,223	$44,026,270
Accumulated undistributed (distribution in excess of) net investment income (loss)	29,594,965	14,401
Accumulated net realized gain (loss) on investments	335,809,379	1,589,059
Net unrealized appreciation on investments	1,029,974,109	10,047,297

TOTAL NET ASSETS	$5,235,796,676	$55,677,027

Class N:
Net Assets	$2,190,073,885	$26,796,825
Shares of beneficial interest outstanding (unlimited authorization)	76,364,383	1,599,474
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$28.68	$16.75

Class I:
Net Assets	$3,035,623,327	$28,880,202
Shares of beneficial interest outstanding (unlimited authorization)	105,159,548	1,720,800
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$28.87	$16.78

Class R:
Net Assets	$10,099,464	$—
Shares of beneficial interest outstanding (unlimited authorization)	356,451	—
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$28.33	$—

See accompanying Notes to Financial Statements.

76

Aston Funds

Herndon Large Cap Value Fund	Cornerstone Large Cap Value Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$107,498,270	$55,578,343	$974,998,361	$80,516,573	$3,713,505,748	$9,749,180	$38,409,369
15,641,275	6,842,854	252,182,559	9,225,229	1,352,423,044	1,766,296	2,143,056

123,139,545	62,421,197	1,227,180,920	89,741,802	5,065,928,792	11,515,476	40,552,425
—	—	—	103,743	—	—	—

76,176	41,333	2,233,257	144,987	1,644,256	1,667	1,870
—	851	9,544	—	—	—	—
208,764	538,894	751,024	108,892	10,864,215	—	—
1,782,980	437,909	1,577,024	28,308	25,683,488	25,740	944,946
290	130	4,316	89	15,058	44	11,889

125,207,755	63,440,314	1,231,756,085	90,127,821	5,104,135,809	11,542,927	41,511,130

—	—	300,814	7,514	—	—	—
2,425,444	714,552	373,898	103,743	201,123,002	112,763	882,570
238,016	2,873	1,058,034	33,492	6,342,125	—	17,351
103,676	29,611	710,215	69,103	2,889,269	4,576	24,865
7,125	4,677	49,337	5,996	190,308	3,016	4,114
2,308	1,311	24,628	199	130,476	624	1,775
11,762	13,958	14,407	13,958	20,869	11,630	14,980
12,057	10,829	191,830	8,089	908,679	3,154	12,063
8,016	7,179	13,926	9,052	44,692	3,044	9,303
4,270	6,946	30,471	3,013	238,329	1,933	3,469

2,812,674	791,936	2,767,560	254,159	211,887,749	140,740	970,490

$122,395,081	$62,648,378	$1,228,988,525	$89,873,662	$4,892,248,060	$11,402,187	$40,540,640

$104,518,678	$80,340,453	$903,055,325	$79,611,737	$3,081,282,019	$7,979,942	$34,577,863
655,279	194,302	(30,952)	20,099	1,616,865	—	9,496
1,579,849	(24,729,231)	73,781,593	1,016,597	456,926,132	1,655,949	3,810,225
15,641,275	6,842,854	252,182,559	9,225,229	1,352,423,044	1,766,296	2,143,056

$122,395,081	$62,648,378	$1,228,988,525	$89,873,662	$4,892,248,060	$11,402,187	$40,540,640

$41,860,798	$23,913,348	$449,129,765	$3,633,974	$2,370,431,946	$11,402,187	$32,044,831
3,024,141	1,739,815	32,096,979	281,925	52,210,680	892,629	2,178,779

$13.84	$13.74	$13.99	$12.89	$45.40	$12.77	$14.71

$80,534,283	$38,735,030	$779,858,760	$86,239,688	$2,521,816,114	$—	$8,495,809
5,806,098	2,811,555	55,765,471	6,689,289	54,700,041	—	573,801

$13.87	$13.78	$13.98	$12.89	$46.10	$—	$14.81

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

77

Aston Funds

October 31, 2013

Statements of Assets and Liabilities – continued

	Silvercrest Small Cap Fund	TAMRO Small Cap Fund

ASSETS:
Investments:
Investments at cost	$28,387,050	$967,704,752
Affiliated Investment at cost	—	—
Net unrealized appreciation (depreciation)	4,520,992	359,622,553

Total investments at value	32,908,042	1,327,327,305
Receivables:
Dividends and interest	4,977	402,933
Fund shares sold	686	1,701,282
Investments sold	636,692	25,397,448
Other assets	41	4,824

Total assets	33,550,438	1,354,833,792

LIABILITIES:
Payables:
Due to custodian	223,896	—
Dividend distribution	—	—
Investments purchased	—	25,122,306
Fund shares redeemed	558	2,446,615
Due to Adviser, net (Note G)	10,789	1,004,314
Administration fees (Note G)	3,902	53,923
Distribution fees (Note G)	247	29,650
Audit and tax fees	11,630	14,090
Transfer agent fees	9,807	300,133
Registration fees	19,569	12,424
Accrued expenses and other payables	2,598	50,961
Call options written, at value (premiums received $4,160,902)	—	—

Total liabilities	282,996	29,034,416

NET ASSETS	$33,267,442	$1,325,799,376

NET ASSETS CONSIST OF:
Paid in capital	$27,536,660	$853,329,554
Accumulated undistributed (distribution in excess of) net investment income (loss)	(847)	(56,283)
Accumulated net realized gain (loss) on investments, purchased options, written options and capital gain distributions received	1,210,637	112,903,552
Net unrealized appreciation (depreciation) on investments, purchased options and written options	4,520,992	359,622,553

TOTAL NET ASSETS	$33,267,442	$1,325,799,376

Class N:
Net Assets	$4,048,658	$533,627,448
Shares of beneficial interest outstanding (unlimited authorization)	278,462	22,181,487
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$14.54	$24.06

Class I:
Net Assets	$29,218,784	$792,171,928
Shares of beneficial interest outstanding (unlimited authorization)	2,002,422	32,090,453
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$14.59	$24.69

See accompanying Notes to Financial Statements.

78

Aston Funds

River Road Select Value Fund	River Road Small Cap Value Fund	River Road Independent Value Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Lake Partners LASSO Alternatives Fund	Anchor Capital Enhanced Equity Fund

$179,950,282	$222,895,353	$700,005,546	$171,285,053	$47,974,712	$442,546,622	$158,631,366
—	—	—	4,500,000	—	—	—
37,924,175	84,705,844	27,021,692	(435,309)	2,931,965	27,883,247	8,663,065

217,874,457	307,601,197	727,027,238	175,349,744	50,906,677	470,429,869	167,294,431

—	12,215	70,433	1,384,960	560,030	253,285	178,738
23,800	1,677,493	3,321,759	224,357	6,369	1,126,843	689,727
538,548	2,963,071	98,613	367,325	4,023,760	—	1,000,151
774	1,377	20,515	907	320	1,422	780

218,437,579	312,255,353	730,538,558	177,327,293	55,497,156	471,811,419	169,163,827

—	—	—	—	868,528	—	17,662
—	—	—	71,262	9,281	—	—
733,008	1,979,781	2,912,088	239,042	—	204,577	2,451,403
127,769	292,538	1,393,441	479,773	36,546	216,447	229,211
182,186	232,550	603,320	58,209	22,684	400,075	92,595
11,143	14,761	29,921	24,382	9,169	20,352	9,400
1,048	3,140	18,693	3,631	1,507	2,992	5,558
13,958	13,958	11,630	15,552	15,552	13,179	13,179
34,020	100,265	161,436	27,508	10,848	61,875	25,337
6,575	10,834	17,864	7,841	7,438	16,688	17,159
9,370	10,355	34,304	14,229	2,943	12,441	19,069
—	—	—	—	—	—	6,521,330

1,119,077	2,658,182	5,182,697	941,429	984,496	948,626	9,401,903

$217,318,502	$309,597,171	$725,355,861	$176,385,864	$54,512,660	$470,862,793	$159,761,924

$149,287,482	$160,213,712	$678,353,433	$180,529,492	$56,220,011	$441,277,715	$154,371,368
(290,213)	(136,215)	(40,199)	(583,993)	209,053	210,610	141,432
30,397,058	64,813,830	20,020,935	(3,124,326)	(4,848,369)	1,491,221	(1,053,513)
37,924,175	84,705,844	27,021,692	(435,309)	2,931,965	27,883,247	6,302,637

$217,318,502	$309,597,171	$725,355,861	$176,385,864	$54,512,660	$470,862,793	$159,761,924

$19,098,969	$56,793,480	$339,087,585	$66,367,719	$45,771,131	$54,388,109	$101,662,849
1,857,430	3,330,626	29,551,875	6,231,583	4,291,217	4,077,280	10,828,888

$10.28	$17.05	$11.47	$10.65	$10.67	$13.34	$9.39

$198,219,533	$252,803,691	$386,268,276	$110,018,145	$8,741,529	$416,474,684	$58,099,075
19,097,135	14,761,043	33,467,374	10,330,270	819,504	31,116,354	6,182,558

$10.38	$17.13	$11.54	$10.65	$10.67	$13.38	$9.40

See accompanying Notes to Financial Statements.

79

Aston Funds

October 31, 2013

Statements of Assets and Liabilities – continued

	River Road Long-Short Fund	Barings International Fund

ASSETS:
Investments:
Investments at cost	$173,020,461	$32,381,678
Net unrealized appreciation	7,395,199	5,253,644

Total investments at value	180,415,660	37,635,322
Foreign currency (Cost $8,636 and $3,388, respectively)	—	—
Cash	282,402	—
Segregated Cash (Note B)	50,291,334	—
Receivables:
Dividends and interest	19,395	91,150
Dividend reclaims	—	95,910
Fund shares sold	1,397,949	—
Investments sold	8,567,385	292,159
Deferred offering costs (Note B-13)	—	—
Other assets	75	286

Total assets	240,974,200	38,114,827

LIABILITIES:
Payables:
Interest and dividends on securities sold short	71,709	—
Investments purchased	6,985,997	75,125
Fund shares redeemed	837,040	—
Due to Adviser, net (Note G)	155,652	11,812
Administration fees (Note G)	8,952	9,638
Distribution fees (Note G)	5,913	29
Audit and tax fees	13,311	13,958
Transfer agent fees	28,306	3,572
Registration fees	24,830	5,038
Offering costs (Note B-13)	—	—
Accrued expenses and other payables	11,947	11,235
Securities sold short, at value (proceeds $51,300,133)	52,689,384	—

Total liabilities	60,833,041	130,407

NET ASSETS	$180,141,159	$37,984,420

NET ASSETS CONSIST OF:
Paid in capital	$169,512,834	$29,485,895
Accumulated undistributed (distribution in excess of) net investment income (loss)	(27,513)	997,891
Accumulated net realized gain (loss) on investments, securities sold short and foreign currency transactions	4,649,890	2,244,757
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	6,005,948	5,255,877

TOTAL NET ASSETS	$180,141,159	$37,984,420

Class N:
Net Assets	$108,966,110	$477,201
Shares of beneficial interest outstanding (unlimited authorization)	9,063,042	61,122
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$12.02	$7.81

Class I:
Net Assets	$71,175,049	$37,507,219
Shares of beneficial interest outstanding (unlimited authorization)	5,909,050	4,794,159
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$12.05	$7.82

See accompanying Notes to Financial Statements.

80

Aston Funds

LMCG Emerging Markets Fund	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$3,912,962	$13,502,292	$20,956,516
89,731	73,383	3,306,146

4,002,693	13,575,675	24,262,662
8,643	3,383	—
—	—	319,572
—	—	—

3,458	6,277	80,896
—	2,271	—
—	142,558	8,697
25,475	—	26,015
29,147	—	—
3	51	147

4,069,419	13,730,215	24,697,989

—	—	—
16,436	—	319,572
—	67,297	55,697
8,637	5,651	19,612
6,190	2,873	4,271
37	727	492
14,962	12,085	15,552
2,020	4,918	4,869
5,286	9,695	12,138
28,737	—	—
5,456	1,814	1,413
—	—	—

87,761	105,060	433,616

$3,981,658	$13,625,155	$24,264,373

$4,083,121	$25,658,268	$20,500,968
40,296	147,489	(229,961)
(231,272)	(12,253,968)	687,220
89,513	73,366	3,306,146

$3,981,658	$13,625,155	$24,264,373

$674,586	$13,092,898	$22,425,240
69,890	1,159,909	941,663

$9.65	$11.29	$23.81

$3,307,072	$532,257	$1,839,133
341,891	47,367	77,407

$9.67	$11.24	$23.76

See accompanying Notes to Financial Statements.

81

Aston Funds

For the Year Ended October 31, 2013

Statements of Operations

	Montag & Caldwell Growth Fund	TAMRO Diversified Equity Fund

INVESTMENT INCOME:
Dividends	$93,027,292	$484,497
Less: foreign taxes withheld	(1,377,900)	(1,249)

Total investment income	91,649,392	483,248

EXPENSES:
Investment advisory fees (Note G)	30,285,020	303,963
Distribution expenses (Note G)(a)	5,282,384	61,302
Transfer agent fees	3,866,966	60,315
Administration fees (Note G)	2,138,413	32,957
Registration expenses	117,299	29,417
Custodian fees	122,690	3,847
Audit and tax fees	29,550	16,850
Legal fees	103,757	737
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	372,045	2,782
Trustees fees and related expenses (Note G)	285,611	2,038
Other expenses	217,246	6,207

Total expenses before waivers/reimbursements	42,820,981	520,415

Less: Investment advisory fees waived (Note G)	—	(98,160)
Plus: Expenses recouped (Note G)	—	—

Net expenses	42,820,981	422,255

NET INVESTMENT INCOME (LOSS)	48,828,411	60,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	355,430,426	1,715,984
Net change in unrealized appreciation (depreciation) of investments	562,807,119	5,679,740

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	918,237,545	7,395,724

NET INCREASE IN NET ASSETS FROM OPERATIONS	$967,065,956	$7,456,717

(a)	Distribution expense is incurred at the Class N level for all funds except Montag & Caldwell Growth Fund. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $5,233,548 and $48,836, respectively.
(b)	Change in unrealized appreciation does not include unrealized depreciation of $(45,176) of the merged fund in connection with the Reorganization (Note J).

See accompanying Notes to Financial Statements.

82

Aston Funds

Herndon Large Cap Value Fund	Cornerstone Large Cap Value Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$2,209,436	$855,195	$36,881,968	$1,476,224	$59,417,133	$82,378	$314,984
(1,154)	(23,496)	(137,188)	(7,111)	(9,758)	(263)	—

2,208,282	831,699	36,744,780	1,469,113	59,407,375	82,115	314,984

705,132	331,250	7,397,487	336,356	27,440,028	104,268	229,872
80,111	57,326	969,723	5,425	4,848,213	30,667	47,454
56,150	57,797	752,530	43,249	3,207,424	20,156	48,267
54,938	33,405	485,951	38,130	1,737,315	21,368	26,771
34,039	32,241	51,529	34,951	120,809	17,126	35,196
10,051	20,274	31,612	20,911	105,337	10,013	14,531
17,100	20,050	20,900	20,050	29,550	16,850	24,600
1,851	930	22,120	943	80,708	281	17,211
—	—	—	35,095	—	—	—
4,843	2,624	43,593	2,557	392,161	797	6,936
4,870	2,237	62,191	2,308	223,005	718	1,144
8,158	6,391	51,394	6,002	147,962	4,808	5,474

977,243	564,525	9,889,030	545,977	38,332,512	227,052	457,456

—	(72,432)	—	(36,018)	—	(73,717)	(157,143)
28,353	—	—	—	—	—	—

1,005,596	492,093	9,889,030	509,959	38,332,512	153,335	300,313

1,202,686	339,606	26,855,750	959,154	21,074,863	(71,220)	14,671

2,027,557	3,586,687	71,272,919	1,009,469	458,514,910	1,788,900	5,887,360
14,781,516	5,212,950	159,132,800	9,272,582	865,571,634	893,311	1,825,778	(b)

16,809,073	8,799,637	230,405,719	10,282,051	1,324,086,544	2,682,211	7,713,138

$18,011,759	$9,139,243	$257,261,469	$11,241,205	$1,345,161,407	$2,610,991	$7,727,809

See accompanying Notes to Financial Statements.

83

Aston Funds

For the Year Ended October 31, 2013

Statements of Operations – continued

	Silvercrest Small Cap Fund	TAMRO Small Cap Fund

INVESTMENT INCOME:
Dividends	$258,136	$13,251,768
Dividends from affiliated security	—	—
Less: foreign taxes withheld	—	(120,720)
Interest	—	—

Total investment income	258,136	13,131,048

EXPENSES:
Investment advisory fees (Note G)	179,070	10,245,165
Distribution expenses (Note G)	5,976	1,125,970
Transfer agent fees	38,893	942,965
Administration fees (Note G)	24,054	521,706
Registration expenses	32,551	51,964
Custodian fees	14,253	38,054
Audit and tax fees	16,950	20,300
Legal fees	2,030	23,157
Amortization of offering costs (Note B-13)	7,179	—
Reports to shareholder expense	1,150	93,864
Trustees fees and related expenses (Note G)	876	66,923
Other expenses	5,359	57,263

Total expenses before waivers/reimbursements	328,341	13,187,331

Less: Investment advisory fees waived (Note G)	(116,435)	—
Less: Earnings credit (Note I)	—	—
Plus: Expenses recouped (Note G)	—	—

Net expenses	211,906	13,187,331

NET INVESTMENT INCOME (LOSS)	46,230	(56,283)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,218,605	124,824,787 (a)
Net realized gain (loss) on purchased options	—	—
Net realized gain (loss) on written option transactions	—	—
Capital gain distributions received	—	—
Net change in unrealized appreciation (depreciation) on investments	4,409,811	169,676,168
Net change in unrealized appreciation (depreciation) on purchased options	—	—
Net change in unrealized appreciation (depreciation) on written options	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	5,628,416	294,500,955

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,674,646	$294,444,672

(a)	On January 15, 2013, TAMRO Small Cap Fund had a redemption-in-kind of securities in the amount of $51,794,423. The net realized gain on the transaction of $8,390,446 will not be realized by the Fund for tax purposes.

See accompanying Notes to Financial Statements.

84

Aston Funds

River Road Select Value Fund	River Road Small Cap Value Fund	River Road Independent Value Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Lake Partners LASSO Alternatives Fund	Anchor Capital Enhanced Equity Fund

$4,281,738	$7,516,894	$6,132,115	$6,485	$11,559	$5,349,708	$5,218,933
—	—	—	33,929	—	—	—
(21,370)	(31,070)	(200,872)	—	(169)	—	—
—	—	—	7,626,503	2,943,408	—	—

4,260,368	7,485,824	5,931,243	7,666,917	2,954,798	5,349,708	5,218,933

1,903,483	2,849,791	7,204,360	1,138,006	360,324	3,757,977	1,055,060
31,983	133,336	868,783	212,049	83,461	115,634	231,782
180,334	293,532	690,379	176,985	68,846	303,704	152,810
101,522	157,758	334,945	168,840	63,214	181,268	86,078
33,099	39,504	43,946	43,723	30,103	80,562	36,715
16,678	16,725	25,097	31,866	9,258	9,064	69,900
20,050	20,050	16,850	22,240	22,240	23,980	18,980
4,234	6,454	15,918	14,557	1,422	7,755	8,681
—	—	—	—	—	—	—
14,032	14,510	74,678	19,569	3,099	20,029	23,849
11,236	19,337	44,001	12,501	4,111	21,439	9,461
13,105	19,559	38,788	12,035	7,575	18,176	11,088

2,329,756	3,570,556	9,357,745	1,852,371	653,653	4,539,588	1,704,404

—	—	(59,855)	(212,638)	(118,148)	—	—
—	—	(77,099)	—	—	(1,803)	(139)
—	—	—	—	—	85,619	—

2,329,756	3,570,556	9,220,791	1,639,733	535,505	4,623,404	1,704,265

1,930,612	3,915,268	(3,289,548)	6,027,184	2,419,293	726,304	3,514,668

31,063,046	66,663,383	32,206,753	(2,244,975)	1,655,009	2,431,751	22,553,315
—	—	—	—	—	—	(10,206,234)
—	—	—	—	—	—	(13,133,167)
—	—	—	—	—	7,581,352	—
16,377,768	17,066,486	16,741,054	(5,562,851)	(4,215,928)	19,339,867	15,508,996
—	—	—	—	—	—	(354,613)
—	—	—	—	—	—	(478,809)

47,440,814	83,729,869	48,947,807	(7,807,826)	(2,560,919)	29,352,970	13,889,488

$49,371,426	$87,645,137	$45,658,259	$(1,780,642)	$(141,626)	$30,079,274	$17,404,156

See accompanying Notes to Financial Statements.

85

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For the Year Ended October 31, 2013

Statements of Operations – continued

	River Road Long-Short Fund	Barings International Fund

INVESTMENT INCOME:
Dividends	$502,429	$1,800,199
Less: foreign taxes withheld	(11,348)	(148,645)
Interest	—	—

Total investment income	491,081	1,651,554

EXPENSES:
Investment advisory fees (Note G)	685,328	563,044
Distribution expenses (Note G)	89,504	1,121
Transfer agent fees	70,605	42,502
Administration fees (Note G)	41,541	63,814
Registration expenses	47,240	29,949
Custodian fees	22,412	68,306
Audit and tax fees	18,230	20,050
Legal fees	902	1,427
Interest and dividend expense on securities sold-short	383,017	—
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	9,744	1,645
Trustees fees and related expenses (Note G)	2,239	3,639
Other expenses	6,563	7,367

Total expenses before waivers/reimbursements	1,377,325	802,864

Less: Investment advisory fees waived (Note G)	(76,699)	(154,242)
Less: Expenses reimbursed (Note G)	—	—

Net expenses	1,300,626	648,622

NET INVESTMENT INCOME (LOSS)	(809,545)	1,002,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	7,229,451	2,560,002
Net realized gain (loss) on securities sold short	(1,715,682)	—
Net realized gain (loss) on foreign currency transactions	92	(4,859)
Net change in unrealized appreciation (depreciation) on investments	7,320,581	4,145,650
Net change in unrealized appreciation (depreciation) on securities sold short	(1,357,185)	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currency	—	4,858

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	11,477,257	6,705,651

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$10,667,712	$7,708,583

(a)	The inception date for the LMCG Emerging Markets Fund is March 28, 2013.

See accompanying Notes to Financial Statements.

86

Aston Funds

LMCG Emerging Markets Fund(a)	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$75,561	$355,252	$345,677
(9,097)	(1,447)	(4,662)
—	—	240,567

66,464	353,805	581,582

22,414	122,463	203,906
963	29,822	25,407
14,066	37,764	44,268
17,106	20,535	31,669
8,866	29,256	28,899
21,252	5,088	3,986
20,300	17,710	22,240
145	224	655
—	—	—
43,226	—	—
75	2,099	1,878
99	717	1,710
1,670	5,250	5,572

150,182	270,928	370,190

(22,414)	(103,949)	(45,721)
(96,919)	—	—

30,849	166,979	324,469

35,615	186,826	257,113

(231,272)	1,055,517	2,639,428
—	—	—
(9,824)	173	—
89,731	(505,975)	325,469
—	—	—
(218)	22	—

(151,583)	549,737	2,964,897

$(115,968)	$736,563	$3,222,010

See accompanying Notes to Financial Statements.

87

Aston Funds

Statements of Changes in Net Assets

	Montag & Caldwell Growth Fund		TAMRO Diversified Equity Fund
	Years Ended October 31,		Years Ended October 31,
	2013	2012	2013	2012

NET ASSETS at Beginning of Period	$4,323,578,881	$3,441,019,426	$22,548,977	$24,353,652

Increase in net assets from operations:
Net investment income	48,828,411	27,731,344	60,993	830
Net realized gain (loss) on investments	355,430,426	287,451,677	1,715,984	(34,026)
Net change in unrealized appreciation (depreciation) on investments	562,807,119	78,274,829	5,679,740	2,549,855

Net increase in net assets from operations	967,065,956	393,457,850	7,456,717	2,516,659

Distributions to shareholders from:
Net investment income:
Class N	(16,441,713)	(8,653,266)	(44,731)	—
Class I	(26,011,984)	(13,404,436)	(2,691)	—
Class R	(54,774)	(23,730)	—	—
Net realized gain on investments:
Class N	(127,477,429)	(125,020,421)	(25,121)	(473,355)
Class I	(157,688,991)	(132,016,151)	(682)	—
Class R	(604,214)	(653,567)	—	—

Total distributions	(328,279,105)	(279,771,571)	(73,225)	(473,355)

Capital share transactions:
Proceeds from sales of shares:
Class N	404,653,774	441,340,857	4,026,762	2,735,793
Class I	843,422,410	1,079,995,284	30,561,715	584,348
Class R	2,159,268	2,438,971	—	—
Proceeds from reinvestment of distributions:
Class N	140,514,488	130,056,898	68,008	461,380
Class I	139,367,182	100,607,628	3,373	—
Class R	504,660	530,624	—	—
Cost of shares redeemed:
Class N	(539,421,701)	(404,459,339)	(4,531,450)	(7,598,556)
Class I	(715,137,195)	(578,526,415)	(4,383,850)	(30,944)
Class R	(2,631,942)	(3,111,332)	—	—

Net increase (decrease) from capital share transactions	273,430,944	768,873,176	25,744,558	(3,847,979)

Total increase (decrease) in net assets	912,217,795	882,559,455	33,128,050	(1,804,675)

NET ASSETS at End of Period	$5,235,796,676	$4,323,578,881	$55,677,027	$22,548,977

Undistributed net investment income	$29,594,965	$23,270,805	$14,401	$830

See accompanying Notes to Financial Statements.

88

Aston Funds

Herndon Large Cap Value Fund		Cornerstone Large Cap Value Fund		River Road Dividend All Cap Value Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2013	2012	2013	2012	2013	2012

$55,406,952	$17,969,968	$26,502,868	$24,756,738	$924,209,368	$620,152,985

1,202,686	698,262	339,606	240,995	26,855,750	23,469,901
2,027,557	930,577	3,586,687	1,056,316	71,272,919	35,184,296
14,781,516	984,335	5,212,950	1,197,003	159,132,800	38,094,587

18,011,759	2,613,174	9,139,243	2,494,314	257,261,469	96,748,784

(435,807)	(69,391)	(213,973)	(110,362)	(8,135,227)	(8,876,757)
(712,891)	(154,780)	(61,387)	(577)	(15,660,122)	(14,324,347)
—	—	—	—	—	—

(431,437)	(340,506)	—	—	(12,882,031)	(2,301,513)
(650,587)	(604,334)	—	—	(21,478,515)	(2,349,496)
—	—	—	—	—	—

(2,230,722)	(1,169,011)	(275,360)	(110,939)	(58,155,895)	(27,852,113)

21,511,589	19,089,187	6,812,232	5,930,111	65,379,486	113,881,567
42,373,328	26,894,024	31,748,633	5,334,807	198,076,860	274,730,584
—	—	—	—	—	—

867,244	409,897	205,857	106,566	20,850,811	11,027,472
959,131	759,114	60,827	577	26,813,238	11,799,898
—	—	—	—	—	—

(6,933,068)	(5,463,083)	(9,246,465)	(11,895,211)	(48,451,006)	(117,659,249)
(7,571,132)	(5,696,318)	(2,299,457)	(114,095)	(156,995,806)	(58,620,560)
—	—	—	—	—	—

51,207,092	35,992,821	27,281,627	(637,245)	105,673,583	235,159,712

66,988,129	37,436,984	36,145,510	1,746,130	304,779,157	304,056,383

$122,395,081	$55,406,952	$62,648,378	$26,502,868	$1,228,988,525	$924,209,368

$655,279	$601,291	$194,302	$130,056	$(30,952)	$132,637

See accompanying Notes to Financial Statements.

89

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Statements of Changes in Net Assets – continued

	River Road Dividend All Cap Value Fund II		Fairpointe Mid Cap Fund
	Year Ended October 31,	Period Ended October 31,	Years Ended October 31,
	2013	2012(a)	2013	2012

NET ASSETS at Beginning of Period	$10,419,240	$—	$3,025,731,632	$2,841,488,832

Increase in net assets from operations:
Net investment income (loss)	959,154	43,321	21,074,863	18,064,492
Net realized gain on investments	1,009,469	5,681	458,514,910	70,142,404
Net change in unrealized appreciation (depreciation) on investments	9,272,582	(47,353)	865,571,634	207,549,967

Net increase in net assets from operations	11,241,205	1,649	1,345,161,407	295,756,863

Distributions to shareholders from:
Net investment income:
Class N	(39,408)	(4,217)	(14,340,582)	(2,661,253)
Class I	(923,962)	(38,951)	(17,097,297)	(5,501,975)
Net realized gain on investments:
Class N	(484)	—	(34,919,881)	(10,321,076)
Class I	(6,506)	—	(32,705,189)	(8,446,694)

Total distributions	(970,360)	(43,168)	(99,062,949)	(26,930,998)

Capital share transactions:
Proceeds from sales of shares:
Class N	2,923,816	1,042,531	718,022,853	442,895,376
Class I	70,639,727	9,388,289	934,002,570	655,170,800
Proceeds from reinvestment of distributions:
Class N	39,064	3,909	47,067,455	12,395,039
Class I	826,079	36,423	34,143,433	9,858,507
Cost of shares redeemed:
Class N	(807,796)	(414)	(578,805,723)	(540,581,863)
Class I	(4,437,313)	(9,979)	(534,012,618)	(664,320,924	)(d)
Issued due to merger: (C)
Class N	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from capital share transactions	69,183,577	10,460,759	620,417,970	(84,583,065)

Total increase (decrease) in net assets	79,454,422	10,419,240	1,866,516,428	184,242,800

NET ASSETS at End of Period	$89,873,662	$10,419,240	$4,892,248,060	$3,025,731,632

Undistributed (distributions in excess of) net investment income (loss)	$20,099	$7,776	$1,616,865	$11,980,487

(a)	The inception date for the River Road Dividend All Cap Value Fund II is June 27, 2012.
(b)	The inception date for the Silvercrest Small Cap Fund is December 27, 2011.
(c)	See Note J in the Notes to Financial Statements.
(d)	Fairpointe Mid Cap Fund had a redemption-in-kind in the amount of $38,722,763 on January 13, 2012. The redemption was comprised of securities and cash in the amounts of $38,179,960 and $542,803, respectively.
(e)	LMCG Small Cap Growth Fund had a redemption-in-kind in the amount of $2,554,935 on September 25, 2012. The redemption was comprised of securities and cash in the amounts of $2,419,213 and $135,182, respectively.
(f)	Silvercrest Small Cap Fund had a redemption-in-kind in the amount of $2,608,977 on April 26, 2012. The redemption was comprised of securities and cash in the amount of $2,579,146 and $29,831, respectively.

See accompanying Notes to Financial Statements.

90

Aston Funds

Montag & Caldwell Mid Cap Growth Fund		LMCG Small Cap Growth Fund			Silvercrest Small Cap Fund
Years Ended October 31,		Years Ended October 31,			Year Ended October 31,	Period Ended October 31,
2013	2012	2013	2012		2013	2012(b)

$7,368,950	$4,507,024	$6,413,230	$7,961,781		$5,711,567	$—

(71,220)	(39,008)	14,671	(88,866)		46,230	16,120
1,788,900	426,097	5,887,360	793,830		1,218,605	226,287
893,311	(74,900)	1,825,778	504,009		4,409,811	111,181

2,610,991	312,189	7,727,809	1,208,973		5,674,646	353,588

—	—	—	—		(9,878)	—
—	—	—	—		(78,421)	—

(92,399)	—	(425,537)	—		(2,878)	—
—	—	(58,662)	—		(19,730)	—

(92,399)	—	(484,199)	—		(110,907)	—

6,618,730	3,071,452	5,855,202	1,039,380		4,010,938	706,680
—	—	6,748,727	297,740		20,994,880	7,290,194

81,176	—	425,537	—		12,756	—
—	—	58,662	—		98,151	—

(5,185,261)	(521,715)	(4,777,656)	(1,540,249)		(1,427,987)	(3,366)
—	—	(1,271,372)	(2,554,395	)(e)	(1,696,602)	(2,635,529	)(f)

—	—	18,799,852	—		—	—
—	—	1,044,848	—		—	—

1,514,645	2,549,737	26,883,800	(2,757,524)		21,992,136	5,357,979

4,033,237	2,861,926	34,127,410	(1,548,551)		27,555,875	5,711,567

$11,402,187	$7,368,950	$40,540,640	$6,413,230		$33,267,442	$5,711,567

$—	$(37,681)	$9,496	$(5,175)		$(847)	$35,727

See accompanying Notes to Financial Statements.

91

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Statements of Changes in Net Assets – continued

	TAMRO Small Cap Fund				River Road Select Value Fund
	Years Ended October 31,				Years Ended October 31,
	2013		2012		2013	2012

NET ASSETS at Beginning of Period	$1,024,788,083		$1,001,284,211		$162,779,864	$143,687,434

Increase (decrease) in net assets from operations:
Net investment income (loss)	(56,283)		(4,509,026)		1,930,612	454,084
Net realized gain (loss) on investments	124,824,787		104,050,686		31,063,046	10,079,561
Net change in unrealized appreciation (depreciation) on investments	169,676,168		6,000,858		16,377,768	7,191,158

Net increase (decrease) in net assets from operations	294,444,672		105,542,518		49,371,426	17,724,803

Distributions to shareholders from:
Net investment income:
Class N	—		—		(95,581)	—
Class I	—		—		(2,552,798)	—
Net realized gain on investments:
Class N	(36,352,900)		(37,105,939)		(391,684)	(2,638,084)
Class I	(59,453,402)		(60,086,992)		(8,873,103)	(26,691,130)

Total distributions	(95,806,302)		(97,192,931)		(11,913,166)	(29,329,214)

Capital share transactions:
Proceeds from sales of shares:
Class N	146,473,113		100,985,943		14,915,498	2,113,833
Class I	191,669,363	(a)	155,633,470		56,912,818	50,275,199
Proceeds from reinvestment of distributions:
Class N	35,759,291		36,431,124		459,196	2,564,966
Class I	43,230,709		41,999,122		10,087,922	23,172,373
Cost of shares redeemed:
Class N	(117,639,649)		(126,301,603)		(5,019,206)	(10,015,665)
Class I	(197,119,904	)(c)	(193,593,771	)(d)	(60,275,850)	(37,413,865)

Net increase (decrease) from capital share transactions	102,372,923		15,154,285		17,080,378	30,696,841

Total increase (decrease) in net assets	301,011,293		23,503,872		54,538,638	19,092,430

NET ASSETS at End of Period	$1,325,799,376		$1,024,788,083		$217,318,502	$162,779,864

Undistributed (distributions in excess of) net investment income (loss)	$(56,283)		$—		$(290,213)	$460,063

(a)	TAMRO Small Cap Fund had a subscription-in-kind in the amount of $2,677,538 on April 25, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,657,373, $19,712 and $453, respectively.
(b)	River Road Independent Value Fund had a subscription-in-kind in the amount of $597,548 on March 27, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $258,478, $338,808 and $262, respectively.
(c)	TAMRO Small Cap Fund had a redemption-in-kind in the amount of $52,573,290 on January 15, 2013. The redemption was comprised of securities and cash in the amount of $51,794,423 and $778,867, respectively.
(d)	TAMRO Small Cap Fund had redemptions-in-kind in the amounts of $40,667,980 on May 1, 2012 and $7,010,475 on June 27, 2012. The redemptions were comprised of securities and cash in the amounts of $39,335,174 and $6,762,586, respectively and $1,332,806 and $247,889, respectively.

See accompanying Notes to Financial Statements.

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Aston Funds

River Road Small Cap Value Fund		River Road Independent Value Fund		DoubleLine Core Plus Fixed Income Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2013	2012	2013	2012	2013	2012

$289,229,188	$337,488,064	$700,649,463	$391,700,125	$176,881,578	$27,143,189

3,915,268	1,258,684	(3,289,548)	(4,006,369)	6,027,184	2,987,256
66,663,383	21,254,625	32,206,753	36,018,328	(2,244,975)	1,032,232
17,066,486	11,176,504	16,741,054	10,854,961	(5,562,851)	4,872,717

87,645,137	33,689,813	45,658,259	42,866,920	(1,780,642)	8,892,205

(768,062)	—	—	—	(2,744,975)	(1,317,861)
(4,548,794)	—	—	—	(4,353,733)	(2,043,553)

(1,497,083)	—	(20,379,878)	(3,623,431)	(491,620)	(34,851)
(7,569,096)	—	(19,173,208)	(2,074,734)	(597,665)	(24,248)

(14,383,035)	—	(39,553,086)	(5,698,165)	(8,187,993)	(3,420,513)

8,370,448	11,250,505	134,123,913	202,967,411	53,008,348	71,060,094
61,492,823	47,334,504	133,619,629 (b)	276,507,471	60,045,064	103,044,113

2,244,845	—	20,310,806	3,615,800	3,178,568	1,344,828
12,089,609	—	18,660,298	2,024,439	4,306,487	1,929,366

(15,330,517)	(61,115,685)	(178,942,382)	(170,062,099)	(57,207,650)	(25,676,534)
(121,761,327)	(79,418,013)	(109,171,039)	(43,272,439)	(53,857,896)	(7,435,170)

(52,894,119)	(81,948,689)	18,601,225	271,780,583	9,472,921	144,266,697

20,367,983	(48,258,876)	24,706,398	308,949,338	(495,714)	149,738,389

$309,597,171	$289,229,188	$725,355,861	$700,649,463	$176,385,864	$176,881,578

$(136,215)	$1,294,664	$(40,199)	$(43,461)	$(583,993)	$(380,739)

See accompanying Notes to Financial Statements.

93

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Statements of Changes in Net Assets – continued

	TCH Fixed Income Fund		Lake Partners LASSO Alternatives Fund
	Years Ended October 31,		Years Ended October 31,
	2013	2012	2013	2012

NET ASSETS at Beginning of Period	$70,167,760	$72,769,324	$287,061,601	$207,625,322

Increase (decrease) in net assets from operations:
Net investment income (loss)	2,419,293	3,011,666	726,304	1,365,720
Net realized gain (loss) on investments, purchased options, written options, securities sold short, foreign currency transactions and capital gain distributions	1,655,009	1,541,463	10,013,103	1,557,869
Net change in unrealized appreciation (depreciation) on investments, purchased options, written options, securities sold short and translation of assets and liabilities denominated in foreign currency	(4,215,928)	2,125,017	19,339,867	10,167,273

Net increase (decrease) in net assets from operations	(141,626)	6,678,146	30,079,274	13,090,862

Distributions to shareholders from:
Net investment income:
Class N	(2,291,411)	(2,752,487)	(472,420)	(255,933)
Class I	(422,043)	(479,605)	(3,732,874)	(3,425,003)
Net realized gain on investments:
Class N	—	—	—	—
Class I	—	—	—	—

Total distributions	(2,713,454)	(3,232,092)	(4,205,294)	(3,680,936)

Capital share transactions:
Proceeds from sales of shares:
Class N	10,518,750	11,970,554	54,094,179	20,838,852
Class I	1,280,566	3,311,240	218,417,490	104,018,117
Proceeds from reinvestment of distributions:
Class N	2,192,348	2,642,277	452,219	254,528
Class I	381,111	384,209	3,236,441	1,747,717
Cost of shares redeemed:
Class N	(24,265,442)	(20,139,538)	(36,923,554)	(5,931,093)
Class I	(2,907,353)	(4,216,360)	(81,349,563)	(50,901,768)

Net increase (decrease) from capital share transactions	(12,800,020)	(6,047,618)	157,927,212	70,026,353

Total increase (decrease) in net assets	(15,655,100)	(2,601,564)	183,801,192	79,436,279

NET ASSETS at End of Period	$54,512,660	$70,167,760	$470,862,793	$287,061,601

Undistributed (distributions in excess of) net investment income (loss)	$209,053	$257,283	$210,610	$781,026

See accompanying Notes to Financial Statements.

94

Aston Funds

Anchor Capital Enhanced Equity Fund		River Road Long-Short Fund		Barings International Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2013	2012	2013	2012	2013	2012

$177,809,320	$113,205,174	$7,506,387	$4,593,930	$62,083,656	$52,782,652

3,514,668	2,759,375	(809,545)	(98,537)	1,002,932	1,043,951
(786,086)	2,854,278	5,513,861	613,267	2,555,143	883,136
14,675,574	(1,004,621)	5,963,396	(73,523)	4,150,508	760,195

17,404,156	4,609,032	10,667,712	441,207	7,708,583	2,687,282

(2,040,791)	(1,259,013)	—	—	(5,702)	(2,517)
(1,460,057)	(1,453,347)	—	—	(986,921)	(507,253)

(1,672,759)	(5,377,824)	(437,571)	—	(5,125)	(9,564)
(1,243,698)	(6,563,185)	—	—	(754,174)	(1,371,156)

(6,417,305)	(14,653,369)	(437,571)	—	(1,751,922)	(1,890,490)

44,682,440	89,657,148	110,536,773	3,037,084	17,634	11,495
35,763,522	42,752,026	72,413,856	—	10,658,884	17,971,181

3,679,250	6,562,788	437,571	—	10,574	12,081
1,901,112	5,836,625	—	—	1,523,863	1,167,329

(59,806,848)	(34,343,989)	(16,146,675)	(565,834)	(30,668)	(271)
(55,253,723)	(35,816,115)	(4,836,894)	—	(42,236,184)	(10,657,603)

(29,034,247)	74,648,483	162,404,631	2,471,250	(30,055,897)	8,504,212

(18,047,396)	64,604,146	172,634,772	2,912,457	(24,099,236)	9,301,004

$159,761,924	$177,809,320	$180,141,159	$7,506,387	$37,984,420	$62,083,656

$141,432	$127,535	$(27,513)	$(29,732)	$997,891	$992,441

See accompanying Notes to Financial Statements.

95

Aston Funds

Statements of Changes in Net Assets – continued

	LMCG Emerging Markets Fund	Harrison Street Real Estate Fund
	Period Ended October 31, 2013(a)	Years Ended October 31,
		2013	2012

NET ASSETS at Beginning of Period	$—	$10,546,604	$39,212,065

Increase (decrease) in net assets from operations:
Net investment income	35,615	186,826	173,143
Net realized gain (loss) on investments and foreign currency transactions	(241,096)	1,055,690	1,929,157
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	89,513	(505,953)	(2,376,608)

Net increase (decrease) in net assets from operations	(115,968)	736,563	(274,308)

Distributions to shareholders from:
Net investment income:
Class N	—	(162,129)	(46,752)
Class I	—	(2,875)	(823)

Total distributions	—	(165,004)	(47,575)

Capital share transactions:
Proceeds from sales of shares:
Class N	697,622	10,524,296	6,295,128
Class I	3,400,004	375,294	208,772
Proceeds from reinvestment of distributions:
Class N	—	153,598	44,264
Class I	—	1,904	539
Cost of shares redeemed:
Class N	—	(8,524,363)	(3,336,601)
Class I	—	(23,833)	(31,555,680	)(b)
Capital Contribution (Note G):
Class N	—	93	—
Class I	—	3	—

Net increase (decrease) from capital share transactions	4,097,626	2,506,992	(28,343,578)

Total increase (decrease) in net assets	3,981,658	3,078,551	(28,665,461)

NET ASSETS at End of Period	$3,981,658	$13,625,155	$10,546,604

Undistributed (distributions in excess of) net investment income (loss)	$40,296	$147,489	$125,494

(a)	The inception date for the LMCG Emerging Markets Fund is March 28, 2013.
(b)	Harrison Street Real Estate Fund had a redemption-in-kind in the amount of $31,399,368 on December 2, 2011. The redemption was comprised of securities and cash in the amounts of $30,913,574 and $485,794, respectively.

See accompanying Notes to Financial Statements.

96

Aston Funds

Montag & Caldwell Balanced Fund
Years Ended October 31,
2013	2012

$33,466,255	$24,729,716

257,113	227,101
2,639,428	1,435,094
325,469	422,708

3,222,010	2,084,903

(342,684)	(309,427)
(24,117)	(22,048)

(366,801)	(331,475)

2,507,724	12,344,202
150,496	641,711

333,389	301,482
10,537	9,037

(14,627,334)	(6,067,796)
(431,903)	(245,525)

—	—
—	—

(12,057,091)	6,983,111

(9,201,882)	8,736,539

$24,264,373	$33,466,255

$(229,961)	$(230,949)

See accompanying Notes to Financial Statements.

97

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$25.31	$24.72	$22.92	$20.87		$18.84

Income from Investment Operations:
Net investment income	0.23 (a)	0.15 (a)	0.14 (a)	0.12	(a)	0.08	(a)
Net realized and unrealized gain on investments	5.07	2.45	1.83	2.01	(b)	2.61

Total from investment operations	5.30	2.60	1.97	2.13		2.69

Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.13)	(0.13)	(0.08)		(0.06)
Distributions from net realized gain on investments	(1.71)	(1.88)	(0.04)	—		(0.60)

Total distributions	(1.93)	(2.01)	(0.17)	(0.08)		(0.66)

Net increase in net asset value	3.37	0.59	1.80	2.05		2.03

Net Asset Value, End of Period	$28.68	$25.31	$24.72	$22.92		$20.87

Total Return (c)	22.61%	11.40%	8.56%	10.20%		15.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,190,074	$1,908,663	$1,683,183	$1,506,075		$1,277,346
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.04%	1.05%	1.06%	1.08	%(d)	1.11%
After expense reimbursement and/or fee waiver by Adviser	1.04%	1.05%	1.06%	1.08	%(d)	1.11%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.88%	0.60%	0.59%	0.56%		0.41%
After expense reimbursement and/or fee waiver by Adviser	0.88%	0.60%	0.59%	0.56%		0.41%
Portfolio Turnover	50.57%	46.42%	63.48%	57.39	%(e)	35.09	%(f)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

98

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$25.46	$24.85	$23.05	$20.97		$18.94

Income from Investment Operations:
Net investment income	0.30 (a)	0.21 (a)	0.21 (a)	0.18	(a)	0.12	(a)
Net realized and unrealized gain on investments	5.10	2.47	1.82	2.02	(b)	2.62

Total from investment operations	5.40	2.68	2.03	2.20		2.74

Less Distributions:
Distributions from and in excess of net investment income	(0.28)	(0.19)	(0.19)	(0.12)		(0.11)
Distributions from net realized gain on investments	(1.71)	(1.88)	(0.04)	—		(0.60)

Total distributions	(1.99)	(2.07)	(0.23)	(0.12)		(0.71)

Net increase in net asset value	3.41	0.61	1.80	2.08		2.03

Net Asset Value, End of Period	$28.87	$25.46	$24.85	$23.05		$20.97

Total Return (c)	22.95%	11.67%	8.82%	10.49%		15.36%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,035,623	$2,406,145	$1,749,183	$1,528,981		$1,205,637
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.79%	0.80%	0.81%	0.83	%(d)	0.86%
After expense reimbursement and/or fee waiver by Adviser	0.79%	0.80%	0.81%	0.83	%(d)	0.86%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.13%	0.85%	0.84%	0.81%		0.66%
After expense reimbursement and/or fee waiver by Adviser	1.13%	0.85%	0.84%	0.81%		0.66%
Portfolio Turnover	50.57%	46.42%	63.48%	57.39	%(e)	35.09	%(f)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

99

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class R	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$25.02	$24.45	$22.70	$20.73		$18.69

Income from Investment Operations:
Net investment income	0.16 (a)	0.09 (a)	0.08 (a)	0.07	(a)	0.03	(a)
Net realized and unrealized gain on investments	5.01	2.43	1.80	1.98	(b)	2.61

Total from investment operations	5.17	2.52	1.88	2.05		2.64

Less Distributions:
Distributions from and in excess of net investment income	(0.15)	(0.07)	(0.09)	(0.08)		—
Distributions from net realized gain on investments	(1.71)	(1.88)	(0.04)	—		(0.60)

Total distributions	(1.86)	(1.95)	(0.13)	(0.08)		(0.60)

Net increase in net asset value .	3.31	0.57	1.75	1.97		2.04

Net Asset Value, End of Period	$28.33	$25.02	$24.45	$22.70		$20.73

Total Return (c)	22.30%	11.10%	8.29%	9.90%		14.87%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$10,099	$8,771	$8,654	$7,292		$3,840
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.29%	1.30%	1.31%	1.33	%(d)	1.36%
After expense reimbursement and/or fee waiver by Adviser	1.29%	1.30%	1.31%	1.33	%(d)	1.36%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.63%	0.35%	0.34%	0.31%		0.16%
After expense reimbursement and/or fee waiver by Adviser	0.63%	0.35%	0.34%	0.31%		0.16%
Portfolio Turnover	50.57%	46.42%	63.48%	57.39	%(e)	35.09	%(f)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

100

Aston Funds

ASTON/TAMRO Diversified Equity Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$13.52	$12.34		$11.83		$9.72	$8.34

Income from Investment Operations:
Net investment income (loss)	0.01 (a)	—	(b)	(0.02)		— (b)	— (b)
Net realized and unrealized gain on investments	3.27	1.44		0.53		2.13	1.42

Total from investment operations	3.28	1.44		0.51		2.13	1.42

Less Distributions:
Distributions from and in excess of net investment income	(0.03)	—		—		(0.02)	(0.04)
Distributions from net realized gain on investments	(0.02)	(0.26)		—		—	—

Total distributions	(0.05)	(0.26)		—		(0.02)	(0.04)

Net increase in net asset value .	3.23	1.18		0.51		2.11	1.38

Net Asset Value, End of Period	$16.75	$13.52		$12.34		$11.83	$9.72

Total Return (c)	24.29%	11.94%		4.31%		21.95%	17.13%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,797	$21,980		$24,354		$15,670	$10,486
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.46%	1.68	%(d)	1.62	%(d)	1.63%	1.95%
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.20	%(d)	1.20	%(d)	1.20%	1.20%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.19)%	(0.47)%		(0.63)%		(0.45)%	(0.77)%
After expense reimbursement and/or fee waiver by Adviser	0.07%	—	%(b)	(0.21)%		(0.02)%	(0.02)%
Portfolio Turnover	79.61%	52.56%		65.96%		81.75%	85.49%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than $(0.005) per share or less than (0.005)%.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

101

Aston Funds

ASTON/TAMRO Diversified Equity Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$13.55	$13.27

Income from Investment Operations:
Net investment income (loss)	0.05 (b)	(0.05)
Net realized and unrealized gain on investments	3.26	0.33

Total from investment operations	3.31	0.28

Less Distributions:
Distributions from and in excess of net investment income	(0.06)	—
Distributions from net realized gain on investments	(0.02)	—

Total Distributions	(0.08)	—

Net increase in net asset value	3.23	0.28

Net Asset Value, End of Period	$16.78	$13.55

Total Return (c)	24.64%	2.04	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$28,880	$569
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.21%	1.45	%(e)(f)
After expense reimbursement and/or fee waiver by Adviser	0.95%	0.95	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.06%	(1.11	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.32%	(0.61	)%(f)
Portfolio Turnover	79.61%	52.56	%(d)

(a)	The inception date for the TAMRO Diversified Equity Fund Class I shares is March 2, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2013, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(f)	Annualized.

See accompanying Notes to Financial Statements.

102

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$11.73	$11.31	$10.39	$10.00

Income from Investment Operations:
Net investment income	0.15 (b)	0.18 (b)	0.12 (b)	0.03
Net realized and unrealized gain on investments	2.40	0.91	0.81	0.36

Total from investment operations	2.55	1.09	0.93	0.39

Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.11)	(0.01)	—
Distributions from net realized gain on investments	(0.22)	(0.56)	—	—

Total distributions	(0.44)	(0.67)	(0.01)	—

Net increase in net asset value	2.11	0.42	0.92	0.39

Net Asset Value, End of Period	$13.84	$11.73	$11.31	$10.39

Total Return (c)	22.58%	10.39%	9.09%	3.90	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$41,861	$20,832	$6,089	$1,472
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.27%	1.41%	2.38%	13.84	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.30%	1.30%	1.30%	1.30	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.24%	1.44%	(0.05)%	(11.94	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.21%	1.55%	1.03%	0.60	%(e)
Portfolio Turnover	69.51%	80.56%	189.70%	38.64	%(d)

(a)	The inception date for the Herndon Large Cap Value Fund Class N shares is March 31, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

103

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.75	$11.33	$11.48

Income from Investment Operations:
Net investment income	0.19 (b)	0.21 (b)	0.10	(b)
Net realized and unrealized gain (loss) on investments	2.39	0.91	(0.25)

Total from investment operations	2.58	1.12	(0.15)

Less Distributions:
Distributions from and in excess of net investment income	(0.24)	(0.14)	—
Distributions from net realized gain on investments	(0.22)	(0.56)	—

Total distributions	(0.46)	(0.70)	—

Net increase (decrease) in net asset value	2.12	0.42	(0.15)

Net Asset Value, End of Period	$13.87	$11.75	$11.33

Total Return (c)	22.94%	10.69%	(1.31	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$80,534	$34,575	$11,881
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.02%	1.16%	2.13	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.05%	1.05%	1.05	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.49%	1.69%	0.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.46%	1.80%	1.28	%(e)
Portfolio Turnover	69.51%	80.56%	189.70	%(d)

(a)	The inception date for the Herndon Large Cap Value Fund Class I shares is March 2, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

104

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.04	$10.04		$9.20		$8.31		$9.07

Income from Investment Operations:
Net investment income	0.09 (a)	0.10	(a)	0.12	(a)	0.13		0.15
Net realized and unrealized gain on investments	2.72	0.94		0.83		0.89		0.41

Total from investment operations	2.81	1.04		0.95		1.02		0.56

Less Distributions:
Distributions from and in excess of net investment income	(0.11)	(0.04)		(0.11)		(0.13)		(0.15)
Distributions from net realized gain on investments	—	—		—		—		(1.17)

Total distributions	(0.11)	(0.04)		(0.11)		(0.13)		(1.32)

Net increase (decrease) in net asset value .	2.70	1.00		0.84		0.89		(0.76)

Net Asset Value, End of Period	$13.74	$11.04		$10.04		$9.20		$8.31

Total Return (b)	25.72%	10.43%		10.44%		12.37%		8.60%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$23,913	$21,105		$24,631		$19,984		$20,173
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.48%	1.58%		1.61%		1.19	%(d)	1.21%
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.26	%(c)	1.14	%(c)	1.07	%(d)	1.07	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.53%	0.60%		0.80%		1.32%		1.77%
After expense reimbursement and/or fee waiver by Adviser	0.71%	0.92%		1.27%		1.44%		1.91%
Portfolio Turnover	58.24%	58.21%		59.07	%(f)	37.44%		39.00%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 1.07% to 1.19%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.30%.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(e)	The contractual expense limitation of 1.07%, which excludes interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, was removed by the Adviser and replaced with a voluntary expense limitation of 1.07% effective March 1, 2009. Voluntary expense waivers can be terminated by the Adviser at any time.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

105

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.07	$10.05		$9.19		$8.31		$9.06

Income from Investment Operations:
Net investment income	0.12 (a)	0.11	(a)	0.16	(a)	0.15		0.17
Net realized and unrealized gain on investments	2.73	0.96		0.84		0.88		0.42

Total from investment operations	2.85	1.07		1.00		1.03		0.59

Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.05)		(0.14)		(0.15)		(0.17)
Distributions from net realized gain on investments	—	—		—		—		(1.17)

Total distributions	(0.14)	(0.05)		(0.14)		(0.15)		(1.34)

Net increase (decrease) in net asset value .	2.71	1.02		0.86		0.88		(0.75)

Net Asset Value, End of Period	$13.78	$11.07		$10.05		$9.19		$8.31

Total Return (b)	26.08%	10.66%		10.95%		12.53%		9.01%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$38,735	$5,397		$126		$204,051		$205,580
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.23%	1.33%		1.36%		0.94	%(d)	0.96%
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.01	%(c)	0.89	%(c)	0.82	%(d)	0.82	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.78%	0.85%		1.05%		1.57%		2.02%
After expense reimbursement and/or fee waiver by Adviser	0.96%	1.17%		1.52%		1.69%		2.16%
Portfolio Turnover	58.24%	58.21%		59.07	%(f)	37.44%		39.00%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 0.82% to 0.94%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.05%.
(d)	Ratios of expense to average net assets included interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(e)	The contractual expense limitation of 0.82%, which excludes interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, was removed by the Adviser and replaced with a voluntary expense limitation of 0.82% effective March 1, 2009. Voluntary expense waivers can be terminated by the Adviser at any time.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

106

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.67	$10.68	$10.23	$8.58	$8.43

Income from Investment Operations:
Net investment income	0.30	0.31 (a)	0.29 (a)	0.26 (a)	0.26 (a)
Net realized and unrealized gain on investments	2.73	1.05	0.42	1.62	0.08

Total from investment operations	3.03	1.36	0.71	1.88	0.34

Less Distributions:
Distributions from and in excess of net investment income	(0.27)	(0.30)	(0.26)	(0.23)	(0.19)
Distributions from net realized gain on investments	(0.44)	(0.07)	—	—	—

Total distributions	(0.71)	(0.37)	(0.26)	(0.23)	(0.19)

Net increase in net asset value	2.32	0.99	0.45	1.65	0.15

Net Asset Value, End of Period	$13.99	$11.67	$10.68	$10.23	$8.58

Total Return (b)	27.47%	12.96%	6.94%	22.20%	4.33%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$449,130	$338,166	$301,290	$135,544	$81,842
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.09%	1.12%	1.12%	1.14%	1.21%
After expense reimbursement and/or fee waiver by Adviser	1.09%	1.12%	1.12%	1.14%	1.21%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.38%	2.74%	2.70%	2.69%	3.36%
After expense reimbursement and/or fee waiver by Adviser	2.38%	2.74%	2.70%	2.69%	3.36%
Portfolio Turnover	35.18%	28.17%	24.65%	29.92%	47.34%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

107

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.66	$10.67	$10.22	$8.57	$8.42

Income from Investment Operations:
Net investment income	0.34	0.34 (a)	0.32 (a)	0.28 (a)	0.29 (a)
Net realized and unrealized gain on investments	2.72	1.05	0.42	1.63	0.07

Total from investment operations	3.06	1.39	0.74	1.91	0.36

Less Distributions:
Distributions from and in excess of net investment income	(0.30)	(0.33)	(0.29)	(0.26)	(0.21)
Distributions from net realized gain on investments	(0.44)	(0.07)	—	—	—

Total distributions	(0.74)	(0.40)	(0.29)	(0.26)	(0.21)

Net increase in net asset value .	2.32	0.99	0.45	1.65	0.15

Net Asset Value, End of Period	$13.98	$11.66	$10.67	$10.22	$8.57

Total Return (b)	27.81%	13.25%	7.21%	22.53%	4.59%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$779,859	$586,043	$318,863	$137,629	$77,185
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.84%	0.87%	0.87%	0.89%	0.96%
After expense reimbursement and/or fee waiver by Adviser	0.84%	0.87%	0.87%	0.89%	0.96%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.63%	2.99%	2.95%	2.94%	3.61%
After expense reimbursement and/or fee waiver by Adviser	2.63%	2.99%	2.95%	2.94%	3.61%
Portfolio Turnover	35.18%	28.17%	24.65%	29.92%	47.34%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

108

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.22	0.09	(b)
Net realized and unrealized gain on investments	2.46	0.41

Total from investment operations	2.68	0.50

Less Distributions:
Distributions from and in excess of net investment income	(0.23)	(0.06)
Distributions from net realized gain on investments	— (c)	—

Total distributions	(0.23)	(0.06)

Net increase in net asset value	2.45	0.44

Net Asset Value, End of Period	$12.89	$10.44

Total Return (d)	25.99%	5.09	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,634	$1,049
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.37%	4.99	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.30	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.68%	(1.24	)%(f)
After expense reimbursement and/or fee waiver by Adviser	1.76%	2.45	%(f)
Portfolio Turnover	27.80%	5.58	%(e)(g)

(a)	The inception date for the River Road Dividend All Cap Value Fund II Class N shares is June 27, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

109

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$10.45	$10.00

Income from Investment Operations:
Net investment income	0.25	0.10	(b)
Net realized and unrealized gain on investments	2.45	0.42

Total from investment operations	2.70	0.52

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.07)
Distributions from net realized gain on investments	— (c)	—

Total distributions	(0.26)	(0.07)

Net increase in net asset value	2.44	0.45

Net Asset Value, End of Period	$12.89	$10.45

Total Return (d)	26.30%	5.17	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$86,240	$9,370
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.12%	4.74	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.93%	(0.99	)%(f)
After expense reimbursement and/or fee waiver by Adviser	2.01%	2.70	%(f)
Portfolio Turnover	27.80%	5.58	%(e)(g)

(a)	The inception date for the River Road Dividend All Cap Value Fund II Class I shares is June 27, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

110

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$32.79	$29.76		$29.04		$22.73		$17.25

Income from Investment Operations:
Net investment income	0.17	0.16		0.06	(a)	0.01		0.09
Net realized and unrealized gain on investments	13.48	3.13		0.82		6.35		5.82

Total from investment operations	13.65	3.29		0.88		6.36		5.91

Less Distributions:
Distributions from and in excess of net investment income	(0.30)	(0.05)		(0.08)		(0.05)		(0.14)
Distributions from net realized gain on investments	(0.74)	(0.21)		(0.08)		—		(0.29)

Total distributions	(1.04)	(0.26)		(0.16)		(0.05)		(0.43)

Net increase in net asset value .	12.61	3.03		0.72		6.31		5.48

Net Asset Value, End of Period	$45.40	$32.79		$29.76		$29.04		$22.73

Total Return (b)	42.88%	11.15%		2.98%		28.01%		35.60%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,370,432	$1,561,510		$1,502,266		$1,469,354		$842,233
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.11%	1.11	%(c)	1.14	%(c)	1.14	%(c)	1.20	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.11%	1.11	%(c)	1.14	%(c)	1.14	%(c)	1.20	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.42%	0.50%		0.21%		—	%(d)	0.46%
After expense reimbursement and/or fee waiver by Adviser	0.42%	0.50%		0.21%		—	%(d)	0.46%
Portfolio Turnover	36.98%	28.06	%(e)	11.20%		13.82%		17.72%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Represents less than 0.005%.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

111

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$33.28	$30.20		$29.41		$23.00		$17.47

Income from Investment Operations:
Net investment income	0.28	0.24		0.14	(a)	0.07		0.13
Net realized and unrealized gain on investments	13.67	3.18		0.82		6.43		5.89

Total from investment operations	13.95	3.42		0.96		6.50		6.02

Less Distributions:
Distributions from and in excess of net investment income	(0.39)	(0.13)		(0.09)		(0.09)		(0.20)
Distributions from net realized gain on investment	(0.74)	(0.21)		(0.08)		—		(0.29)

Total distributions	(1.13)	(0.34)		(0.17)		(0.09)		(0.49)

Net increase in net asset value	12.82	3.08		0.79		6.41		5.53

Net Asset Value, End of Period	$46.10	$33.28		$30.20		$29.41		$23.00

Total Return (b)	43.23%	11.46%		3.22%		28.31%		35.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,521,876	$1,464,222		$1,339,223		$499,651		$150,953
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.86%	0.86	%(c)	0.89	%(c)	0.89	%(c)	0.95	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.86%	0.86	%(c)	0.89	%(c)	0.89	%(c)	0.95	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.67%	0.75%		0.46%		0.25%		0.71%
After expense reimbursement and/or fee waiver by Adviser	0.67%	0.75%		0.46%		0.25%		0.71%
Portfolio Turnover	36.98%	28.06	%(d)	11.20%		13.82%		17.72%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

112

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$10.36	$9.71		$8.51		$6.83	$5.85

Income from Investment Operations:
Net investment loss	(0.07)	(0.07	)(a)	(0.07)		(0.04)	(0.04)
Net realized and unrealized gain on investments	2.58	0.72		1.27		1.74	1.02

Total from investment operations	2.51	0.65		1.20		1.70	0.98

Less Distributions:
Distributions from and in excess of net investment income	—	—		—		(0.02)	—
Distributions from net realized gain on investments	(0.10)	—		—		—	—

Total distributions	(0.10)	—		—		(0.02)	—

Net increase in net asset value	2.41	0.65		1.20		1.68	0.98

Net Asset Value, End of Period	$12.77	$10.36		$9.71		$8.51	$6.83

Total Return (b)	24.51%	6.70%		14.10%		24.85%	16.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,402	$7,369		$4,507		$3,399	$2,959
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.85%	2.50%		3.07%		3.55%	5.02%
After expense reimbursement and/or fee waiver by Adviser	1.25%	1.25	%(c)	1.39	%(c)	1.40%	1.40%
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.18)%	(1.88)%		(2.39)%		(2.75)%	(4.13)%
After expense reimbursement and/or fee waiver by Adviser	(0.58)%	(0.63)%		(0.71)%		(0.60)%	(0.51)%
Portfolio Turnover	74.24%	36.60%		29.31%		31.49%	54.37%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through September 29, 2011 the Adviser contractually waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.25%.

See accompanying Notes to Financial Statements.

113

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class N (formerly, ASTON Small Cap Growth Fund)	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$11.42		$9.95		$10.00

Income from Investment Operations:
Net investment income (loss)	—	(b)(c)	(0.12	)(c)	(0.04)
Net realized and unrealized gain (loss) on investments	4.18		1.59		(0.01)

Total from investment operations	4.18		1.47		(0.05)

Less Distributions:
Distributions from net realized gains on investments	(0.89)		—		—

Total distributions	(0.89)		—		—

Net increase (decrease) in net asset value	3.29		1.47		(0.05)

Net Asset Value, End of Period	$14.71		$11.42		$9.95

Total Return (d)	39.31%		14.77%		(0.50	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$32,045		$5,659		$5,411
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.03%		2.86%		8.27	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.35%		1.35%		1.35	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.66)%		(2.68)%		(8.14	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.02%		(1.17)%		(1.21	)%(f)
Portfolio Turnover	186.40	%(g)	168.05	%(h)	205.85	%(e)

(a)	The inception date for the LMCG Small Cap Growth Fund Class N shares is November 3, 2010.
(b)	Represents less than $0.005 per share.
(c)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from the Reorganization, as discussed in Note J to the Financial Statements.
(h)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

114

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class I (formerly, ASTON Small Cap Growth Fund)	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$11.46		$9.97		$12.40

Income from Investment Operations:
Net investment income (loss)	0.04	(b)	(0.10	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	4.20		1.59		(2.39)

Total from investment operations	4.24		1.49		(2.43)

Less Distributions:
Distributions from net realized gains on investments	(0.89)		—		—

Total distributions	(0.89)		—		—

Net increase (decrease) in net asset value	3.35		1.49		(2.43)

Net Asset Value, End of Period	$14.81		$11.46		$9.97

Total Return (c)	39.72%		14.95%		(19.60	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,496		$755		$2,551
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.78%		2.61%		6.25	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.10%		1.10%		1.10	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.41)%		(2.43)%		(6.11	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.27%		(0.92)%		(0.96	)%(e)
Portfolio Turnover	186.40	%(f)	168.05	%(g)	205.85	%(d)

(a)	The inception date for the LMCG Small Cap Growth Fund Class I shares is June 1, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from the Reorganization, as discussed in Note J to the Financial Statements.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

115

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$10.90	$10.00

Income from Investment Operations:
Net investment income	0.01 (b)	0.01
Net realized and unrealized gain on investments	3.77	0.89

Total from investment operations	3.78	0.90

Less Distributions:
Distributions from and in excess of net investment income	(0.11)	—
Distributions from net realized gains on investments	(0.03)	—

Total distributions	(0.14)	—

Net increase in net asset value	3.64	0.90

Net Asset Value, End of Period	$14.54	$10.90

Total Return (c)	35.09%	9.00	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,049	$750
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.05%	5.10	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.61)%	(3.51	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.04%	0.19	%(e)
Portfolio Turnover	36.82%	26.22	%(d)(f)

(a)	The inception date for the Silvercrest Small Cap Fund Class N shares is December 27, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

116

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$10.93	$10.00

Income from Investment Operations:
Net investment income	0.04 (b)	0.03
Net realized and unrealized gain on investments	3.78	0.90

Total from investment operations	3.82	0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.13)	—
Distributions from net realized gains on investments	(0.03)	—

Total distributions	(0.16)	—

Net increase in net asset value	3.66	0.93

Net Asset Value, End of Period	$14.59	$10.93

Total Return (c)	35.39%	9.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$29,219	$4,962
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.80%	4.85	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.36)%	(3.26	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.29%	0.44	%(e)
Portfolio Turnover	36.82%	26.22	%(d)(f)

(a)	The inception date for the Silvercrest Small Cap Fund Class I shares is December 27, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

117

Aston Funds

ASTON/TAMRO Small Cap Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09
Net Asset Value, Beginning of Period	$20.52		$20.57		$19.42		$14.67		$13.64

Income from Investment Operations:
Net investment loss	(0.03	)(a)	(0.12	)(a)	(0.15	)(a)	(0.08	)(a)	(0.05	)(a)
Net realized and unrealized gain on investments	5.55		2.09		1.75		4.83		1.08

Total from investment operations	5.52		1.97		1.60		4.75		1.03

Less Distributions:
Distributions from net realized gain on investments	(1.98)		(2.02)		(0.45)		—		—

Total distributions	(1.98)		(2.02)		(0.45)		—		—

Net increase (decrease) in net asset value	3.54		(0.05)		1.15		4.75		1.03

Net Asset Value, End of Period	$24.06		$20.52		$20.57		$19.42		$14.67

Total Return (b)	29.52%		10.70%		8.16%		32.29%		7.63%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$533,627		$389,125		$375,969		$335,809		$241,524
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.31%		1.28	%(c)	1.29%		1.34%		1.37%
After expense reimbursement and/or fee waiver by Adviser	1.31%		1.28	%(c)	1.29%		1.34%		1.36	%(d)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.16)%		(0.59)%		(0.69)%		(0.49)%		(0.41)%
After expense reimbursement and/or fee waiver by Adviser	(0.16)%		(0.59)%		(0.69)%		(0.49)%		(0.40)%
Portfolio Turnover	71.28	%(e)(f)	48.22	%(e)	47.25%		62.13%		89.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	The Adviser removed the contractual expense limitation of 1.30%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
(e)	Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

118

Aston Funds

ASTON/TAMRO Small Cap Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$20.96		$20.91		$19.69		$14.87		$13.79

Income from Investment Operations:
Net investment income (loss)	0.02	(a)	(0.07	)(a)	(0.09	)(a)	(0.04	)(a)	(0.02	)(a)
Net realized and unrealized gain on investments	5.69		2.14		1.76		4.87		1.12

Total from investment operations	5.71		2.07		1.67		4.83		1.10

Less Distributions:
Distributions from and in excess of net investment income	—		—		—		(0.01)		(0.02)
Distributions from net realized gain on investments	(1.98)		(2.02)		(0.45)		—		—

Total distributions	(1.98)		(2.02)		(0.45)		(0.01)		(0.02)

Net increase in net asset value	3.73		0.05		1.22		4.82		1.08

Net Asset Value, End of Period	$24.69		$20.96		$20.91		$19.69		$14.87

Total Return (b)	29.84%		10.98%		8.40%		32.62%		7.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$792,172		$635,663		$625,315		$549,627		$515,592
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.06%		1.03	%(c)	1.04%		1.09%		1.12%
After expense reimbursement and/or fee waiver by Adviser	1.06%		1.03	%(c)	1.04%		1.09%		1.11	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.09%		(0.34)%		(0.44)%		(0.24)%		(0.16)%
After expense reimbursement and/or fee waiver by Adviser	0.09%		(0.34)%		(0.44)%		(0.24)%		(0.15)%
Portfolio Turnover	71.28	%(e)(f)	48.22	%(e)	47.25%		62.13%		89.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	The Adviser removed the contractual expense limitation of 1.05%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
(e)	Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

119

Aston Funds

ASTON/River Road Select Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$8.50	$9.54		$9.01		$7.71		$7.13

Income from Investment Operations:
Net investment income (loss)	0.07 (a)	0.01	(a)	(0.02	)(a)	0.02	(a)	—	(a)(b)
Net realized and unrealized gain on investments	2.34	1.01		0.66		1.28		0.59

Total from investment operations	2.41	1.02		0.64		1.30		0.59

Less Distributions:
Distributions from net investment income	(0.12)	—		(0.03)		—		(0.01)
Distributions from net realized gains on investments	(0.51)	(2.06)		(0.08)		—		—

Total distributions	(0.63)	(2.06)		(0.11)		—		(0.01)

Net increase (decrease) in net asset value	1.78	(1.04)		0.53		1.30		0.58

Net Asset Value, End of Period	$10.28	$8.50		$9.54		$9.01		$7.71

Total Return (c)	30.44%	12.87%		7.12%		16.86%		8.33%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$19,099	$6,270		$13,160		$52,522		$41,801
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.46%	1.43	%(d)	1.42	%(d)	1.41	%(d)	1.44%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.46%	1.43	%(d)	1.42	%(d)	1.43	%(d)	1.50%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.78%	0.07%		(0.18)%		0.31%		0.04%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.78%	0.07%		(0.18)%		0.29%		(0.02)%
Portfolio Turnover	71.01%	38.84%		48.22%		53.73%		44.09%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than $(0.005) per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

120

Aston Funds

ASTON/River Road Select Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$8.58	$9.59		$9.04		$7.73		$7.14

Income from Investment Operations:
Net investment income	0.10 (a)	0.03	(a)	0.01	(a)	0.05	(a)	0.02 (a)
Net realized and unrealized gain on investments	2.36	1.02		0.67		1.28		0.59

Total from investment operations	2.46	1.05		0.68		1.33		0.61

Less Distributions:
Distributions from net investment income	(0.15)	—		(0.05)		(0.02)		(0.02)
Distributions from net realized gains on investments	(0.51)	(2.06)		(0.08)		—		—

Total distributions	(0.66)	(2.06)		(0.13)		(0.02)		(0.02)

Net increase (decrease) in net asset value	1.80	(1.01)		0.55		1.31		0.59

Net Asset Value, End of Period	$10.38	$8.58		$9.59		$9.04		$7.73

Total Return (b)	30.74%	13.18%		7.56%		17.19%		8.52%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$198,220	$156,510		$130,527		$163,232		$167,334
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.21%	1.18	%(c)	1.17	%(c)	1.16	%(c)	1.19%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.21%	1.18	%(c)	1.17	%(c)	1.18	%(c)	1.25%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.03%	0.32%		0.07%		0.56%		0.29%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.03%	0.32%		0.07%		0.54%		0.23%
Portfolio Turnover	71.01%	38.84%		48.22%		53.73%		44.09%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

121

Aston Funds

ASTON/River Road Small Cap Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$13.56	$12.20	$11.60		$10.22		$9.30

Income from Investment Operations:
Net investment income (loss)	0.16	0.03 (a)	(0.03)		0.03		0.01
Net realized and unrealized gain on investments	3.98	1.33	0.67		1.36		0.92

Total from investment operations	4.14	1.36	0.64		1.39		0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.22)	—	(0.04)		(0.01)		(0.01)
Distributions from net realized gain on investments	(0.43)	—	—		—		—

Total distributions	(0.65)	—	(0.04)		(0.01)		(0.01)

Net increase in net asset value	3.49	1.36	0.60		1.38		0.92

Net Asset Value, End of Period	$17.05	$13.56	$12.20		$11.60		$10.22

Total Return (b)	31.98%	11.15%	5.46%		13.60%		9.99%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$56,793	$49,154	$91,347		$213,326		$216,221
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.34%	1.37%	1.37	%(c)	1.39	%(c)	1.40%
After expense reimbursement and/or fee waiver by Adviser	1.34%	1.37%	1.37	%(c)	1.39	%(c)	1.40	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.03%	0.22%	(0.13)%		0.27%		0.05%
After expense reimbursement and/or fee waiver by Adviser	1.03%	0.22%	(0.13)%		0.27%		0.05%
Portfolio Turnover	56.08%	26.95%	42.29%		51.05%		35.83%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	The Adviser removed the contractual expense limitation of 1.50%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.

See accompanying Notes to Financial Statements.

122

Aston Funds

ASTON/River Road Small Cap Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$13.62	$12.22	$11.62		$10.24		$9.32

Income from Investment Operations:
Net investment income	0.19	0.06 (a)	0.01		0.06		0.03
Net realized and unrealized gain on investments	4.01	1.34	0.65		1.35		0.92

Total from investment operations	4.20	1.40	0.66		1.41		0.95

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	—	(0.06)		(0.03)		(0.03)
Distributions from net realized gain on investments	(0.43)	—	—		—		—

Total distributions	(0.69)	—	(0.06)		(0.03)		(0.03)

Net increase in net asset value	3.51	1.40	0.60		1.38		0.92

Net Asset Value, End of Period	$17.13	$13.62	$12.22		$11.62		$10.24

Total Return (b)	32.36%	11.46%	5.70%		13.80%		10.31%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$252,804	$240,075	$246,141		$255,344		$282,542
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.09%	1.12%	1.12	%(c)	1.14	%(c)	1.15%
After expense reimbursement and/or fee waiver by Adviser	1.09%	1.12%	1.12	%(c)	1.14	%(c)	1.15	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%	0.47%	0.12%		0.52%		0.30%
After expense reimbursement and/or fee waiver by Adviser	1.28%	0.47%	0.12%		0.52%		0.30%
Portfolio Turnover	56.08%	26.95%	42.29%		51.05%		35.83%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	The Adviser removed the contractual expense limitation of 1.25%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.

See accompanying Notes to Financial Statements.

123

Aston Funds

ASTON/River Road Independent Value Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.42		$10.75		$10.00

Income from Investment Operations:
Net investment loss	(0.07)		(0.09	)(b)	(0.07	)(b)
Net realized and unrealized gain on investments	0.75		0.88		0.82

Total from investment operations	0.68		0.79		0.75

Less Distributions:
Distributions from net realized gain on investments	(0.63)		(0.12)		—

Total distributions	(0.63)		(0.12)		—

Net increase in net asset value	0.05		0.67		0.75

Net Asset Value, End of Period	$11.47		$11.42		$10.75

Total Return (c)	6.37%		7.41%		7.50	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$339,088		$362,416		$306,223
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.43	%(e)	1.44	%(e)	1.59	%(f)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.41	%(e)	1.42	%(e)	1.42	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.61)%		(0.81)%		(0.98	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.59)%		(0.79)%		(0.80	)%(f)
Portfolio Turnover	82.24	%(g)	141.17%		105.69	%(d)

(a)	The inception date for the River Road Independent Value Fund Class N shares is December 31, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the year ended October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

124

Aston Funds

ASTON/River Road Independent Value Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.46		$10.75		$10.92

Income from Investment Operations:
Net investment loss	(0.04)		(0.06	)(b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	0.75		0.89		(0.15)

Total from investment operations	0.71		0.83		(0.17)

Less Distributions:
Distributions from net realized gain on investments	(0.63)		(0.12)		—

Total distributions	(0.63)		(0.12)		—

Net increase (decrease) in net asset value	0.08		0.71		(0.17)

Net Asset Value, End of Period	$11.54		$11.46		$10.75

Total Return (c)	6.62%		7.68%		(1.47	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$386,268		$338,234		$85,478
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.18	%(e)	1.19	%(e)	1.34	%(f)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.16	%(e)	1.17	%(e)	1.17	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.36)%		(0.56)%		(0.73	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.34)%		(0.54)%		(0.55	)%(f)
Portfolio Turnover	82.24	%(g)	141.17%		105.69	%(d)

(a)	The inception date for the River Road Independent Value Fund Class I shares is June 1, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the year ended October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

125

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.30	0.33 (b)	0.12	(b)
Net realized and unrealized gain (loss) on investments	(0.33)	0.72	0.41

Total from investment operations	(0.03)	1.05	0.53

Less Distributions:
Distributions from and in excess of net investment income	(0.36)	(0.37)	(0.09)
Distributions from net realized gain on investments	(0.06)	(0.02)	—

Total distributions	(0.42)	(0.39)	(0.09)

Net increase (decrease) in net asset value	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.65	$11.10	$10.44

Total Return (c)	(0.28)%	10.25%	5.33	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$66,368	$71,546	$22,657
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.04%	1.35%	3.16	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.94	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.66%	2.59%	1.63	%(e)
After expense reimbursement and/or fee waiver by Adviser	2.77%	3.01%	3.85	%(e)
Portfolio Turnover	125.07%	118.67%	38.49	%(d)

(a)	The inception date for the DoubleLine Core Plus Fixed Income Fund Class N shares is July 18, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

126

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.33	0.35 (b)	0.13	(b)
Net realized and unrealized gain (loss) on investments	(0.33)	0.73	0.41

Total from investment operations	—	1.08	0.54

Less Distributions:
Distributions from and in excess of net investment income	(0.39)	(0.40)	(0.10)
Distributions from net realized gain on investments	(0.06)	(0.02)	—

Total distributions	(0.45)	(0.42)	(0.10)

Net increase (decrease) in net asset value	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.65	$11.10	$10.44

Total Return (c)	(0.03)%	10.52%	5.38	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$110,018	$105,335	$4,486
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.79%	1.10%	2.91	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.91%	2.84%	1.88	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.02%	3.26%	4.10	%(e)
Portfolio Turnover	125.07%	118.67%	38.49	%(d)

(a)	The inception date for the DoubleLine Core Plus Fixed Income Fund Class I shares is July 18, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

127

Aston Funds

ASTON/TCH Fixed Income Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.11	$10.59	$10.49		$10.02	$8.60

Income from Investment Operations:
Net investment income	0.40 (a)	0.45 (a)	0.47	(a)	0.50 (a)	0.49 (a)
Net realized and unrealized gain (loss) on investments	(0.39)	0.56	0.10		0.47	1.44

Total from investment operations	0.01	1.01	0.57		0.97	1.93

Less Distributions:
Distributions from and in excess of net investment income	(0.45)	(0.49)	(0.47)		(0.50)	(0.51)

Total distributions	(0.45)	(0.49)	(0.47)		(0.50)	(0.51)

Net increase (decrease) in net asset value	(0.44)	0.52	0.10		0.47	1.42

Net Asset Value, End of Period	$10.67	$11.11	$10.59		$10.49	$10.02

Total Return (b)	0.13%	9.74%	5.62%		9.98%	22.99%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$45,771	$59,772	$62,346		$46,274	$47,008
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.02%	1.02%	1.14%		0.98%	0.96%
After expense reimbursement and/or fee waiver by Adviser	0.84%	0.86%	0.88	%(c)	0.62%	0.61%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.49%	4.03%	4.20%		4.51%	4.93%
After expense reimbursement and/or fee waiver by Adviser	3.67%	4.19%	4.46%		4.87%	5.28%
Portfolio Turnover	53.77%	57.43%	37.51%		23.92%	40.81%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.74% to 0.94%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

128

Aston Funds

ASTON/TCH Fixed Income Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09
Net Asset Value, Beginning of Period	$11.11	$10.59	$10.49		$10.02	$8.60

Income from Investment Operations:
Net investment income	0.42 (a)	0.47 (a)	0.49	(a)	0.51 (a)	0.50 (a)
Net realized and unrealized gain (loss) on investments	(0.39)	0.55	0.11		0.48	1.44

Total from investment operations	0.03	1.02	0.60		0.99	1.94

Less Distributions:
Distributions from and in excess of net investment income	(0.47)	(0.50)	(0.50)		(0.52)	(0.52)

Total distributions	(0.47)	(0.50)	(0.50)		(0.52)	(0.52)

Net increase (decrease) in net asset value .	(0.44)	0.52	0.10		0.47	1.42

Net Asset Value, End of Period	$10.67	$11.11	$10.59		$10.49	$10.02

Total Return (b)	0.28%	9.93%	5.89%		10.11%	23.14%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,742	$10,396	$10,423		$14,881	$20,276
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.87%	0.85%	0.89%		0.85%	0.84%
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.63	%(c)	0.49%	0.49%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.64%	4.20%	4.45%		4.64%	5.05%
After expense reimbursement and/or fee waiver by Adviser	3.82%	4.36%	4.71%		5.00%	5.40%
Portfolio Turnover	53.77%	57.43%	37.51%		23.92%	40.81%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.49% to 0.69%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

129

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$12.39		$11.94		$11.97		$11.48

Income from Investment Operations:
Net investment income (loss)	—	(b)(c)	0.04	(b)	(0.01	)(b)	0.04	(b)
Net realized and unrealized gain on investments	1.11		0.59		0.13		0.45

Total from investment operations	1.11		0.63		0.12		0.49

Less Distributions:
Distributions from and in excess of net investment income	(0.16)		(0.18)		(0.08)		—
Distributions from capital gains	—		—		(0.07)		—

Total distributions	(0.16)		(0.18)		(0.15)		—

Net increase (decrease) in net asset value	0.95		0.45		(0.03)		0.49

Net Asset Value, End of Period	$13.34		$12.39		$11.94		$11.97

Total Return (d)	9.05%		5.34%		0.92%		4.27	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$54,388		$33,719		$17,626		$8,296
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (f)	1.43	%(g)	1.41	%(g)(h)	1.53%		2.19	%(i)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (f)	1.45	%(g)	1.45	%(g)(h)	1.45%		1.45	%(i)(j)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	—	%(c)	0.36	%(h)	(0.17)%		(0.25	)%(i)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.03)%		0.32	%(h)	(0.10)%		0.49	%(i)
Portfolio Turnover	43.55%		45.60%		79.77%		116.68	%(e)

(a)	The inception date for the Lake Partners LASSO Alternatives Fund Class N shares is March 3, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $0.005 per share or less than 0.005%.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Ratios of expenses to average net assets includes Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(h)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.
(i)	Annualized.
(j)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.60% to 1.45%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

130

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11	Year Ended 10/31/10		Period Ended 10/31/09(a)

Net Asset Value, Beginning of Period	$12.42		$11.97		$11.98	$11.15		$10.00

Income from Investment Operations:
Net investment income (loss)	0.03	(b)	0.07	(b)	0.02 (b)	0.08	(b)	(—	)(c)
Net realized and unrealized gain on investments	1.11		0.59		0.13	0.89		1.15

Total from investment operations	1.14		0.66		0.15	0.97		1.15

Less Distributions:
Distributions from and in excess of net investment income	(0.18)		(0.21)		(0.09)	(0.07)		—
Distributions from net realized gain on investments	—		—		(0.07)	(0.07)		—

Total distributions	(0.18)		(0.21)		(0.16)	(0.14)		—

Net increase (decrease) in net asset value	0.96		0.45		(0.01)	0.83		1.15

Net Asset Value, End of Period	$13.38		$12.42		$11.97	$11.98		$11.15

Total Return (d)	9.31%		5.56%		1.22%	8.74%		11.50	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$416,475		$253,343		$189,999	$19,723		$1,845
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (f)	1.18	%(g)	1.16	%(g)(h)	1.28%	2.32%		18.16	%(i)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (f)	1.20	%(g)	1.20	%(g)(h)	1.20%	1.24	%(j)	1.35	%(i)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.25%		0.61	%(h)	0.08%	(0.41)%		(16.92	)%(i)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.22%		0.57	%(h)	0.15%	0.67%		(0.11	)%(i)
Portfolio Turnover	43.55%		45.60%		79.77%	116.68%		65.93	%(e)

(a)	The inception date for the Lake Partners LASSO Alternatives Fund Class I shares is April 1, 2009.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(h)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.
(i)	Annualized.
(j)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.35% to 1.20%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

131

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09

Net Asset Value, Beginning of Period	$8.68		$9.61		$9.41		$8.57	$8.09

Income from Investment Operations:
Net investment income	0.20		0.16		0.14		0.10	0.11
Net realized and unrealized gain on investments	0.86		0.11		0.56		0.84	1.02

Total from investment operations	1.06		0.27		0.70		0.94	1.13

Less Distributions:
Distributions from and in excess of net investment income	(0.20)		(0.16)		(0.13)		(0.10)	(0.13)
Distributions from net realized gain on investments	(0.15)		(1.04)		(0.37)		—	(0.52)

Total distributions	(0.35)		(1.20)		(0.50)		(0.10)	(0.65)

Net increase (decrease) in net asset value	0.71		(0.93)		0.20		0.84	0.48

Net Asset Value, End of Period	$9.39		$8.68		$9.61		$9.41	$8.57

Total Return (a)	12.60%		3.12%		7.69%		11.05%	15.86%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$101,663		$106,191		$48,365		$46,423	$22,552
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.23	%(b)	1.22	%(b)(c)	1.24	%(c)	1.37%	2.11%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.23	%(b)	1.27	%(b)(c)	1.33	%(c)	1.40%	1.25	%(d)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.24%		1.82%		1.51%		1.20%	0.55%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.24%		1.78%		1.41%		1.17%	1.41%
Portfolio Turnover	77.70%		56.33%		87.37%		41.33%	51.56%

(a)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(b)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(d)	Effective June 1, 2009, due to the change in Subadviser, the contractual expense limitation was increased from 1.10% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

132

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Period Ended 10/31/10(a)

Net Asset Value, Beginning of Period	$8.69		$9.62		$9.41		$9.04

Income from Investment Operations:
Net investment income	0.22		0.18		0.16		0.09
Net realized and unrealized gain on investments	0.86		0.11		0.57		0.37

Total from investment operations	1.08		0.29		0.73		0.46

Less Distributions:
Distributions from and in excess of net investment income	(0.22)		(0.18)		(0.15)		(0.09)
Distributions from net realized gain on investments	(0.15)		(1.04)		(0.37)		—

Total distributions	(0.37)		(1.22)		(0.52)		(0.09)

Net increase (decrease) in net asset value	0.71		(0.93)		0.21		0.37

Net Asset Value, End of Period	$9.40		$8.69		$9.62		$9.41

Total Return (b)	12.88%		3.46%		7.97%		5.10	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$58,099		$71,618		$64,840		$46,140
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.98	%(e)	0.97	%(e)(f)	0.99	%(f)	1.10	%(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.98	%(e)	1.02	%(e)(f)	1.08	%(f)	1.15	%(d)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.49%		2.07%		1.76%		1.37	%(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.49%		2.03%		1.66%		1.32	%(d)
Portfolio Turnover	77.70%		56.33%		87.37%		41.33	%(c)

(a)	The inception date for the Anchor Capital Enhanced Equity Fund Class I shares is March 3, 2010.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expenses are from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

133

Aston Funds

ASTON/River Road Long-Short Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13		Year Ended 10/31/12	Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$10.73		$9.91	$10.00

Income from Investment Operations:
Net investment loss	(0.17	)(b)	(0.18)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	2.02		1.00	(0.05)

Total from investment operations	1.85		0.82	(0.09)

Less Distributions:
Distributions from net realized gain on investments	(0.56)		—	—

Total distributions	(0.56)		—	—

Net increase (decrease) in net asset value	1.29		0.82	(0.09)

Net Asset Value, End of Period	$12.02		$10.73	$9.91

Total Return (c)	18.14%		8.17%	(0.80	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$108,966		$7,506	$4,594
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser, including interest and dividend expense for securities sold short	2.54%		5.03%	8.68	%(e)
After expense reimbursement and/or fee waiver by Adviser, including interest and dividend expense for securities sold short	2.38%		3.11%	2.72	%(e)
After expense reimbursement and/or fee waiver by Adviser, excluding interest and dividend expense for securities sold short	1.70%		1.70%	1.70	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.62)%		(3.63)%	(6.80	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(1.46)%		(1.71)%	(0.84	)%(e)
Portfolio Turnover	291.36%		277.72%	127.32	%(d)

(a)	The inception date for the River Road Long-Short Fund Class N shares is May 4, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

134

Aston Funds

ASTON/River Road Long-Short Fund – Class I	October 31, 2013

Financial Highlights

	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$10.96

Income from Investment Operations:
Net investment loss	(0.10	)(b)
Net realized and unrealized gain on investments	1.19

Total from investment operations	1.09

Net increase in net asset value	1.09

Net Asset Value, End of Period	$12.05

Total Return (c)	9.85	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$71,175
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser, including interest and dividend expense for securities sold short	2.20	%(e)
After expense reimbursement and/or fee waiver by Adviser, including interest and dividend expense for securities sold short	2.10	%(e)
After expense reimbursement and/or fee waiver by Adviser, excluding interest and dividend expense for securities sold short	1.45	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.44	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(1.33	)%(e)
Portfolio Turnover	291.36	%(d)

(a)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

135

Aston Funds

ASTON/Barings International Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$6.87	$6.81	$7.24		$6.48

Income from Investment Operations:
Net investment income	0.11 (b)	0.10 (b)	0.07	(b)	0.06	(b)
Net realized and unrealized gain (loss) on investments	1.00	0.17	(0.37)		0.70

Total from investment operations	1.11	0.27	(0.30)		0.76

Less Distributions:
Distributions from and in excess of net investment income	(0.09)	(0.04)	(0.13)		—
Distributions from net realized gain on investments	(0.08)	(0.17)	—		—

Total distributions	(0.17)	(0.21)	(0.13)		—

Net increase (decrease) in net asset value	0.94	0.06	(0.43)		0.76

Net Asset Value, End of Period	$7.81	$6.87	$6.81		$7.24

Total Return (c)	16.64%	4.28%	(4.22)%		11.73	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$477	$421	$393		$184
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.67%	1.60%	1.68	%(e)	1.72	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40	%(e)	1.40	%(f)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.26%	1.30%	0.76	%(e)	1.07	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.53%	1.50%	1.04	%(e)	1.39	%(f)
Portfolio Turnover	55.78%	33.48%	58.96%		65.32	%(d)

(a)	The inception date for the Barings International Fund Class N shares is March 3, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses at 1.40%. Effective March 1, 2011, the contractual expense limitation was decreased from 1.50% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(f)	Annualized.

See accompanying Notes to Financial Statements.

136

Aston Funds

ASTON/Barings International Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10	Year Ended 10/31/09

Net Asset Value, Beginning of Period	$6.89	$6.82	$7.26		$6.44	$5.08

Income from Investment Operations:
Net investment income	0.13 (a)	0.12 (a)	0.09	(a)	0.06 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	0.99	0.18	(0.38)		0.78	1.27 (b)

Total from investment operations	1.12	0.30	(0.29)		0.84	1.37

Less Distributions:
Distributions from and in excess of net investment income	(0.11)	(0.06)	(0.15)		(0.02)	(0.01)
Distributions from net realized gain on investments	(0.08)	(0.17)	—		—	—

Total distributions	(0.19)	(0.23)	(0.15)		(0.02)	(0.01)

Net increase (decrease) in net asset value	0.93	0.07	(0.44)		0.82	1.36

Net Asset Value, End of Period	$7.82	$6.89	$6.82		$7.26	$6.44

Total Return (c)	16.72%	4.72%	(4.09)%		12.89%	27.11%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$37,507	$61,662	$52,390		$47,985	$28,277
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.42%	1.35%	1.43	%(d)	1.47%	2.01%
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15	%(d)	1.15%	1.15%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.51%	1.55%	1.01%		0.63%	0.80%
After expense reimbursement and/or fee waiver by Adviser	1.78%	1.75%	1.29%		0.95%	1.66%
Portfolio Turnover	55.78%	33.48%	58.96%		65.32%	115.51%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses at 1.15%. Effective March 1, 2011, the contractual expense limitation was decreased from 1.25% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

137

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class N	October 31, 2013

Financial Highlights

	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.08	(b)
Net realized and unrealized loss on investments	(0.43)

Total from investment operations	(0.35)

Net decrease in net asset value	(0.35)

Net Asset Value, End of Period	$9.65

Total Return (c)	(3.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$675
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	7.24	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.65	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(4.13	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.46	%(e)
Portfolio Turnover	101.96	%(d)

(a)	The inception date for the LMCG Emerging Markets Fund Class N shares is March 28, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

138

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class I	October 31, 2013

Financial Highlights

	Period Ended 10/31/13 (a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.10	(b)
Net realized and unrealized loss on investments	(0.43)

Total from investment operations	(0.33)

Net decrease in net asset value	(0.33)

Net Asset Value, End of Period	$9.67

Total Return (c)	(3.30	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,307
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	6.99	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.40	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.88	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.71	%(e)
Portfolio Turnover	101.96	%(d)

(a)	The inception date for the LMCG Emerging Markets Fund Class I shares is March 28, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

139

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$10.49	$8.97		$8.16		$5.77		$6.08

Income from Investment Operations:
Net investment income	0.17 (a)	0.15	(a)	0.15	(a)	0.14	(a)	0.15 (a)
Net realized and unrealized gain (loss) on investments	0.79 (b)	1.44		0.79		2.36		(0.28)

Total from investment operations	0.96	1.59		0.94		2.50		(0.13)

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.07)		(0.13)		(0.11)		(0.18)

Total distributions	(0.16)	(0.07)		(0.13)		(0.11)		(0.18)

Net increase (decrease) in net asset value .	0.80	1.52		0.81		2.39		(0.31)

Net Asset Value, End of Period	$11.29	$10.49		$8.97		$8.16		$5.77

Total Return (c)	9.30%	17.85%		11.66%		43.77%		(1.44)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$13,093	$10,381		$6,287		$6,158		$4,011
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.22%	2.36%		1.61	%(d)	1.68	%(d)	1.94%
After expense reimbursement and/or fee waiver by Adviser	1.37%	1.37%		1.29	%(d)	1.37	%(d)	1.37%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.67%	0.53%		1.36%		1.65%		2.55%
After expense reimbursement and/or fee waiver by Adviser	1.52%	1.52%		1.68%		1.96%		3.12%
Portfolio Turnover	159.14%	86.62	%(e)	143.86%		75.30%		139.76%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

140

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$10.44	$8.92		$8.12		$5.74		$6.08

Income from Investment Operations:
Net investment income	0.20 (a)	0.15	(a)	0.16	(a)	0.16	(a)	0.16 (a)
Net realized and unrealized gain (loss) on investments	0.79 (b)	1.46		0.79		2.34		(0.28)

Total from investment operations	0.99	1.61		0.95		2.50		(0.12)

Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.09)		(0.15)		(0.12)		(0.22)

Total distributions	(0.19)	(0.09)		(0.15)		(0.12)		(0.22)

Net increase (decrease) in net asset value .	0.80	1.52		0.80		2.38		(0.34)

Net Asset Value, End of Period	$11.24	$10.44		$8.92		$8.12		$5.74

Total Return (c)	9.58%	18.16%		11.82%		44.14%		(1.27)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$532	$166		$32,925		$29,425		$21,905
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.97%	2.11%		1.44	%(d)	1.43	%(d)	1.69%
After expense reimbursement and/or fee waiver by Adviser	1.12%	1.12%		1.12	%(d)	1.12	%(d)	1.12%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.92%	0.78%		1.53%		1.90%		2.80%
After expense reimbursement and/or fee waiver by Adviser	1.77%	1.77%		1.85%		2.21%		3.37%
Portfolio Turnover	159.14%	86.62	%(e)	143.86%		75.30%		139.76%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

141

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class N	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$21.46	$20.09	$19.13		$17.73		$15.61

Income from Investment Operations:
Net investment income	0.21 (a)	0.16 (a)	0.15	(a)	0.21	(a)	0.21 (a)
Net realized and unrealized gain on investments	2.43	1.45	1.03		1.47		2.15

Total from investment operations	2.64	1.61	1.18		1.68		2.36

Less Distributions:
Distributions from and in excess of net investment income	(0.29)	(0.24)	(0.22)		(0.28)		(0.24)

Total distributions	(0.29)	(0.24)	(0.22)		(0.28)		(0.24)

Net increase in net asset value.	2.35	1.37	0.96		1.40		2.12

Net Asset Value, End of Period	$23.81	$21.46	$20.09		$19.13		$17.73

Total Return (b)	12.40%	8.03%	6.20%		9.54%		15.32%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$22,425	$31,536	$23,315		$29,194		$14,938
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.37%	1.42%	1.57	%(c)	1.38%		1.73%
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.22%	1.35	%(c)	1.13%		1.26%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.77%	0.57%	0.53%		0.89%		0.81%
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.77%	0.76%		1.15%		1.28%
Portfolio Turnover	34.62%	35.48%	40.31%		51.68	%(d)	38.72%

(a)	The selected per share data was calculated using the weighed average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities received from a reorganization.

See accompanying Notes to Financial Statements.

142

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class I	October 31, 2013

Financial Highlights

	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/09

Net Asset Value, Beginning of Period	$21.41	$20.05	$19.08		$17.68		$15.57

Income from Investment Operations:
Net investment income	0.23 (a)	0.19 (a)	0.20	(a)	0.22	(a)	0.23 (a)
Net realized and unrealized gain on investments	2.43	1.44	1.04		1.46		2.16

Total from investment operations	2.66	1.63	1.24		1.68		2.39

Less Distributions:
Distributions from and in excess of net investment income	(0.31)	(0.27)	(0.27)		(0.28)		(0.28)

Total distributions	(0.31)	(0.27)	(0.27)		(0.28)		(0.28)

Net increase in net asset value .	2.35	1.36	0.97		1.40		2.11

Net Asset Value, End of Period	$23.76	$21.41	$20.05		$19.08		$17.68

Total Return (b)	12.53%	8.14%	6.52%		9.57%		15.53%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,839	$1,930	$1,415		$1,362		$1,149
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.27%	1.30%	1.32	%(c)	1.35%		1.57%
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.10%	1.10	%(c)	1.10%		1.10%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.87%	0.69%	0.79%		0.92%		0.97%
After expense reimbursement and/or fee waiver by Adviser	1.04%	0.89%	1.02%		1.17%		1.44%
Portfolio Turnover	34.62%	35.48%	40.31%		51.68	%(d)	38.72%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate includes securities received from a reorganization.

See accompanying Notes to Financial Statements.

143

Aston Funds

October 31, 2013

Notes to Financial Statements

Note (A) Fund Organization: Aston Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with 23 separate portfolios (each, a “Fund” and collectively, the “Funds”) as of October 31, 2013.

Aston Asset Management, LP (“Aston” or the “Adviser”), the investment adviser and the administrator, manages each Fund by retaining one or more subadvisers (each, a “Subadviser”) to manage each Fund’s portfolio on a subadvisory basis. The following 23 portfolios of the Trust are included in these financial statements:

ASTON/Montag & Caldwell Growth Fund (the “M&C Growth Fund”)
ASTON/TAMRO Diversified Equity Fund (the “TAMRO Diversified Equity Fund”)
ASTON/Herndon Large Cap Value Fund (the “Herndon Large Cap Value Fund”)
ASTON/Cornerstone Large Cap Value Fund (the “Cornerstone Large Cap Value Fund”)
ASTON/River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value Fund”)
ASTON/River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value Fund II”)
ASTON/Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap Fund”)
ASTON/Montag & Caldwell Mid Cap Growth Fund (the “M&C Mid Cap Growth Fund”)
ASTON/LMCG Small Cap Growth Fund (formerly, ASTON Small Cap Growth Fund) (the “LMCG Small Cap Growth Fund”)
ASTON/Silvercrest Small Cap Fund (the “Silvercrest Small Cap Fund”)
ASTON/TAMRO Small Cap Fund (the “TAMRO Small Cap Fund”)
ASTON/River Road Select Value Fund (the “River Road Select Value Fund”)
ASTON/River Road Small Cap Value Fund (the “River Road Small Cap Value Fund”)
ASTON/River Road Independent Value Fund (the “River Road Independent Value Fund”)
ASTON/DoubleLine Core Plus Fixed Income Fund (the “DoubleLine Core Plus Fixed Income Fund”)
ASTON/TCH Fixed Income Fund (the “TCH Fixed Income Fund”)
ASTON/Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives Fund”)
ASTON/Anchor Capital Enhanced Equity Fund (the “Anchor Capital Enhanced Equity Fund”)
ASTON/River Road Long-Short Fund (the “River Road Long-Short Fund”)
ASTON/Barings International Fund (the “Barings International Fund”)
ASTON/LMCG Emerging Markets Fund (the “LMCG Emerging Markets Fund”)
ASTON/Harrison Street Real Estate Fund (the “Harrison Street Real Estate Fund”)
ASTON/Montag & Caldwell Balanced Fund (the “M&C Balanced Fund”)

M&C Growth Fund is authorized to issue three classes of shares (Class N shares, Class I shares and Class R shares). The following Funds are each authorized to issue two classes of shares (Class N shares and Class I shares): TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, Fairpointe Mid Cap Fund, LMCG Small Cap Growth Fund, Silvercrest Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, DoubleLine Core Plus Fixed Income Fund, TCH Fixed Income Fund, Lake Partners LASSO Alternatives Fund, Anchor Capital Enhanced Equity Fund, River Road Long-Short Fund, Barings International Fund, LMCG Emerging Markets Fund, Harrison Street Real Estate Fund and M&C Balanced Fund. The M&C Mid Cap Growth Fund is authorized to issue Class N shares and Class I shares, but presently is only offering Class N shares. Each class of shares is substantially the same except that certain classes of shares bear class specific expenses that include distribution and services fees. TAMRO Small Cap Fund, River Road Dividend All Cap Value Fund, Fairpointe Mid Cap Fund and River Road Independent Value Fund are closed to new investors until further notice.

The investment objectives of the Funds are as follows:

M&C Growth Fund Long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.
TAMRO Diversified Equity Fund Long-term capital appreciation.
Herndon Large Cap Value Fund Long-term capital appreciation.
Cornerstone Large Cap Value Fund Total return through long-term capital appreciation and current income.
River Road Dividend All Cap Value Fund High current income and, secondarily, long-term capital appreciation.
River Road Dividend All Cap Value Fund II Long-term capital appreciation and high current income.
Fairpointe Mid Cap Fund Long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.
M&C Mid Cap Growth Fund Long-term capital appreciation and secondarily, current income, by investing primarily in common stocks and convertible securities.
LMCG Small Cap Growth Fund Long-term capital appreciation.
Silvercrest Small Cap Fund Long-term capital appreciation.
TAMRO Small Cap Fund Long-term capital appreciation.
River Road Select Value Fund Long-term capital appreciation.
River Road Small Cap Value Fund Long-term capital appreciation.

144

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October 31, 2013

Notes to Financial Statements – continued

River Road Independent Value Fund Long-term total return.
DoubleLine Core Plus Fixed Income Fund Maximize total return.
TCH Fixed Income Fund High current income consistent with prudent risk of capital.
Lake Partners LASSO Alternatives Fund Long term total return with reduced correlation to the conventional stock and bond markets.
Anchor Capital Enhanced Equity Fund Total return through a combination of a high level of current income and capital appreciation.
River Road Long-Short Fund Absolute return while minimizing volatility over a full market cycle.
Barings International Fund Total return.
LMCG Emerging Markets Fund Long-term capital appreciation.
Harrison Street Real Estate Fund Total return through a combination of growth and income.
M&C Balanced Fund Long-term total return.

Note (B) Significant Accounting Policies: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(1) Security Valuation: Equity securities, closed-end funds, exchange-traded funds, index options traded on a national securities exchange, and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price (“NOCP”), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by an independent pricing service when such prices are believed by the Adviser to reflect the current market value of such securities, in accordance with guidelines adopted by the Board of Trustees. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities in arriving at valuations. If accurate market quotations are not available, securities are valued at fair values in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair market value. Repurchase agreements are valued at cost. Investments in money market funds and other mutual funds are valued at the underlying fund’s net asset value (“NAV”) at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair valuation procedures adopted by the

Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities held by Barings International Fund and LMCG Emerging Markets Fund if certain market events occur.

Certain Funds invest in securities of other investment companies, including open-end funds, closed-end funds and exchange-traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. ETF shares are traded on a securities exchange. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their shares of the Fund’s fees and expenses.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities
• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

145

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Notes to Financial Statements – continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period. The summary of each Fund’s investments that are measured at fair value by Level within the fair value hierarchy as of October 31, 2013 is as follows:

Funds	Total Value at 10/31/13	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
M&C Growth Fund
Assets
Investments in Securities*	$5,237,023,917	$5,237,023,917	$—	$—

TAMRO Diversified Equity Fund
Assets
Investments in Securities*	$56,037,572	$56,037,572	$—	$—

Herndon Large Cap Value Fund
Assets
Investments in Securities*	$123,139,545	$123,139,545	$—	$—

Cornerstone Large Cap Value Fund
Assets
Investments in Securities*	$62,421,197	$62,421,197	$—	$—

River Road Dividend All Cap Value Fund
Assets
Common Stocks
Consumer Discretionary	$197,023,363	$197,023,363	$—	$—
Consumer Staples	161,011,143	161,011,143	—	—
Energy	89,077,022	89,077,022	—	—
Financials	170,066,950	158,953,942	11,113,008	—
Healthcare	58,877,404	58,877,404	—	—
Industrials	172,285,553	172,285,553	—	—
Information Technology	163,097,096	163,097,096	—	—
Materials	38,480,610	38,480,610	—	—
Telecommunication Services	77,327,486	77,327,486	—	—
Utilities	58,160,843	58,160,843	—	—

Total Common Stocks	1,185,407,470	1,174,294,462	11,113,008	—

Investment Company	41,773,450	41,773,450	—	—

Total	$1,227,180,920	$1,216,067,912	$11,113,008	$—

River Road Dividend All Cap Value Fund II
Assets
Investments in Securities*	$89,741,802	$89,741,802	$—	$—

Fairpointe Mid Cap Fund
Assets
Investments in Securities*	$5,065,928,792	$5,065,928,792	$—	$—

M&C Mid Cap Growth Fund
Assets
Investments in Securities*	$11,515,476	$11,515,476	$—	$—

LMCG Small Cap Growth Fund
Assets
Investment in Securities*	$40,552,425	$40,552,425	$—	$—

Silvercrest Small Cap Fund
Assets
Investments in Securities*	$32,908,042	$32,908,042	$—	$—

TAMRO Small Cap Fund
Assets
Common Stocks
Consumer Discretionary	$251,800,820	$251,800,820	$—	$—
Consumer Staples	116,046,293	95,903,093	20,143,200	—
Energy	91,851,244	91,851,244	—	—
Financials	302,482,008	302,482,008	—	—
Healthcare	161,723,498	161,723,498	—	—
Industrials	229,415,699	229,415,699	—	—
Information Technology	112,920,373	112,920,373	—	—
Materials	21,188,799	21,188,799	—	—
Utilities	22,690,525	22,690,525	—	—

Total Common Stocks	1,310,119,259	1,289,976,059	20,143,200	—

Investment Company	17,208,046	17,208,046	—	—

Total	$1,327,327,305	$1,307,184,105	$20,143,200	$—

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Funds	Total Value at 10/31/13	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
River Road Select Value Fund
Assets
Investments in Securities*	$217,874,457	$217,874,457	$—	$—

River Road Small Cap Value Fund
Assets
Common Stocks
Consumer Discretionary	$66,005,214	$66,005,214	$—	$—
Consumer Staples	13,861,930	4,254,753	9,607,177	—
Energy	23,024,984	16,551,140	6,473,844	—
Financials	44,233,528	44,233,528	—	—
Healthcare	31,443,368	31,443,368	—	—
Industrials	39,853,000	39,853,000	—	—
Information Technology	39,721,247	39,721,247	—	—
Materials	8,836,902	8,836,902	—	—
Telecommunication Services	9,979,089	9,979,089	—	—

Total Common Stocks	276,959,262	260,878,241	16,081,021	—

Investment Company	30,641,935	30,641,935	—	—

Total	$307,601,197	$291,520,176	$16,081,021	$—

River Road Independent Value Fund
Assets
Common Stocks
Consumer Discretionary	$17,254,341	$17,254,341	$—	$—
Consumer Staples	14,023,281	14,023,281	—	—
Energy	49,670,267	49,670,267	—	—
Financials	6,245,114	1,101,553	5,143,561	—
Health Care	6,541,652	6,541,652	—	—
Industrials	15,161,840	15,161,840	—	—
Information Technology	79,283,963	54,799,176	24,484,787	—
Materials	60,986,277	60,986,277	—	—
Utilities	7,664,623	4,754,216	2,910,407	—

Total Common Stocks	256,831,358	224,292,603	32,538,755	—

Investment Company	470,195,880	470,195,880	—	—

Total	$727,027,238	$694,488,483	$32,538,755	$—

DoubleLine Core Plus Fixed Income Fund
Assets
Corporate Notes and Bonds	$73,096,006	$—	$73,096,006	$—
Collateralized Mortgage-Backed Securities	32,059,129	—	32,059,129	—
Agency Collateralized Mortgage Obligations	20,770,798	—	20,770,798	—
U.S. Government Obligations	17,776,344	—	17,776,344	—
U.S. Government Mortgage-Backed Securities	13,001,592	—	13,001,592	—
Asset-Backed Securities	7,772,864	—	7,772,864	—
Municipal Bonds	1,618,082	—	1,618,082	—
Foreign Government Bonds	1,077,126	—	1,077,126	—
Investment Companies	8,177,803	8,177,803	—	—

Total	$175,349,744	$8,177,803	$167,171,941	$—

TCH Fixed Income Fund
Assets
Corporate Notes and Bonds	$30,720,839	$—	$30,720,839	$—
U.S. Government and Agency Obligations	18,502,118	—	18,502,118	—
Asset-Backed Securities	931,868	—	931,868	—
Commercial Mortgage-Backed Securities	751,852	—	751,852	—

Total	$50,906,677	$—	$50,906,677	$—

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Funds	Total Value at 10/31/13	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Lake Partners LASSO Alternative Fund
Assets
Investments in Securities*	$470,429,869	$470,429,869	$—	$—

Anchor Capital Enhanced Equity Fund
Assets
Common Stocks*	$161,495,314	$161,495,314	$—	$—
Derivatives
Equity Contracts	301,875	301,875	—	—
Investment Company*	5,497,242	5,497,242	—	—

Total Assets	$167,294,431	$167,294,431	$—	$—

Liabilities
Derivatives
Equity Covered Call Contracts	$(6,521,330)	$(6,521,330)	$—	$—

Total Liabilities	(6,521,330)	(6,521,330)	—	—

Total	$160,773,101	$160,773,101	$—	$—

River Road Long-Short Fund
Assets
Investments in Securities*	$180,415,660	$180,415,660	$—	$—

Total Assets	$180,415,660	$180,415,660	$—	$—

Liabilities
Securities Sold Short*	$(52,689,384)	$(52,689,384)	$—	$—

Total Liabilities	(52,689,384)	(52,689,384)	—	—

Total	$127,726,276	$127,726,276	$—	$—

Barings International Fund
Assets
Common Stocks
China	$249,916	$249,916	$—	$—
France	3,467,564	3,467,564	—	—
Germany	4,432,064	4,432,064	—	—
Hong Kong	374,569	374,569	—	—
Italy	283,179	283,179	—	—
Japan	9,037,327	9,037,327	—	—
Mexico	241,032	241,032	—	—
Netherlands	2,055,432	2,055,432	—	—
Norway	769,919	769,919	—	—
Russia	743,711	743,711	—	—
Singapore	1,170,943	1,170,943	—	—
South Korea	454,381	454,381	—	—
Sweden	362,377	362,377	—	—
Switzerland	3,123,915	3,123,915	—	—
Taiwan	449,204	449,204	—	—
United Kingdom	9,458,561	9,454,076	—	4,485

Total Common Stocks	36,674,094	36,669,609	—	4,485

Investment Company	961,228	961,228	—	—

Total	$37,635,322	$37,630,837	$—	$4,485

LMCG Emerging Markets Fund
Assets
Investments in Securities*	$4,002,693	$4,002,693	$—	$—

Harrison Street Real Estate Fund
Assets
Investments in Securities*	$13,575,675	$13,575,675	$—	$—

M&C Balanced Fund
Assets
Common Stocks*	$14,966,275	$14,966,275	$—	$—
Corporate Notes and Bonds	5,182,337	—	5,182,337	—
U.S. Government and Agency Obligations	3,393,021	—	3,393,021	—
Investment Company	721,029	721,029	—	—

Total	$24,262,662	$15,687,304	$8,575,358	$—

*	All Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout.

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At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at a quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the fair values of the Funds’ investments may fluctuate from period to period. Additionally, the fair values of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize upon the disposition of such investments. Further, such investments may be subject to legal and other restrictions on resale or they may be otherwise less liquid than publicly-traded securities.

Barings International Fund and LMCG Emerging Markets Fund may utilize an external pricing service to fair value certain foreign securities if certain market events occur. Such fair valuations are categorized as Level 2 in the hierarchy. Because such market events were not deemed to have occurred at October 31, 2013, Barings International Fund and LMCG Emerging Markets Fund did not utilize the external pricing service adjustments.

Certain securities that were held at October 31, 2013 and since the beginning of the fiscal year in River Road Dividend All Cap Value Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund and River Road Independent Value Fund had changes in liquidity assessments which resulted in a transfer between levels. Transfers between Levels, if any, are recognized as of the last day of the fiscal quarter in which the event or change in circumstances that resulted in reclassification occurred.

Funds	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1
River Road Dividend All Cap Value Fund	$11,113,008	$—
TAMRO Small Cap Fund	20,143,200	—
River Road Small Cap Value Fund	16,081,021	2,820,084
River Road Independent Value Fund	5,143,561	—

Level 3 holdings were valued using internal valuation techniques that took into consideration factors including previous experience with similar securities of the same issuer, conversion ratio and security terms.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of October 31, 2013:

Barings International Fund	Common Stocks

Fair Value, beginning of period	$7,049
Purchases	4,522
Sales	(7,005)
Net realized gains	3
Change in unrealized appreciation (depreciation)	(84)

Fair Value, end of period	$4,485

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period	$(37)

(2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund’s Adviser or Subadviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to sell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. As of and during the year ended October 31, 2013, the Funds did not hold any repurchase agreements.

(3) When Issued/Delayed Delivery Securities: Each Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of any security so purchased is subject to market fluctuations during the applicable period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. During the year ended October 31, 2013, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund owned delayed delivery securities. At October 31, 2013, only DoubleLine Core Plus Fixed Income Fund owned delayed delivery securities.

(4) Mortgage-Backed Securities: M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) Securities Sold Short: River Road Long-Short Fund utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price

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at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund making a short sale must segregate liquid assets, or otherwise cover its position in a permissible manner. The Subadviser determines the liquidity of assets, in accordance with procedures established by the Board of Trustees. Cash segregated for short sales is shown in the Statement of Assets and Liabilities as segregated cash as collateral. Security positions segregated as collateral for short sales are included in the Total Investments on the Statement of Assets and Liabilities.

(6) Options Contracts: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes, to seek capital appreciation, to mitigate risk and/or to increase exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value based on the quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the period in Anchor Capital Enhanced Equity Fund. See the Schedule of Investments for open options contracts held by Anchor Capital Enhanced Equity Fund at October 31, 2013. For the year ended October 31, 2013, the average* volume of derivative activities were as follows:

Funds	Purchased Options (Cost)	Written Options (Premiums Received)
Anchor Capital Enhanced Equity Fund	$1,450,833	$4,115,673

*	estimate based on quarter-end holdings

(7) Forward Foreign Currency Contracts: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. These contracts are marked-to-market daily at the applicable exchange rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of its contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. During the year ended October 31, 2013, the Funds did not enter into any forward foreign currency contracts.

(8) Disclosures about Derivative Instruments: The following is a table summarizing the fair value of derivatives held at October 31, 2013, by primary risk exposure:

	Asset Derivative Investments Value	Liability Derivative Investments Value
Fund	Equity Contracts (a)	Equity Contracts(a)

Anchor Capital Enhanced Equity Fund	$301,875	$(6,521,330)

(a)	Statement of Assets and Liabilities location: Total investments at value for purchased options and call options written, at value for written options.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

	Amount of Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund	Equity Contracts(a)	Equity Contracts(b)
Anchor Capital Enhanced Equity Fund	$(23,339,401)	$(833,422)

(a)	Statement of Operations location: Net realized loss on purchased options and net realized loss on written option transactions.

(b)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on purchased options and net change in unrealized appreciation (depreciation) on written options.

(9) Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Dividend income and interest income are recorded in the Statement of Operations as investment income. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments, securities transactions or currency repatriation, some of which may be recoverable in part. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Transactions in securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method for the Fairpointe Mid Cap Fund and first in first out (“FIFO”) method for all other Funds.

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(10) Foreign Currency: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at the close of the regular trading session on the New York Stock Exchange. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities on the Statement of Operations.

(11) Federal Income Taxes: The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

At October 31, 2013, the following Funds had available realized capital loss carryforwards to offset future net capital gains through the fiscal year ended:

	Capital Loss Carryforwards:
Fund	2014	2016		2017	2018	No Expiration Short Term*	No Expiration Long Term*	Total

M&C Growth Fund	$—	$—		$8,908,833	$—	$—	$—	$8,908,833
Cornerstone Large Cap Value Fund	—	—		17,809,802	6,819,813	—	—	24,629,615
LMCG Small Cap Growth Fund	—	1,684,815	**	—	—	—	—	1,684,815
DoubleLine Core Plus Fixed Income Fund	—	—		—	—	2,919,807	—	2,919,807
TCH Fixed Income Fund	922,672	2,654,917		1,270,780	—	—	—	4,848,369
Anchor Capital Enhanced Equity Fund	—	—		—	—	1,021,730	—	1,021,730
LMCG Emerging Markets Fund	—	—		—	—	219,304	—	219,304
Harrison Street Real Estate Fund	—	921,876		11,228,100	—	—	—	12,149,976

*	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. Under the Modernization Act the Funds are permitted to carry forward capital losses incurred for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	This capital loss carryforward amount was acquired in the Reorganization of the Aston Small Cap Fund into the LMCG Small Cap Growth Fund on April 19, 2013 (Note J). The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended October 31, 2013, the following Funds utilized capital losses as follows:

	Utilized Capital Losses (with Expiration Year)
Fund	2014	2015	2016	2017	2018	2019

M&C Growth Fund	$—	$—	$—	$3,189,231	$—	$—
Cornerstone Large Cap Growth Fund	—	—	—	3,455,486	—	—
LMCG Small Cap Growth Fund	—	—	300,036	—	—	—
TCH Fixed Income Fund	1,409,078	—	—	—	—	—
Lake Partners LASSO Alternatives Fund	—	—	—	—	—	4,140,503
Harrison Street Real Estate Fund	—	—	1,027,495	—	—	—
M&C Balanced Fund	—	—	—	1,726,376	—	—

For the year ended October 31, 2013, the following Fund had capital losses that expired:

Fund	Expired Capital Losses

LMCG Small Cap Growth Fund	$13,089,501

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2013, the Funds elected to defer the following losses incurred from November 1, 2012 through October 31, 2013:

	Long-Term Realized Capital Losses	Short-Term Realized Capital Losses	Late-Year Ordinary Losses

TAMRO Small Cap Fund	$—	$—	$56,283

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Management has analyzed the Funds’ tax positions for all open tax years (current and prior three tax years), as well as potential exposure to foreign capital gains withholding taxes, and has concluded that no provision for federal, state, or international income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.

(12) Multi-Class Operations: Each class offered by a Fund that is authorized to offer multiple classes of shares has equal rights as to the Fund’s net assets.

Income, fund and trust level expenses, and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class.

(13) Offering Costs: Certain costs were incurred in connection with the offering of the following Funds, as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

Fund	Commencement Date	Original Offering Costs
River Road Dividend All Cap Value Fund II	June 27, 2012	$57,711
Silvercrest Small Cap Fund	December 27, 2011	63,821
LMCG Emerging Markets Fund	March 28, 2013	72,373

(14) Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(15) Commitments and Contingencies: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(16) Recent Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under the International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds have adopted ASU No. 2013-01. The adoption of the pronouncement did not have an effect on the Funds’ financial statements as of October 31, 2013.

Note (C) Dividends from Net Investment Income and Distributions of Capital Gains: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Anchor Capital Enhanced Equity Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

The following Funds distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December: M&C Growth Fund, TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, Fairpointe Mid Cap Fund, M&C Mid Cap Growth Fund, LMCG Small Cap Growth Fund, Silvercrest Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Lake Partners LASSO Alternatives Fund, River Road Long-Short Fund, Barings International Fund, LMCG Emerging Markets Fund and Harrison Street Real Estate Fund.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day’s ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of the following Funds are due to different class expenses: M&C Growth Fund, TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, Fairpointe Mid Cap Fund, LMCG Small Cap Growth Fund, Silvercrest Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, DoubleLine Core Plus Fixed Income Fund, TCH Fixed Income Fund, Lake Partners LASSO Alternatives Fund, Anchor Capital Enhanced Equity

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Fund, River Road Long-Short Fund, Barings International Fund, LMCG Emerging Markets Fund, Harrison Street Real Estate Fund and M&C Balanced Fund.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as redesignation of dividends paid, partnership reclasses, disallowed expenses, reclass of short-term gain to ordinary income, write off of capital loss carryovers, merger reclasses, in-kind distribution for redemptions, adjustment for Real Estate Investment Trusts, return of capital adjustments, premium reversals, paydown reclasses, undistributed capital gains received, passive foreign investment company reclasses, foreign currency reclasses, and net operating loss reclasses are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions, amortization of offering costs, premium amortization, current year dividends payable, passive foreign investment company adjustments and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2013 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital

M&C Growth Fund	$4,220	$(4,220)	$—
River Road Dividend All Cap Value Fund	(3,223,990)	3,223,990	—
River Road Dividend All Cap Value Fund II	16,539	8,437	(24,976)
Fairpointe Mid Cap Fund	(606)	606	—
M&C Mid Cap Growth Fund	108,901	(108,901)	—
LMCG Small Cap Growth Fund	—	(2,001,622)	2,001,622
Silvercrest Small Cap Fund	5,495	—	(5,495)
TAMRO Small Cap Fund	—	(8,394,374)	8,394,374
River Road Select Value Fund	(32,509)	37,263	(4,754)
River Road Small Cap Value Fund	(29,291)	37,797	(8,506)
River Road Independent Value Fund	3,292,810	(3,292,810)	—
DoubleLine Core Plus Fixed Income Fund	868,270	(868,270)	—
TCH Fixed Income Fund	245,931	(245,931)	—
Lake Partners LASSO Alternatives Fund	2,908,574	(2,908,574)	—
Anchor Capital Enhanced Equity Fund	77	(77)	—
River Road Long-Short Fund	811,764	(811,764)	—
Barings International Fund	(4,859)	4,600	259
LMCG Emerging Markets Fund	4,681	9,824	(14,505)
Harrison Street Real Estate Fund	173	(173)	—
M&C Balanced Fund	110,676	(110,676)	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal years ended 2013 and 2012 was as follows:

	Distributions Paid in 2013		Distributions Paid in 2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

M&C Growth Fund	$53,175,678	$275,103,427	$22,081,432	$257,690,139
TAMRO Diversified Equity Fund	47,422	25,803	—	473,355
Herndon Large Cap Value Fund	2,225,740	4,982	1,044,862	124,149
Cornerstone Large Cap Value Fund	275,360	—	110,939	—
River Road Dividend All Cap Value Fund	31,709,319	26,566,474	22,890,654	4,651,009
River Road Dividend All Cap Value Fund II	964,010	—	42,004	—
Fairpointe Mid Cap Fund	33,005,046	66,057,903	8,163,228	18,767,770
M&C Mid Cap Growth Fund	—	92,399	—	—
LMCG Small Cap Growth Fund	436,931	47,268	—	—
Silvercrest Small Cap Fund	110,190	717	—	—
TAMRO Small Cap Fund	18,818,417	76,987,885	—	97,192,931
River Road Select Value Fund	3,212,685	8,700,481	1,196,413	28,132,801
River Road Small Cap Value Fund	5,316,856	9,066,179	—	—
River Road Independent Value Fund	39,553,086	—	5,597,522	100,643
DoubleLine Core Plus Fixed Income Fund	8,127,489	22,764	3,389,167	—
TCH Fixed Income Fund	2,721,001	—	3,234,814	—
Lake Partners LASSO Alternatives Fund	4,205,294	—	3,680,936	—
Anchor Capital Enhanced Equity Fund	5,860,687	556,618	12,244,228	2,409,141
River Road Long-Short Fund	415,810	21,761	—	—
Barings International Fund	1,201,521	550,401	509,770	1,380,720
Harrison Street Real Estate Fund	165,004	—	47,575	—
M&C Balanced Fund	366,801	—	331,475	—

153

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Notes to Financial Statements – continued

As of October 31, 2013, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
M&C Growth Fund	$(8,908,833)	$38,528,779	$341,917,731	$1,023,840,776	$1,395,378,453
TAMRO Diversified Equity Fund	—	14,401	1,631,267	10,005,089	11,650,757
Herndon Large Cap Value Fund	—	3,040,210	6,009	14,830,184	17,876,403
Cornerstone Large Cap Value Fund	(24,629,615)	194,302	—	6,743,238	(17,692,075)
River Road Dividend All Cap Value Fund	—	8,243,688	64,849,047	253,141,279	326,234,014
River Road Dividend All Cap Value Fund II	—	1,061,195	86,668	9,133,055	10,280,918
Fairpointe Mid Cap Fund	—	1,616,865	458,042,243	1,351,306,933	1,810,966,041
M&C Mid Cap Growth Fund	—	26,432	1,654,448	1,741,365	3,422,245
LMCG Small Cap Growth Fund	(1,684,815)	4,567,509	960,053	2,124,807	5,967,554
Silvercrest Small Cap Fund	—	677,353	562,115	4,502,700	5,742,168
TAMRO Small Cap Fund	(56,283)	—	114,044,766	358,481,339	472,469,822
River Road Select Value Fund	—	4,930,269	26,823,530	36,277,221	68,031,020
River Road Small Cap Value Fund	—	10,535,946	56,871,739	81,975,774	149,383,459
River Road Independent Value Fund	—	27,424,159	832,772	18,785,696	47,042,627
DoubleLine Core Plus Fixed Income Fund	(2,919,807)	97,083	—	(1,108,072)	(3,930,796)
TCH Fixed Income Fund	(4,848,369)	15,970	—	3,134,329	(1,698,070)
Lake Partners LASSO Alternatives Fund	—	210,610	1,588,681	27,785,787	29,585,078
Anchor Capital Enhanced Equity Fund	(1,021,730)	141,432	—	6,270,854	5,390,556
River Road Long-Short Fund	—	4,908,263	28,009	5,719,566	10,655,838
Barings International Fund	—	2,456,896	943,531	5,098,098	8,498,525
LMCG Emerging Markets Fund	(219,304)	48,938	—	77,545	(92,821)
Harrison Street Real Estate Fund	(12,149,976)	147,489	—	(30,626)	(12,033,113)
M&C Balanced Fund	—	24,140	740,661	2,998,604	3,763,405

Note (D) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

Year Ended October 31, 2013

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
M&C Growth Fund	15,308,565	5,984,433	(20,341,948)	951,050
TAMRO Diversified Equity Fund	272,293	5,056	(303,307)	(25,958)
Herndon Large Cap Value Fund	1,724,473	77,295	(553,437)	1,248,331
Cornerstone Large Cap Value Fund	556,632	18,800	(747,212)	(171,780)
River Road Dividend All Cap Value Fund	5,156,129	1,828,175	(3,861,426)	3,122,878
River Road Dividend All Cap Value Fund II	254,219	3,387	(76,152)	181,454
Fairpointe Mid Cap Fund	18,070,132	1,435,859	(14,913,034)	4,592,957
M&C Mid Cap Growth Fund	597,270	7,828	(423,852)	181,246
LMCG Small Cap Growth Fund	2,004,046	38,933	(359,721)	1,683,258
Silvercrest Small Cap Fund	314,297	1,162	(105,758)	209,701
TAMRO Small Cap Fund	6,816,406	1,892,026	(5,489,343)	3,219,089
River Road Select Value Fund	1,588,871	56,761	(525,762)	1,119,870
River Road Small Cap Value Fund	544,887	169,935	(1,009,533)	(294,711)
River Road Independent Value Fund	11,980,826	1,889,378	(16,056,650)	(2,186,446)
DoubleLine Core Plus Fixed Income Fund	4,823,072	292,494	(5,329,639)	(214,073)
TCH Fixed Income Fund	953,216	201,498	(2,241,661)	(1,086,947)
Lake Partners LASSO Alternatives Fund	4,155,866	36,352	(2,837,160)	1,355,058
Anchor Capital Enhanced Equity Fund	4,989,293	427,532	(6,819,244)	(1,402,419)
River Road Long-Short Fund	9,748,334	42,565	(1,427,562)	8,363,337
Barings International Fund	2,509	1,555	(4,238)	(174)
LMCG Emerging Markets Fund (a)	69,890	—	—	69,890
Harrison Street Real Estate Fund	926,494	14,559	(770,368)	170,685
M&C Balanced Fund	112,753	15,050	(655,765)	(527,962)

(a)	LMCG Emerging Markets Fund began issuing Class N shares on March 27, 2013.

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Notes to Financial Statements – continued

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
M&C Growth Fund	31,773,722	5,907,893	(27,016,572)	10,665,043
TAMRO Diversified Equity Fund	1,954,469	251	(275,939)	1,678,781
Herndon Large Cap Value Fund	3,369,141	85,484	(592,116)	2,862,509
Cornerstone Large Cap Value Fund	2,506,727	5,555	(188,320)	2,323,962
River Road Dividend All Cap Value Fund	15,887,474	2,343,933	(12,706,308)	5,525,099
River Road Dividend All Cap Value Fund II	6,086,481	70,708	(364,705)	5,792,484
Fairpointe Mid Cap Fund	23,358,073	1,027,797	(13,678,107)	10,707,763
LMCG Small Cap Growth Fund	595,578	5,342	(92,943)	507,977
Sillvercrest Small Cap Fund	1,662,372	8,931	(122,970)	1,548,333
TAMRO Small Cap Fund (a)	8,715,782	2,234,145	(9,190,853)	1,759,074
River Road Select Value Fund	6,134,305	1,237,782	(6,524,564)	847,523
River Road Small Cap Value Fund	3,987,576	913,112	(7,768,151)	(2,867,463)
River Road Independent Value Fund (b)	11,939,790	1,729,407	(9,727,757)	3,941,440
DoubleLine Core Plus Fixed Income Fund	5,482,743	397,260	(5,039,350)	840,653
TCH Fixed Income Fund	116,289	35,075	(267,227)	(115,863)
Lake Partners LASSO Alternatives Fund	16,747,896	259,746	(6,288,030)	10,719,612
Anchor Capital Enhanced Equity Fund	4,030,307	220,773	(6,308,808)	(2,057,728)
River Road Long-Short Fund (c)	6,329,701	—	(420,651)	5,909,050
Barings International Fund	1,521,858	224,097	(5,907,075)	(4,161,120)
LMCG Emerging Markets Fund (d)	341,891	—	—	341,891
Harrison Street Real Estate Fund	33,502	181	(2,189)	31,494
M&C Balanced Fund	6,701	473	(19,931)	(12,757)

(a)	TAMRO Small Cap Fund had a subscription-in-kind in the amount of $2,677,538 on April 25, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,657,373, $19,712 and $453, respectively. The Fund also had a redemption-in-kind in the amount of $52,573,290 on January 15, 2013. The redemption was comprised of securities and cash in the amounts of $51,794,423 and $778,867, respectively.
(b)	River Road Independent Value Fund had a subscription-in-kind in the amount of $597,548 on March 27, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $258,478, $338,808 and $262, respectively.
(c)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.
(d)	The inception date for the LMCG Emerging Markets Fund Class I shares is March 28, 2013.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase in Shares Outstanding
M&C Growth Fund	83,728	21,706	(99,541)	5,893

Year Ended October 31, 2012

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
M&C Growth Fund	18,041,363	5,664,499	(16,394,064)	7,311,798
TAMRO Diversified Equity Fund	210,627	38,289	(597,734)	(348,818)
Herndon Large Cap Value Fund	1,664,603	39,719	(466,689)	1,237,633
Cornerstone Large Cap Value Fund	574,279	10,721	(1,126,860)	(541,860)
River Road Dividend All Cap Value Fund	10,262,549	985,104	(10,485,646)	762,007
River Road Dividend All Cap Value Fund II (a)	100,138	373	(40)	100,471
Fairpointe Mid Cap Fund	13,920,692	417,341	(17,204,213)	(2,866,180)
M&C Mid Cap Growth Fund	296,901	—	(49,540)	247,361
LMCG Small Cap Growth Fund	94,914	—	(143,050)	(48,136)
Silvercrest Small Cap Fund (b)	69,067	—	(306)	68,761
TAMRO Small Cap Fund	4,990,377	1,982,107	(6,291,677)	680,807
River Road Select Value Fund	248,746	332,250	(1,222,289)	(641,293)
River Road Small Cap Value Fund	862,257	—	(4,725,116)	(3,862,859)
River Road Independent Value Fund	18,469,468	339,193	(15,564,710)	3,243,951
DoubleLine Core Plus Fixed Income Fund	6,542,470	124,012	(2,391,890)	4,274,592
TCH Fixed Income Fund	1,111,218	245,495	(1,865,034)	(508,321)
Lake Partners LASSO Alternatives Fund	1,713,847	21,588	(489,123)	1,246,312
Anchor Capital Enhanced Equity Fund	10,363,817	763,094	(3,930,442)	7,196,469
River Road Long-Short Fund	290,834	—	(54,850)	235,984
Barings International Fund	1,673	1,945	(43)	3,575
Harrison Street Real Estate Fund	621,290	4,957	(337,947)	288,300
M&C Balanced Fund	584,267	14,308	(289,262)	309,313

(a)	The inception date for the River Road Dividend All Cap Value Fund II Class N shares is June 27, 2012.
(b)	The inception date for the Silvercrest Small Cap Fund Class N shares is December 27, 2011.

155

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Notes to Financial Statements – continued

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
M&C Growth Fund	43,042,995	4,364,756	(23,294,443)	24,113,308
TAMRO Diversified Equity Fund (a)	44,338	—	(2,319)	42,019
Herndon Large Cap Value Fund	2,306,966	73,629	(485,691)	1,894,904
Cornerstone Large Cap Value Fund	485,538	58	(10,500)	475,096
River Road Dividend All Cap Value Fund	24,480,603	1,049,359	(5,161,671)	20,368,291
River Road Dividend All Cap Value Fund II (b)	894,279	3,478	(952)	896,805
Fairpointe Mid Cap Fund (c)	20,254,334	327,743	(20,929,526)	(347,449)
LMCG Small Cap Growth Fund (d)	25,824	—	(215,934)	(190,110)
Silvercrest Small Cap Fund (e) (f)	694,135	—	(240,046)	454,089
TAMRO Small Cap Fund (g)	7,501,659	2,242,345	(9,314,452)	429,552
River Road Select Value Fund	6,030,361	2,982,288	(4,372,992)	4,639,657
River Road Small Cap Value Fund	3,570,354	—	(6,081,336)	(2,510,982)
River Road Independent Value Fund	25,305,662	189,732	(3,918,323)	21,577,071
DoubleLine Core Plus Fixed Income Fund	9,567,318	177,202	(684,564)	9,059,956
TCH Fixed Income Fund	308,748	35,661	(393,122)	(48,713)
Lake Partners LASSO Alternatives Fund	8,580,923	148,112	(4,201,794)	4,527,241
Anchor Capital Enhanced Equity Fund	4,796,811	678,182	(3,978,006)	1,496,987
Barings International Fund	2,684,137	187,976	(1,593,922)	1,278,191
Harrison Street Real Estate Fund (h)	20,224	61	(3,696,962)	(3,676,677)
M&C Balanced Fund	30,540	428	(11,383)	19,585

(a)	The inception date for the TAMRO Diversified Equity Fund Class I shares is March 2, 2012.
(b)	The inception date for the River Road Dividend All Cap Value Fund II Class I shares is June 27, 2012.
(c)	Fairpointe Mid Cap Fund had a redemption-in-kind in the amount of $38,722,763 on January 13, 2012. The redemption was comprised of securities and cash in the amounts of $38,179,960 and $542,803, respectively.
(d)	LMCG Small Cap Growth Fund had a redemption-in-kind in the amount of $2,554,395 on September 25, 2012. The redemption was comprised of securities and cash in the amounts of $2,419,219 and $135,175, respectively.
(e)	The inception date for the Silvercrest Small Cap Fund Class I shares is December 27, 2011.
(f)	Silvercrest Small Cap Fund had a redemption-in-kind in the amount of $2,608,977 on April 26, 2012. The redemption was comprised of securities and cash in the amounts of $2,579,146 and $29,831, respectively.
(g)	TAMRO Small Cap Fund had redemptions-in-kind in the amounts of $40,667,980 on May 1, 2012 and $7,010,475 on June 27, 2012. The May 1, 2012 redemption was comprised of securities and cash in the amounts of $39,335,174 and $6,762,586, respectively and the June 27, 2012 redemption was comprised of securities and cash in the amounts of $1,332,806 and $247,889, respectively.
(h)	Harrison Street Real Estate Fund had a redemption-in-kind in the amount of $31,399,368 on December 2, 2011. The redemption was comprised of securities and cash in the amounts of $30,913,574 and $485,794, respectively.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Decrease in Shares Outstanding
M&C Growth Fund	100,372	23,324	(127,056)	(3,360)

Note (E) Investment Transactions: Aggregate purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the year ended October 31, 2013 were as follows:

	Aggregate Purchases		Proceeds from Sales
	U.S. Government	Other	U.S. Government	Other
M&C Growth Fund	$—	$2,469,955,015	$—	$2,306,385,133
TAMRO Diversified Equity Fund	—	55,496,778	—	29,652,776
Herndon Large Cap Value Fund	—	105,094,113	—	58,100,728
Cornerstone Large Cap Value Fund	—	48,493,163	—	23,159,053
River Road Dividend All Cap Value Fund	—	426,579,777	—	360,221,839
River Road Dividend All Cap Value Fund II	—	79,613,228	—	12,611,096
Fairpointe Mid Cap Fund	—	1,882,507,879	—	1,380,665,203
M&C Mid Cap Growth Fund	—	9,935,890	—	8,669,937
LMCG Small Cap Growth Fund (a)	—	46,520,832	—	41,333,057
Silvercrest Small Cap Fund	—	28,332,063	—	6,592,985
TAMRO Small Cap Fund (b)	—	845,620,132	—	797,995,404
River Road Select Value Fund	—	129,783,687	—	127,791,592
River Road Small Cap Value Fund	—	164,832,223	—	243,988,336
River Road Independent Value Fund (c)	—	248,996,759	—	385,342,578
DoubleLine Core Plus Fixed Income Fund	150,069,791	110,398,160	157,102,898	87,503,535
TCH Fixed Income Fund	15,501,062	18,013,117	13,411,551	32,651,702
Lake Partners LASSO Alternatives Fund	—	329,447,235	—	158,223,429
Anchor Capital Enhanced Equity Fund	—	118,905,956	—	173,894,423
River Road Long-Short Fund	—	235,570,737	—	125,570,102
Barings International Fund	—	30,353,764	—	60,709,398
LMCG Emerging Markets Fund	—	7,632,855	—	3,462,580
Harrison Street Real Estate Fund	—	21,546,353	—	19,139,891
M&C Balanced Fund	402,063	8,649,754	1,743,992	17,810,004

156

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Notes to Financial Statements – continued

(a)	The cost of purchases excludes securities received from the Reorganization (Note J).
(b)	TAMRO Small Cap Fund had a subscription-in-kind in the amount of $2,677,538 on April 25, 2013, which is excluded from the aggregate purchases above. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,657,373, $19,712 and $453, respectively. The Fund also had a redemption-in-kind in the amount of $52,573,290 on January 15, 2013, which is excluded from the proceeds from sales above. The redemption was comprised of securities and cash in the amounts of $51,794,423 and $778,867, respectively.
(c)	River Road Independent Value Fund had a subscription-in-kind in the amount of $597,548 on March 27, 2013, which is excluded from the aggregate purchases above. The subscription was comprised of securities, cash and dividends accrued in the amounts of $258,478, $338,808 and $262, respectively.

Note (F) Redemption Fees: In accordance with the prospectus, certain Funds assessed a redemption fee on Fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2013 and included in the Cost of Shares redeemed on the Statements of Changes in Net Assets:

Fund Name	Time Period	Amount
Barings International Fund	2% Within 90 Days	$3,498
Harrison Street Real Estate Fund	2% Within 90 Days	5,154
LMCG Emerging Markets Fund	2% Within 90 Days	—

Note (G) Advisory, Administration, Distribution Services and Trustee Agreements:

Advisory. Aston serves as investment adviser and administrator to the Funds. Under the terms of the investment advisory agreement for the Funds (the “Investment Advisory Agreement”), fees are accrued daily and paid monthly, at specified annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current Investment Advisory Agreement are included in the Funds’ annual or semi-annual report to shareholders covering the period during which the approval occurred.

Certain Funds are subject to an expense limitation agreement with the Adviser, pursuant to which annual ordinary operating expenses for Class N and Class I shareholders are capped at certain specified annual rates of average daily net assets. There are no contractual expense limitations for Class R shareholders.

The contractual expense limitations for the Funds are effective through February 28, 2014, except as noted below. The advisory rates and contractual expense limitations for the year ended October 31, 2013 were as follows:

		Contractual Expense Limitations
Fund Name	Advisory Fees	Class N	Class I
M&C Growth Fund	0.80% on first $800,000,000
	0.60% over $800,000,000 up to $6 billion
	0.55% over $6 billion up to $12 billion 0.50% over $12 billion	N/A	N/A
TAMRO Diversified Equity Fund	0.80%	1.20%	0.95%
Herndon Large Cap Value Fund	0.80%	1.30%(a)	1.05%(a)
Cornerstone Large Cap Value Fund	0.80%	1.30%	1.05%
River Road Dividend All Cap Value Fund	0.70%	1.30%	1.05%
River Road Dividend All Cap Value Fund II	0.70%	1.30%(a)	1.05%(a)
Fairpointe Mid Cap Fund	0.80% on first $100,000,000
	0.75% next $300,000,000
	0.70% over $400,000,000	N/A	N/A
M&C Mid Cap Growth Fund	0.85%	1.25%(a)	N/A
LMCG Small Cap Growth Fund	1.00%	1.35%(a)	1.10%(a)
Silvercrest Small Cap Growth	1.00%	1.40%(a)	1.15%(a)
TAMRO Small Cap Fund	0.90%	N/A	N/A
River Road Select Value Fund	1.00%	1.50%(a)	1.25%(a)
River Road Small Cap Value Fund	0.90%	N/A	N/A
River Road Independent Value Fund	1.00%	1.42%(a)	1.17%(a)
DoubleLine Core Plus Fixed Income Fund	0.55%	0.94%(a)	0.69%(a)
TCH Fixed Income Fund	0.55%	0.94%	0.69%
Lake Partners LASSO Alternatives Fund	1.00%	1.45%(a)	1.20%(a)
Anchor Capital Enhanced Equity Fund	0.70%	1.40%	1.15%
River Road Long-Short Fund (b)	1.20%	1.70%(a)	1.45%(a)
Barings International Fund	1.00%	1.40%(a)	1.15%(a)
LMCG Emerging Markets Fund (c)	1.05%	1.65%(a)*	1.40%(a)*
Harrison Street Real Estate Fund	1.00%	1.37%	1.12%
M&C Balanced Fund	0.75%	1.35%	1.10%

(a)	Pursuant to a contractual expense reimbursement agreement between the Adviser and the Trust, with respect to the Fund, from commencement of operations through the completion of the first three full fiscal years for a period up to three years from the fiscal year end during which such amount was waived or reduced, the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio (not including interest, taxes, other investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

157

Aston Funds

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Notes to Financial Statements – continued

(b)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.
(c)	The inception date for the LMCG Emerging Markets Fund Class N and Class I shares is March 28, 2013.
*	The contractual expense limitation for LMCG Emerging Markets Fund is in effect through March 31, 2014.

Pursuant to a contractual expense reimbursement agreement between the Adviser and the Trust, from commencement of operations through the completion of the first three full fiscal years for a period of up to three years from the fiscal year end during which the Advisor waived its advisory fees or reimbursed expenses for each of Herndon Large Cap Value Fund-Classes N and I, River Road Dividend All Cap Value Fund II-Classes N and I, M&C Mid Cap Growth Fund-Class N, LMCG Small Cap Growth Fund-Classes N and I, Silvercrest Small Cap Fund-Classes N and I, River Road Select Value Fund-Classes N and I, River Road Independent Value Fund-Classes N and I, DoubleLine Core Plus Fixed Income Fund-Classes N and I, Lake Partners LASSO Alternatives Fund-Classes N and I, River Road Long-Short Fund-Classes N and I, Barings International Fund-Classes N and I and LMCG Emerging Markets Fund-Classes N and I, the Adviser is entitled to be reimbursed by each Fund for such previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio (not including interest, taxes, other investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

As of October 31, 2013, the cumulative amounts that are subject to recoupment by the Adviser from each Fund are as follows:

	Expiration
	2014	2015		2016
Herndon Large Cap Value Fund	$129,816		$42,793		N/A
River Road Dividend All Cap Value Fund II	N/A		59,860		$36,018
Montag & Caldwell Mid Cap Growth Fund	72,010		N/A		N/A
LMCG Small Cap Growth Fund	190,704		123,269		157,143
Silvercrest Small Cap Fund	N/A		147,166		116,435
River Road Select Value Fund	N/A		N/A		N/A
River Road Independent Value Fund	244,471		143,528		59,855
DoubleLine Core Plus Fixed Income Fund	105,633		389,195		205,067
Lake Partners LASSO Alternatives Fund	87,814		N/A		N/A
River Road Long-Short Fund	97,108		110,750		76,699
Barings International Fund	$147,896	$	N/A	$	N/A
LMCG Emerging Markets Fund (1)	N/A		N/A		119,333

Total	$1,075,452		$1,016,561		$770,550

(1)	The Fund commenced operations in the current fiscal year.

For the year ended October 31, 2013, the Adviser was reimbursed $28,353 by the Herndon Large Cap Value Fund and $85,619 by the Lake Partners LASSO Alternatives Fund as recoupment of prior year fee waivers. No other Fund in the above table reimbursed the Adviser for the period.

During the year ended October 31, 2013, the following Fund was reimbursed by the Subadviser for losses incurred on transactions not meeting the Fund’s investment guidelines:

Capital Contribution
Harrison Street Real Estate Fund	$96

The Adviser manages each Fund by retaining one or more Subadvisers to manage each Fund, as follows:

Fund	Subadviser
M&C Growth Fund	Montag & Caldwell, LLC
TAMRO Diversified Equity Fund	TAMRO Capital Partners LLC
Herndon Large Cap Value Fund	Herndon Capital Management, LLC
Cornerstone Large Cap Value Fund	Cornerstone Investment Partners, LLC
River Road Dividend All Cap Value Fund	River Road Asset Management, LLC
River Road Dividend All Cap Value Fund II	River Road Asset Management, LLC
Fairpointe Mid Cap Fund	Fairpointe Capital LLC
M&C Mid Cap Growth Fund	Montag & Caldwell, LLC
LMCG Small Cap Growth Fund	Lee Munder Capital Group, LLC
Silvercrest Small Cap Fund	Silvercrest Asset Management Group LLC
TAMRO Small Cap Fund	TAMRO Capital Partners LLC
River Road Select Value Fund	River Road Asset Management, LLC
River Road Small Cap Value Fund	River Road Asset Management, LLC
River Road Independent Value Fund	River Road Asset Management, LLC
DoubleLine Core Plus Fixed Income Fund	DoubleLine Capital LP
TCH Fixed Income Fund	Taplin, Canida & Habacht LLC
Lake Partners LASSO Alternatives Fund	Lake Partners, Inc.
Anchor Capital Enhanced Equity Fund	Anchor Capital Advisors LLC
River Road Long-Short Fund	River Road Asset Management, LLC
Barings International Fund	Baring International Investment Limited
LMCG Emerging Markets Fund	Lee Munder Capital Group, LLC
Harrison Street Real Estate Fund	Harrison Street Securities, LLC
M&C Balanced Fund	Montag & Caldwell, LLC

Subadvisory fees are paid monthly by Aston. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements for the Funds (each, a “Sub-Investment Advisory Agreement”) are included in the additional information section of the Funds’ annual or semi-annual report to shareholders covering the period in which such approval occurred.

Administration. Under the terms of the administration agreement between the Trust and Aston, the Funds’ administrator (the “Administration Agreement”), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance-related expenses. The administration fee arrangement is as follows:

Administration Fees at Trust Level	Annual Rate

First $7.4 billion	0.0437%
Over $7.4 billion	0.0412%

158

Aston Funds

October 31, 2013

Notes to Financial Statements – continued

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and BNY Mellon (the “Sub-Administration Agreement”). Under the terms of the Sub-Administration Agreement, sub-administration fees (inclusive of tax services fees), which are paid by Aston, are accrued daily and paid monthly, at a rate of 0.0167% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund. The fees may be subject to an annual increase by BNY Mellon, in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, all items (unadjusted) published since the last such increase in fees. The first such annual increase, of 1.7%, was effective October 1, 2013.

Distribution Services. Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter and distributor of the Funds’ shares. Pursuant to Rule 12b-1 distribution and service plans (the “Plans”) adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund’s Class N average daily net assets and 0.50% of each participating Fund’s Class R average daily net assets. The Class I shares do not have Rule 12b-1 plans. Effective January 1, 2012 the TCH Fixed Income Fund and M&C Balanced Fund reduced their 12b-1 fees to 0.15% and 0.10%, respectively.

Trustees. The Trustees of the Trust who are not affiliated with the Adviser or Subadviser receive an annual retainer and per meeting fees, and they are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. The Chairman of the Board and Committee Chairs receive an additional retainer. No officer or employee of the Adviser, of a Subadviser, or of their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2013 was $704,500.

Note (H) Credit Agreement: Effective July 6, 2010 and as amended August 30, 2013, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each series of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25% or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25% or the One Month LIBOR Rate plus 1.25%. The Trust pays a commitment fee on the unutilized commitment amount of 0.12% per annum. The Funds did not utilize the line of credit during the fiscal year ended October 31, 2013.

Note (I) Fully FDIC-insured Uninvested Deposit Balance Program: Effective July 3, 2012, the Trust entered into a program under which cash that is currently held in custody and trust accounts by the Bank, as custodian for the Trust, would be held in non-interest bearing transaction accounts at the Bank that are fully covered by the FDIC. River Road Independent Value Fund, Lake Partners LASSO Alternatives Fund and Anchor Capital Enhanced Equity Fund have accrued Earnings Credits to offset the Funds’ respective custody and transfer agency fees (including overdraft charges) based on the specified Earnings Credit Rate. The Earnings Credit Rate was 8 basis points on positive balances, subject to adjustment by the Bank. The term of this agreement was June 1, 2012 through December 31, 2012. For the year ended October 31, 2013, the Funds’ accrued Earnings Credits as follows:

Fund	Earnings Credit to Custody and Transfer Agency Fees
River Road Independent Value Fund	$77,099
Lake Partners LASSO Alternatives Fund	1,803
Anchor Capital Enhanced Equity Fund	139

Note (J) Reorganization: On December 13, 2012, the Board of Trustees approved an agreement and plan of reorganization (and the related transactions) (the “Agreement”), which provided for (i) the transfer of all the assets of ASTON Small Cap Fund (formerly ASTON/Veredus Small Cap Growth Fund) (the “Small Cap Fund”) to the LMCG Small Cap Growth Fund in exchange solely for shares of beneficial interest of the LMCG Small Cap Growth Fund and the assumption by the LMCG Small Cap Growth Fund of all the liabilities of the Small Cap Fund; and (ii) the distribution by the Small Cap Fund of all the shares of each class of the LMCG Small Cap Growth Fund received by the Small Cap Fund to the holders of shares of the corresponding class of the Small Cap Fund in complete liquidation and termination of the Small Cap Fund. At a special meeting of shareholders of the Small Cap Fund held on April 16, 2013, the shareholders of the Small Cap Fund voted to approve the Agreement. The closing date of the reorganization was April 22, 2013.

The result of the voting was as follows:

	For	Against	Abstain
ASTON Small Cap Fund	800,546.220	28,635.759	38,341.525

The acquisition was accomplished by a tax-free exchange of shares on April 19, 2013. For financial reporting purposes, assets received and shares issued by the Small Cap Fund were recorded at fair value on April 19, 2013; however, the cost basis of the investments received from LMCG Small Cap Growth Fund were carried forward to align ongoing reporting of the Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Prior to the merger, the Small Cap Fund had unused capital loss carryforwards. A portion of these capital loss carryforwards can be utilized by LMCG Small Cap Growth Fund in future periods.

159

Aston Funds

October 31, 2013

Notes to Financial Statements – continued

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund	Acquiring Fund	Class N Shares Issued	Class N Net Asset Value	Class N Conversion Ratio	Class I Shares Issued	Class I Net Asset Value	Class I Conversion Ratio
Small Cap Fund	LMCG Small Cap Growth Fund	1,557,689	$12.07	1.16622	86,108	$12.13	1.20650

Merged Fund	Net Assets	Unrealized Depreciation	Acquiring Fund	Net Assets
Small Cap Fund	$19,844,700	$(45,176)	LMCG Small Cap Growth Fund	$11,343,723

Assuming the acquisition had been completed on November 1, 2012, the Fund’s results of operations for the year ended October 31, 2013 are as follows:

Net investment income	$87,467
Net realized and unrealized gain on investments	9,462,168

Net increase in assets from operations	$9,549,635

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Fund that have been included in LMCG Small Cap Growth Fund’s statement of operations since April 19, 2013.

Note (K) Liquidations: ASTON/Veredus Select Growth Fund and ASTON Dynamic Allocation Fund were terminated and liquidated on January 30, 2013.

Note (L) Significant Concentrations: Certain Funds may invest a significant percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Note (M) Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

160

Aston Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aston Funds (the “Trust”) (comprising, respectively, ASTON/Montag & Caldwell Growth Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/LMCG Emerging Markets Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/TAMRO Small Cap Fund, and ASTON/TCH Fixed Income Fund, (the “Funds”)) as of October 31, 2013, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Aston Funds at October 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

161

Aston Funds

October 31, 2013

Additional Information (unaudited)

Form N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the “SEC”) for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Proxy Voting: The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, which is available (i) upon request, without charge, by calling 800-992-8151; (ii) on Aston Funds’ website at www. astonfunds.com; and (iii) on the SEC’s website at www.sec.gov. The Funds’ Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds’ website at www.astonfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Tax Information: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2013:

The following are the estimated percentages of the income dividends qualifying for the dividends received deduction (“DRD”) available to corporations:

Fund	Percentage
M&C Growth Fund	100.00%
TAMRO Diversified Equity Fund	100.00%
Herndon Large Cap Value Fund	44.66%
Cornerstone Large Cap Value Fund	100.00%
River Road Dividend All Cap Value Fund	85.73%
River Road Dividend All Cap Value Fund II	58.96%
Fairpointe Mid Cap Fund	100.00%
LMCG Small Cap Growth Fund	3.49%
Silvercrest Small Cap Fund	62.54%
TAMRO Small Cap Fund	35.57%
River Road Select Value Fund	53.36%
River Road Small Cap Value Fund	45.41%
River Road Independent Value Fund	9.58%
Lake Partners LASSO Alternatives Fund	25.98%
Anchor Capital Enhanced Equity Fund	10.40%
River Road Long-Short Fund	14.89%
Harrison Street Real Estate Fund	23.30%
M&C Balanced Fund	85.27%

For the fiscal year ended October 31, 2013, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The following percentages of ordinary dividends paid during the fiscal year ended October 31, 2013 are designated as QDI:

Fund	Percentage
M&C Growth Fund	100.00%
TAMRO Diversified Equity Fund	100.00%
Herndon Large Cap Value Fund	44.56%
Cornerstone Large Cap Value Fund	100.00%
River Road Dividend All Cap Value Fund	92.73%
River Road Dividend All Cap Value Fund II	63.22%
Fairpointe Mid Cap Fund	100.00%
LMCG Small Cap Growth Fund	3.42%
Silvercrest Small Cap Fund	62.32%
TAMRO Small Cap Fund	36.02%
River Road Select Value Fund	54.73%
River Road Small Cap Value Fund	47.35%
River Road Independent Value Fund	9.83%
Lake Partners LASSO Alternatives Fund	36.19%
Anchor Capital Enhanced Equity Fund	10.38%
River Road Long-Short Fund	15.80%
Barings International Fund	99.99%
Harrison Street Real Estate Fund	23.30%
M&C Balanced Fund	95.74%

Each Fund designates 100%, or if subsequently different, of QDI to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the DRD for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended October 31, 2013. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
M&C Growth Fund	$341,922,100
TAMRO Diversified Equity Fund	1,631,314
Herndon Large Cap Value Fund	6,483
River Road Dividend All Cap Value Fund	64,855,863
River Road Dividend All Cap Value Fund II	86,668
Fairpointe Mid Cap Fund	458,050,258
M&C Mid Cap Growth Fund	1,654,468
LMCG Small Cap Growth Fund	960,056
Silvercrest Small Cap Fund	562,183
TAMRO Small Cap Fund	116,226,665
River Road Select Value Fund	26,825,243
River Road Small Cap Value Fund	56,871,822
River Road Independent Value Fund	832,772
DoubleLine Core Plus Fixed Income Fund	22,764
Lake Partners LASSO Alternatives Fund	1,588,681
Anchor Capital Enhanced Equity Fund	556,618
River Road Long-Short Fund	28,077
Barings International Fund	944,241
M&C Balanced Fund	740,661

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

162

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE CONTINUATION OF THE EXISTING SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/SILVERCREST SMALL CAP FUND

The Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not “interested persons” as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of the continuation of the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Aston”) and Silvercrest Small Cap Asset Management Group LLC (“Silvercrest”) with respect to the ASTON/Silvercrest Small Cap Fund (the “Fund”), at an in-person meeting on September 20, 2012.

The Board considered information provided and discussions held at the September 20, 2012 meeting regarding anticipated ownership changes of Silvercrest as a result of an initial public offering of its affiliated company (the “Transaction”). The Board considered that the Transaction may be deemed to result in an assignment of the Sub-Investment Advisory Agreement which would result in its automatic termination.

The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, Silvercrest or their affiliates to consider approval of the continuation of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations.

In determining whether to approve the continuation of the Sub-Investment Advisory Agreement, the Board noted that at its December 15, 2011 meeting, it had determined to approve the Sub-Investment Advisory Agreement on the same terms, including the fees payable to Silvercrest. The Board noted that, with respect to the Sub-investment Advisory Agreement, it had considered: (i) the nature, extent and quality of services to be provided; (ii) the sub-advisory fee rate and overall fee structure of the Fund; and (iii) other potential benefits to be received by Silvercrest. The Board considered that at its December 15, 2011 meeting, it had determined that the terms of the Sub-Investment Advisory Agreement were fair and reasonable and that the approval of the Sub-Investment Advisory Agreement was in the best interests of the Fund.

The Board also considered whether the Transaction would result in any change in personnel of Silvercrest and whether it would impact the nature, extent or quality of services provided to the Fund. Based on the information provided by Silvercrest, it was noted that the Transaction would not impact the nature, extent or quality of services provided by Silvercrest and that the Fund’s current portfolio management team would not change as a result.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement were fair and reasonable, and that the approval of the continuation of the Sub-Investment Advisory Agreement was in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Disclosure of Fund Expenses: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The below table illustrates each Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

163

Aston Funds

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Additional Information (unaudited) – continued

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the prospectus. If these costs were applied to your account, your costs would be higher.

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
M&C Growth Fund
Actual Fund Return
Class N	$1,000	$1,072.10	1.03%	$5.38
Class I	1,000	1,073.70	0.78%	4.08
Class R	1,000	1,070.70	1.28%	6.68
Hypothetical 5% Return
Class N	$1,000	$1,020.01	1.03%	$5.24
Class I	1,000	1,021.27	0.78%	3.97
Class R	1,000	1,018.75	1.28%	6.51
TAMRO Diversified Equity Fund
Actual Fund Return
Class N	$1,000	$1,107.80	1.20%	$6.38
Class I	1,000	1,109.10	0.95%	5.05
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Class I	1,000	1,020.42	0.95%	4.84
Herndon Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,088.10	1.30%	$6.84
Class I	1,000	1,089.60	1.05%	5.53
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
Cornerstone Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,102.70	1.30%	$6.89
Class I	1,000	1,105.10	1.05%	5.57
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
River Road Dividend All Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,091.30	1.10%	$5.80
Class I	1,000	1,092.20	0.85%	4.48
Hypothetical 5% Return
Class N	$1,000	$1,019.66	1.10%	$5.60
Class I	1,000	1,020.92	0.85%	4.33
River Road Dividend All Cap Value Fund II
Actual Fund Return
Class N	$1,000	$1,086.90	1.30%	$6.84
Class I	1,000	1,088.20	1.05%	5.53
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
Fairpointe Mid Cap Fund
Actual Fund Return
Class N	$1,000	$1,182.90	1.12%	$6.16
Class I	1,000	1,184.20	0.87%	4.79
Hypothetical 5% Return
Class N	$1,000	$1,019.56	1.12%	$5.70
Class I	1,000	1,020.82	0.87%	4.43
M&C Mid Cap Growth Fund
Actual Fund Return
Class N	$1,000	$1,128.10	1.25%	$6.70
Hypothetical 5% Return
Class N	$1,000	$1,018.90	1.25%	$6.36

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
LMCG Small Cap Growth Fund
Actual Fund Return
Class N	$1,000	$1,178.70	1.35%	$7.41
Class I	1,000	1,180.10	1.10%	6.04
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60
Silvercrest Small Cap Fund
Actual Fund Return
Class N	$1,000	$1,171.60	1.40%	$7.66
Class I	1,000	1,172.80	1.15%	6.30
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
TAMRO Small Cap Fund
Actual Fund Return
Class N	$1,000	$1,132.80	1.32%	$7.10
Class I	1,000	1,133.70	1.07%	5.75
Hypothetical 5% Return
Class N	$1,000	$1,018.55	1.32%	$6.72
Class I	1,000	1,019.81	1.07%	5.45
River Road Select Value Fund
Actual Fund Return
Class N	$1,000	$1,106.60	1.46%	$7.75
Class I	1,000	1,107.80	1.21%	6.43
Hypothetical 5% Return
Class N	$1,000	$1,017.85	1.46%	$7.43
Class I	1,000	1,019.11	1.21%	6.16
River Road Small Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,126.90	1.33%	$7.13
Class I	1,000	1,128.50	1.08%	5.79
Hypothetical 5% Return
Class N	$1,000	$1,018.50	1.33%	$6.77
Class I	1,000	1,019.76	1.08%	5.50
River Road Independent Value Fund(3)
Actual Fund Return
Class N	$1,000	$1,041.80	1.42%	$7.31
Class I	1,000	1,043.40	1.17%	6.03
Hypothetical 5% Return
Class N	$1,000	$1,018.05	1.42%	$7.22
Class I	1,000	1,019.31	1.17%	5.96
DoubleLine Core Plus Fixed Income Fund
Actual Fund Return
Class N	$1,000	$976.50	0.94%	$4.68
Class I	1,000	977.80	0.69%	3.44
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
TCH Fixed Income Fund
Actual Fund Return
Class N	$1,000	$976.90	0.84%	$4.19
Class I	1,000	977.60	0.69%	3.44
Hypothetical 5% Return
Class N	$1,000	$1,020.97	0.84%	$4.28
Class I	1,000	1,021.73	0.69%	3.52
Lake Partners LASSO Alternatives Fund(3)
Actual Fund Return
Class N	$1,000	$1,018.30	1.45%	$7.38
Class I	1,000	1,019.00	1.20%	6.11
Hypothetical 5% Return
Class N	$1,000	$1,017.90	1.45%	$7.37
Class I	1,000	1,019.16	1.20%	6.11

164

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
Anchor Capital Enhanced Equity Fund(3)
Actual Fund Return
Class N	$1,000	$1,050.60	1.24%	$6.41
Class I	1,000	1,051.80	0.98%	5.07
Hypothetical 5% Return
Class N	$1,000	$1,018.95	1.24%	$6.31
Class I	1,000	1,020.27	0.98%	4.99
River Road Long-Short Fund(4)(5)
Actual Fund Return
Class N	$1,000	$1,076.10	1.70%	$8.90
Class I	1,000	1,077.90	1.45%	7.59
Hypothetical 5% Return
Class N	$1,000	$1,016.64	1.70%	$8.64
Class I	1,000	1,017.90	1.45%	7.37
Barings International Fund
Actual Fund Return
Class N	$1,000	$1,077.20	1.40%	$7.33
Class I	1,000	1,078.60	1.15%	6.03
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
LMCG Emerging Markets Fund(6)
Actual Fund Return
Class N	$1,000	$966.90	1.65%	$8.18
Class I	1,000	968.90	1.40%	6.95
Hypothetical 5% Return
Class N	$1,000	$1,016.89	1.65%	$8.39
Class I	1,000	1,018.15	1.40%	7.12
Harrison Street Real Estate Fund
Actual Fund Return
Class N	$1,000	$927.70	1.37%	$6.66
Class I	1,000	928.90	1.12%	5.45
Hypothetical 5% Return
Class N	$1,000	$1,018.30	1.37%	$6.97
Class I	1,000	1,019.56	1.12%	5.70
M&C Balanced Fund
Actual Fund Return
Class N	$1,000	$1,034.00	1.20%	$6.15
Class I	1,000	1,034.60	1.10%	5.64
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Class I	1,000	1,019.66	1.10%	5.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

(3)	Earnings Credit did not affect the six months expense ratio for the six months ended October 31, 2013, except for the River Road Independent Value Fund. If included, your annualized expense ratios for the River Road Independent Value Fund would be 1.40% and 1.15% for Class N and Class I, respectively and your actual and hypothetical expenses paid during the period would be $7.21 and $7.12 and $5.92 and $5.85 for Class N and Class I, respectively.

(4)	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 2.35% and 2.10% for Class N and Class I, respectively and your actual and hypothetical expenses paid during the period would be $12.30 and $11.93 and $11.00 and $10.66 for Class N and Class I, respectively.

(5)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.

(6)	The inception date for the LMCG Emerging Markets Fund is March 28, 2013.

165

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board. Information pertaining to the Trustees and officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES
William E. Chapman, II c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 72 Trustee; Independent Chairman	Since 2010	President and Owner, Longboat Retirement Planning Solutions (1998-present); Trustee of Bowdoin College (2002-present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	23	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (36 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board.

Edward J. Kaier c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 68 Trustee	Since 2010	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	23	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (36 portfolios)	Significant board experience; practicing attorney.

Gregory T. Mutz c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 68 Trustee	Since 1993	Chairman and CEO of AMLI Residential Properties Trust (a Multifamily REIT), a successor company to AMLI Realty Co. (2004-present); Vice Chairman of UICI (NYSE: UCI) (an insurance holding company) (2003-2004)	23	Member of Board of Genesis Financial Solutions (a privately-held company based in Portland, Oregon providing debt recovery, consumer lending and credit card services) (2005-present); a member of the Board of WAN S.A., a residential real estate company headquartered in Warsaw, Poland (2008-present); a member of the Board of Suknip International Limited, a residential real estate company headquartered in St. Petersburg, Russia (2008-present); Formerly, Director of Alico, Inc. (NASDAQ: ALCO) (agribusiness) (2005-2009)	Significant board experience; previous service as lead independent trustee; significant executive experience with several financial services firms.

166

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Steven J. Paggioli c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 63 Trustee	Since 2010	Independent Consultant (2002-present); formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	23	Trustee, Professionally Managed Portfolios (43 portfolios); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (36 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator.

Eric Rakowski c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 55 Trustee	Since 2010	Professor, University of California at Berkeley School of Law (1990-present)	23	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (36 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Robert B. Scherer c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 72 Trustee	Since 1999	President of The Rockridge Group, Ltd. (title insurance industry consulting services) (1994-present)	23	Director, Title Reinsurance Company (insurance for title agents)(1998-present)	Significant board experience; continuing service as Chair of the Audit Committee; significant executive experience as chief financial officer of insurance and financial services firm.

167

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Thomas R. Schneeweis, c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 66 Trustee	Since 2010	Professor of Finance, University of Massachusetts (1977-present); Director, CISDM at the University of Massachusetts, (1996-present); President, TRS Associates (1982-present); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2012); Partner, White Bear Partners, LLC (2007-2010); Partner, S Capital Management, LLC (2007-present); Partner, Northampton Capital Management, LLC (2004-2010)	23	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (36 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

INTERESTED TRUSTEES
Stuart D. Bilton, CFA[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 67 Trustee; Chief Executive Officer	Trustee since 1993; Chief Executive Officer since 2010	Chief Executive Officer, Aston Asset Management, LP (2006-present); Chairman, Aston Funds (1993-2010)	23	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm) (1987-present); Director, Highbury Financial Inc. (2009-2010)	Significant board experience; significant executive experience with several financial services firms; former Chairman of the Board.

Jeffrey S. Murphy[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 47 Trustee	Since 2010	Senior Vice President, Affiliated Managers Group, Inc. (2007-present); Vice President, Affiliated Managers Group, Inc. (1995-2007)	23	N/A	Significant financial industry experience; significant executive experience with several financial services firms.

OFFICER(S) WHO ARE NOT TRUSTEES
Kenneth C. Anderson c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 49 President	Since 1993	President, Aston Asset Management, LP (2006-present); Director, Highbury Financial Inc. (2009-2010); CPA	N/A	N/A	N/A

168

Aston Funds

October 31, 2013

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

OFFICER(S) WHO ARE NOT TRUSTEES (continued)
Gerald F. Dillenburg c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 47 Senior Vice President, Secretary, Chief Operating Officer and Chief Compliance Officer	Since 1996	Chief Compliance Officer, Aston Asset Management, LP (2006-present); Chief Financial Officer, Aston Asset Management, LP (2006-2010); CPA	N/A	N/A	N/A

Laura M. Curylo c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 45 Chief Financial Officer and Treasurer	Since 2010	Chief Financial Officer, Aston Asset Management, LP (2010-present); Vice President and Controller, Aston Asset Management, LP (2006-present); CPA	N/A	N/A	N/A

Christine C. Carsman c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 61 Chief Legal Officer	Since 2010	Senior Vice President (2007-present) and Deputy General Counsel (2011-present), Chief Regulatory Counsel (2004-2011), Vice President (2004-2007), Affiliated Managers Group, Inc.; Trustee, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	N/A	N/A	N/A

[1]

A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust, or (iv) the last day of the fiscal year in which he attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws of the Trust.

[2]	The term “Fund Complex” includes all series of Aston Funds.
[3]

“Interested person” of the Trust as defined in the 1940 Act. Mr. Bilton is considered an “interested person” because of his affiliation with Aston Asset Management, LP which acts as the Funds’ investment adviser. Mr. Murphy is considered an “interested person” because of his affiliation with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser, and related entities.

169

Aston Funds

ADVISER

Aston Asset Management, LP

120 N. LaSalle Street, 25th Floor

Chicago, IL 60602

SUBADVISERS

Anchor Capital Advisors LLC

One Post Office Square, Suite 3850

Boston, MA 02109

Baring International Investment Limited

155 Bishopsgate

London, EC2M 3XY UK

Cornerstone Investment Partners, LLC

Phipps Tower

3438 Peachtree Road NE, Suite 900

Atlanta, GA 30326

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Fairpointe Capital LLC

One North Franklin, Suite 3300

Chicago, IL 60606

Harrison Street Securities, LLC

71 South Wacker Drive, Suite 3575

Chicago, IL 60606

Herndon Capital Management, LLC

191 Peachtree Street, NE, Suite 2500

Atlanta, GA 30303

Lake Partners, Inc.

4 High Ridge Park, Suite 300

Stamford, CT 06905

Lee Munder Capital Group, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

SUBADVISERS - continued

Montag & Caldwell, LLC

3455 Peachtree Road NE, Suite 1200

Atlanta, GA 30326

River Road Asset Management, LLC

Meidinger Tower, Suite 1600

462 South Fourth Street

Louisville, KY 40202

Silvercrest Asset Management Group LLC

1330 Avenue of the Americas, 38th Floor

New York, NY 10019

TAMRO Capital Partners LLC

1701 Duke St., Suite 250

Alexandria, VA 22314

Taplin, Canida & Habacht LLC

1001 Brickell Bay Drive, Suite 2100

Miami, FL 33131

SHAREHOLDER SERVICES

Aston Funds

P.O. Box 9765

Providence, RI 02940

DISTRIBUTOR

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

OFFICERS

Stuart D. Bilton, Chief Executive Officer

Kenneth C. Anderson, President

Gerald F. Dillenburg, Senior Vice President and Secretary, Chief Operating Officer and Chief Compliance Officer

Christine C. Carsman, Chief Legal Officer

Laura M. Curylo, Treasurer and Chief Financial Officer

Juli A. Braun, Assistant Treasurer

Michael A. Cozzi, Assistant Treasurer

James A. Dimmick, Assistant Secretary

Marc J. Peirce, Assistant Secretary

Diana R. Podgorny, Assistant Secretary

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Vedder Price P.C.

222 N. LaSalle Street

Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

155 N. Wacker Drive

Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-992-8151.

170

Guide to Shareholder Benefits

We’re delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. – 7 p.m. Eastern Time.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For Class N shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we’ll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEBSITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Automated Shareholder Services Line Is at Your Service 24 Hours a Day
800-992-8151

Investor Services

Associates are available to assist you Monday – Friday 9 a.m. to 7 p.m., Eastern Time. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

Aston Funds

P.O. Box 9765

Providence, RI 02940

ATAN 13

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant’s audit committee financial expert and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $403,670 for 2013 and $400,750 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $26,910 for 2013 and $26,000 for 2012. Such fees were related to agreed upon procedures for the April 30, 2013 and April 30, 2012 unaudited semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning $0 for 2013 and $0 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Audit Committee Charter, the Audit Committee shall:

1.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.[1]
—

The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

2.

Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[2] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Funds.[3]

[1]	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:
(a)	the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

[2]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

[3]	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

—

The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(a)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Aston Funds

By (Signature and Title)* /s/ Stuart D. Bilton
Stuart D. Bilton, Chief Executive Officer
(principal executive officer)

Date 01/03/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stuart D. Bilton
Stuart D. Bilton, Chief Executive Officer
(principal executive officer)

Date 01/03/14

By (Signature and Title)* /s/ Laura M. Curylo
Laura M. Curylo, Treasurer and Chief Financial Officer
(principal financial officer)

Date 01/03/14

* Print the name and title of each signing officer under his or her signature.